UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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BorgWarner Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of 2018
Annual Meeting of Stockholders and Proxy Statement

The Company’s Objectives

RELIABLY DELIVERING WHAT’S NEEDED TODAY

There are few challenges as important today as creating solutions that support a cleaner, more energy-efficient world. This requires a commitment to constantly improve the transportation of people and things. We, at BorgWarner, made that commitment decades ago and have since been creating technologies to improve efficiency, emissions and performance in all types of vehicles.

CONSTANTLY PURSUING WHAT’S NEXT

Our proven track record has made us a product leader in clean, energy-efficient propulsion system solutions for combustion, hybrid and electric vehicles. We uncover strong trends and use smart science and technology to address a future based on varying regulations, consumer demands and automaker requirements.

PRODUCT LEADERSHIP THAT’S CHANGING THE WORLD

Our employees have earned trusted partnerships with customers and suppliers around the world. We leverage these relationships to gain a deeper understanding of the challenges at hand and then do what it takes to develop the next solution. Our strong operations and commercialization expertise result in high volume availability of competitive, efficient products that truly drive change.

VALUE DELIVERED TO OUR STOCKHOLDERS

FINANCIAL HIGHLIGHTS

(1)	Allows for the impact of the Remy and Sevcon acquisitions and excludes one-time non-operating items.

Combustion	Electric
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BorgWarner Inc. Notice of Annual Meeting of Stockholders

Auburn Hills, Michigan
March 16, 2018

Dear Fellow Stockholder:

On behalf of the Board of Directors and management of BorgWarner Inc. we invite you to attend the 2018 Annual Meeting of Stockholders at its headquarters located at 3850 Hamlin Road, Auburn Hills, Michigan, 48326, on Wednesday, April 25, 2018, at 9:00 a.m., local time, for the following purposes:

Items to be Voted:

1.       Elect nine nominees for Directors to serve for the next year;

2.       Approve, on an advisory basis, the Company's executive compensation program;

3.       Ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2018;

4.       Approve the BorgWarner Inc. 2018 Stock Incentive Plan;

5.       Approve amendment of the Company’s Restated Certificate of Incorporation to provide for removal of directors without cause;

6.       Approve amendment of the Company’s Restated Certificate of Incorporation to allow Stockholders to act by written consent;

7.       Vote on a stockholder proposal to amend the Company's proxy access provision; and

8.       Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 1, 2018 are entitled to vote at the meeting or any adjournment or postponement thereof.

Date and Time:
Wednesday, April 25, 2018
9:00 a.m., local time

YOUR VOTE IS IMPORTANT!
You can submit your vote by:
Telephone: Call us free of charge at 1-800-690-6903 and follow the instructions.
Internet: Access the internet, go to www.proxyvote.com and follow the instructions.
Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. See page [X] for instructions on how to receive a paper copy of our proxy materials.
In Person: If you attend the meeting, you may vote in person if you wish to do so, even if you have previously submitted your proxy.

Please read the attached proxy statement carefully as it describes in greater detail the matters to be acted upon and your voting rights with respect to those matters. The enclosed proxy card is solicited by the Board of Directors of the Company.

Along with the attached proxy statement, we are providing you our Annual Report on Form 10-K for our fiscal year ended December 31, 2017. Stockholders are not to regard our Annual Report on Form 10-K, which includes our audited financial statements, as proxy solicitation material.

By Order of the Board of Directors

John J. Gasparovic
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR OUR ANNUAL MEETING TO BE HELD ON WEDNESDAY, APRIL 25, 2018

We have elected to furnish materials for the Annual Meeting via the internet. Beginning on or about March 16, 2018, we will mail a notice of internet availability to most of our stockholders containing instructions on how to access the proxy materials and vote online. All of our other stockholders will be sent a copy of our proxy materials by mail or e-mail on or about March 16, 2018. See your proxy card or page [X] for more information on how you can elect to receive your proxy materials over the internet or by e-mail if you received them by mail this year.

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Proxy Summary

This summary of voting items provides information that you should consider before voting on the items presented at this year’s Annual Meeting of Stockholders. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

Proposal 1

TO ELECT NINE DIRECTORS TO THE BOARD OF DIRECTORS
Our Board recommends that you vote “FOR” this proposal.

DIRECTOR NOMINEE

Jan Carlson President and Chief Executive Officer, Autoliv, Inc.	Dennis C. Cuneo Partner, Fisher & Phillips LLP; Owner DC Strategic Advisors LLC	Michael S. Hanley Global Automotive Leader, Retired Ernst & Young LLP
Age: 57 Director Since: 2010 Other Current Directorships: Autoliv, Inc., Telefonakiebologet LM Ericsson, Teknikforentagen, Svenskt Naringsliv BorgWarner Committees: Compensation, Governance	Age: 68 Director Since: 2009 Other Current Directorships: AK Steel Holding Corporation BorgWarner Committees: Audit	Age: 62 Director Since: 2016 Other Current Directorships: Shiloh Industries, Inc. BorgWarner Committees: Audit Chair

Roger A. Krone Chairman and Chief Executive, Leidos Holdings, Inc.	John R. McKernan, Jr. Senior Advisor to the U.S. Chamber of Commerce	Alexis P. Michas, Non-Executive Chairman BorgWarner; Managing Partner, Juniper Investment Company, LLC
Age: 61 Director Since: 2017 Other Current Directorships: Leidos Holdings, Inc. BorgWarner Committees: Audit	Age: 69 Director Since: 2009 Other Current Directorships: Houghton Mifflin Harcourt Company BorgWarner Committees: Governance	Age: 60 Director Since: 1993 Other Current Directorships: PerkinElmer, Inc., Allied Motion Technologies BorgWarner Committees: Executive Chair

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Vicki L. Sato, Ph.D. Retired Professor of Management Practice, Harvard Business School	Thomas T. Stallkamp Principal of Collaborative Management LLC	James R. Verrier President and Chief Executive Officer, BorgWarner Inc.
Age: 69 Director Since: 2014 Other Current Directorships: Bristol-Myers Squibb Company, Syros Pharmaceuticals, Inc. BorgWarner Committees: Compensation Chair, Governance	Age: 71 Director Since: 2006 Other Current Directorships: Baxter International, Inc. BorgWarner Committees: Compensation, Audit	Age: 55 Director Since: 2013 Other Current Directorships: Parker Hannifan Corporation BorgWarner Committees: Executive

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CORPORATE GOVERNANCE HIGHLIGHTS

•	Annual election of Directors
•	Majority voting standard for election of Directors
•	Robust stockholder engagement
•	Independent Board chair
•	Use of skills matrix to align Board selection with business strategy
•	Limit on number of public company directorships Board members may hold (4)
•	Director retirement policy (age 72)
•	Clawback and recoupment policies
•	Share ownership policies
•	Prohibition of speculative and hedging transactions by all employees and Directors
•	Corporate Sustainability Report
•	Stockholder right to call a special meeting (20%)
•	No supermajority voting provisions for common stockholders
•	Proxy access stockholder right
•	No stockholder rights plan
Proposal 2

APPROVAL, BY ADVISORY VOTE, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Our Board recommends that you vote “FOR” this proposal.

Why should you vote in favor of our 2018 Say-on-Pay Proposal?

A STRONG LINK BETWEEN PAY AND PERFORMANCE

2017 Performance

2017 was a year of record revenues and operating profits for the Company. The Company exceeded the top end of its guidance range for several critical financial metrics.

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(1) Excludes impact of M&A and foreign currency.

(2) Excludes impact of M&A and non-comparable items.

During 2017, the Company’s stock price increased by 29.5%. This price appreciation along with annual dividend payouts provided over $2.5 billion in stockholder value.

As a result of this outstanding operating performance the Company’s economic value for the year was $293.0M resulting in maximum payout under the Management Incentive Plan for 2017. Details of this calculation are provided on page xx.

The revenue growth experienced in 2017 helped drive an annualized growth rate of 8.1% for the two-year period ended December 31, 2017. This growth exceeded the growth in the vehicle market by 5.2% resulting in payout at 160% of target for the 2016-2017 relative revenue growth performance shares.

What Has Changed in 2017

In order to improve the clarity in the Company’s approach to executive compensation, the Compensation Committee selected a single peer group for purposes of determining relative total stockholder return performance under its performance share program and for establishing market compensation levels. The new peer group includes companies of similar size, industry and global presence and with whom the Company competes for talent. The new peer group can be found on page xx. This group was used in establishing market compensation levels for 2018 and will be used in determining relative total stockholder return performance under our performance shares beginning with 2018 grants.

In 2017, to better align executive compensation to stockholder interest, economic value performance targets under the annual incentive plan were established in line with the financial performance guidance communicated to investors. A target payout under the annual incentive plan would only be achieved if the Company’s sales growth, operating margins and cash flow generation was at the midpoint of the guidance established. A maximum payout would only occur if the Company performed in excess of the top of the range of guidance provided for those same measures. This change was made to provide stockholders additional clarity regarding the process for establishing economic value target performance levels under the annual incentive plan. The actual economic value calculation for 2017 is set forth in the Compensation Discussion & Analysis on page xx.

The Compensation Committee made some additional changes to our compensation program in 2017 to better align the Company with market practice. A revised stock ownership policy was approved that establishes ownership targets as a percentage of base salary in line with market practice and adds a holding requirement for executives who have not yet met their ownership target. The new policy is described on page xx.

Stockholder Engagement

In 2016 we engaged with our stockholders and based on their input made a number of changes to our compensation program that were highlighted and resulted in a “FOR” vote on our 2017 say-on-pay proposal. Management and the Board continue to conduct extensive outreach with our stockholders. Outreach meetings were conducted in April 2017 and follow-up meetings were held in October through December 2017. In total, we reached out to stockholders representing 52% of our outstanding shares and held in person meetings or calls with holders of 31% in April and 27% in October (in many instances we met with a stockholder more than once). Two of our directors, including the independent Chair of our Board, participated in many of these meetings, and feedback was shared and discussed with the full Board. Topics discussed with investors included executive compensation, action by written consent, board composition and refreshment, business strategy and sustainability.

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Our Executive Compensation Goals and Guiding Principles

Our objective is to maintain executive compensation programs that:

■	attract and retain the best possible global talent
■	motivate our executives to achieve goals that support the Company’s business strategy and goals (including growth and the creation of long-term value) while not encouraging excessive risk taking
■	link executives’ and stockholders’ interests through equity-based incentive plans, and
■	provide a compensation package that reflects individual performance as well as overall business results

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Proposal 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Board recommends that you vote “FOR” this proposal.

Proposal 4

VOTE TO APPROVE THE BORGWARNER INC. 2018 STOCK INCENTIVE PLAN
Our Board recommends that you vote “FOR” this proposal.

Proposal 5

VOTE ON AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR REMOVAL OF DIRECTORS WITHOUT CAUSE
Our Board recommends that you vote “FOR” this proposal.

Proposal 6

VOTE ON AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO ALLOW STOCKHOLDERS TO ACT BY WRITTEN CONSENT
Our Board recommends that you vote “FOR” this proposal.

Proposal 7

VOTE ON A STOCKHOLDER PROPOSAL TO AMEND EXISTING PROXY ACCESS PROVISION
Our Board recommends that you vote “AGAINST” this proposal.

We will also take action upon any other business as may properly come before the 2018 Annual Meeting and any adjournments or postponements of that meeting.

The Board of Directors or proxy holders will use their discretion on other matters that may arise at the 2018 Annual Meeting.

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3850 Hamlin Road
Auburn Hills, Michigan 48326

Proxy Statement
March 16, 2018

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of BorgWarner Inc. (“BorgWarner” or the “Company”) for the Company’s 2018 Annual Meeting of Stockholders to be held at its headquarters located at 3850 Hamlin Road, Auburn Hills, Michigan 48326 on Wednesday, April 25, 2018 at 9:00 a.m., local time, or at any adjournment or postponement thereof.

Internet Availability of Proxy Materials

As permitted by rules adopted by the Securities & Exchange Commission (“SEC”), we are providing our proxy statement, the form of proxy and our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 to stockholders electronically via the internet. (Our Annual Report on Form 10-K for our fiscal year ended December 31, 2017, which includes our audited financial statements, is not to be regarded as proxy solicitation material.) Our proxy statement and our 2017 annual report to stockholders are available at http://www.proxyvote.com.

On or about March 16, 2018, we will initiate delivery of proxy materials to our stockholders of record as of the close of business on March 1, 2018 via (1) a notice containing instructions on how to access materials online, (2) a paper copy mailing or (3) e-mail distribution. If you received a notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the notice we sent provides instructions on how to access and review all of the important information contained in the proxy materials. The notice also provides instructions on how you can submit your proxy over the internet or by telephone. If you received a notice by mail and would like to receive a printed copy of our proxy materials or elect to receive the materials via e-mail in the future, please follow the instructions included in the notice. If you received a printed copy of proxy materials by mail and would like to register to receive a notice of internet availability of proxy materials in the future, you can do so by any of the methods that follow:

Internet:
Access the internet, go to www.proxyvote.com and follow the enrollment instructions.

Telephone:
Call us free of charge at 1-800-579-1639 from within the United States or Canada.

E-mail:
Send us an e-mail at sendmaterial@proxyvote.com, using the control number on your proxy card as the subject line, and state whether you wish to receive a paper or e-mail copy of our proxy materials and whether your request is for this meeting only or all future meetings.

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Record Date and Shares Outstanding

Only stockholders of record at the close of business on March 1, 2018 are entitled to vote at the meeting. As of such date, there were [XXX,XXX,XXX] outstanding shares of common stock. A list of all record holders of our stock will be available for examination by stockholders during normal business hours at 3850 Hamlin Road, Auburn Hills, Michigan 48326 at least ten days prior to the Annual Meeting and will also be available for examination at the Annual Meeting. On each matter considered at our Annual Meeting, you are entitled to one vote for each of your shares of common stock.

Voting

You have a choice of voting over the internet, by telephone or by using a traditional proxy card.

■	To vote by internet, go to www.proxyvote.com and follow the instructions there. You will need the number included on your proxy card, voter instruction form or notice.
■	To vote by telephone, stockholders of record should dial 1-800-690-6903 and follow the instructions. Beneficial holders should dial the phone number listed on your voter instruction form. You will need the number included on your proxy card, voter instruction form or notice.
■	If you received a paper copy of a proxy card or voter instruction form, you can mark, sign and date the proxy card and return it in the envelope that was provided to you.

The deadline for voting by telephone or internet is 11:59 p.m. Eastern Time on April 24, 2018.

If you properly sign and return your signed proxy card or vote by telephone or by the internet before the Annual Meeting, we will vote your shares as you direct. Any proxy returned without specification as to any matter will be voted as to each proposal in accordance with the recommendation of the Board of Directors.

If you hold your stock in “street name”, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker. If you are a stockholder of record, you may change or revoke your vote at any time before the vote is taken by delivering a written notice of revocation to the Secretary of the Company or by submitting another vote on or before April 24, 2018 (including a vote in person at the Annual Meeting). For all methods of voting, your last vote cast will supersede all of your previous votes.

The election inspectors will tabulate the votes cast prior to the meeting and at the meeting to determine whether a quorum is present. The presence in person or by proxy of the holders of a majority of common stock will constitute a quorum. A quorum is necessary to transact business at the Annual Meeting. Shares of common stock represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as present and entitled to vote for purposes of determining the presence of a quorum.

Required Vote

With respect to Proposal 1, our Amended and Restated By-laws (“By-laws”) require that a director nominee will be elected only if he or she receives a majority of the votes cast with respect to his or her election in an uncontested election (that is, the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee). Each of our director nominees is currently serving on the board. If a nominee who is currently serving as a director is not re-elected, Delaware law provides that the director would continue to serve on the board as a “holdover director.” Under our By-laws and Corporate Governance Guidelines, each director submits an advance, contingent, irrevocable resignation that the board may accept if stockholders do not re-elect the director. In that situation, our Corporate Governance Committee would make a recommendation to the board about whether to accept or reject the resignation, or whether to take other action. The board would act on the Corporate Governance Committee’s recommendation, and publicly disclose its decision and the rationale behind it within 90 days from the date that the election results were certified.

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If you hold your stock in street name, your brokerage firm or other nominee may not vote your shares with respect to the election of directors without specific instructions from you as to how to vote with respect to the election of each of the nine nominees for director. These are called broker non-votes. Abstentions and broker non-votes represented by submitted proxies will not be taken into account in determining the outcome of the election of directors.

Each of Proposal 2 (the advisory vote on executive compensation), Proposal 3 (stockholder ratification of the selection of our auditors), Proposal 4 (approval of the BorgWarner Inc. 2018 Stock Incentive Plan), and Proposal 7 (the advisory vote on a stockholder proposal) requires the affirmative vote of a majority of the votes cast to be approved. Accordingly, an abstention or a broker non-vote will have no effect on the outcome of any of those proposals.

Proposals 5 and 6 (amendments to the Restated Certificate of Incorporation) require the affirmative vote of a majority of the shares of outstanding voting stock. Accordingly, abstentions, broker non-votes and other shares that are not voted on those proposals in person or by proxy will have the same effect as voting against the proposal.

Proposals 2 and 7 are advisory votes. Even though your vote with respect to Proposal 2 is advisory and therefore will not be binding on the Company, the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation. At the Annual Meeting of Stockholders held in 2017, stockholders selected annual frequency for stockholder consideration of executive compensation on an advisory basis. Stockholders must reconsider the desired frequency of such consideration in 2023.

We expect that only Proposal 3 will be considered “routine” under NYSE rules. Therefore, your brokerage firm or other nominee may not vote your shares with respect to Proposals 1, 2, 4, 5, 6 or 7 without specific instructions from you as to how to vote.

Householding Information

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, a single copy of our annual report to stockholders, our proxy statement or our Notice of Internet Availability of Proxy Materials, as applicable, will be sent to any household at which two or more stockholders reside, unless one of the stockholders at that address notifies us that they wish to receive individual copies. This procedure reduces our printing costs and fees. Stockholders who participate in householding will continue to receive separate proxy cards. Householding will not affect dividend check mailings, if any, in any way.

We will deliver promptly upon written or oral request a separate copy of our annual report to stockholders, our proxy statement or our Notice of Internet Availability of Proxy Materials, as applicable, to any stockholder at a shared address to which a single copy of those documents was delivered. If you share an address with another stockholder and you wish to receive a separate copy of any of those documents, you may inform us of your wish by contacting Investor Relations, 3850 Hamlin Road, Auburn Hills, Michigan 48326 (tel: +1-248-754-9200). Similarly, if you share an address with another stockholder that is receiving multiple copies and wish to request that the number of copies of those documents being delivered to that address be reduced to a single copy, you may inform us of your wish by contacting Investor Relations at the above address and telephone number.

Proposal 1 -

Election of Directors

At this meeting, stockholders will elect nine directors to a one-year term that will expire at our 2019 Annual Meeting and until their respective successors have been duly elected and qualified. After 12 years of service, Richard Schaum will complete his service on the Board at the April Annual Meeting. The Company thanks him for his guidance and years of service. The Board expects to appoint a current member of the Board to succeed Mr. Schaum as chair of the Corporate Governance Committee.

Our Board takes a thoughtful approach to its composition and refreshment, with focus on creating a balanced board that, as a whole,has the expertise, knowledge and qualifications needed to guide the Company in execution of its business strategy. The Corporate Governance Committee seeks to establish and maintain a board that is strong in its collective knowledge and that possesses a diversity of skills, background and experience with respect to vision, strategy and executive leadership, business judgment and knowledge, corporate governance, accounting and finance, global markets, clean technology, government experience and automotive industry knowledge. The Committee understands the value of cognitive diversity in decision making and has sought and will continue to seek qualified women and members of minority groups as board candidates. Under this framework and in line with our director nominee requirements, the Board is actively seeking a candidate to replace Mr. Schaum’s experience and technological expertise.

The current slate of director nominees blends fresh perspectives of newer directors with the continuity and institutional knowledge of longer tenured directors for an average tenure of less than eight years.

See pages [25-26] for information on our process for director nominations and candidate requirements.

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Following the election of directors at this Annual Meeting, your Board will have nine members and no vacancies. Each of the nominees for election has agreed to serve if elected. All of the nominees are presently directors of the Company. In the event that any nominee should become unavailable for election, the Board may designate a substitute nominee, in which event the shares represented by proxies at the meeting will be voted for such substitute nominee unless an instruction to the contrary is indicated on the proxy card.

RECOMMENDATION
Your Board of Directors recommends a vote “FOR” the election of each of the nominees for director: Jan Carlson; Dennis C. Cuneo; Michael S. Hanley; Roger A. Krone; John R. McKernan, Jr.; Alexis P. Michas; Vicki L. Sato; Thomas T. Stallkamp; and James R. Verrier.

Information on Nominees for Directors

The following pages set forth as of March 1, 2018, with respect to each of the Company’s current directors continuing to serve, his or her name, the year in which he or she first became a director of the Company, age, principal occupation, and his or her current directorships in other entities; a narrative description of the directors’ experience, qualifications, attributes and skills; all directorships at public companies and registered investment companies held since March 1, 2013; and a description of any relevant legal proceedings in which the director was involved since March 1, 2008.

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DIRECTORS AND NOMINEES

Jan Carlson
Age: 57 Director since: 2010

Principal Occupation and Directorships
Mr. Carlson was appointed President and Chief Executive Officer and Director of Autoliv, Inc., in early 2007 and has been Chairman of its board since May 2014. He joined Autoliv in 1999 as President of Autoliv Electronics and held that position until April 2005, when he became Vice President of Engineering of Autoliv and a member of that company’s Executive Committee. Mr. Carlson currently serves on the board of directors for Telefonaktiebologet LM Ericsson (a Swedish public company), Teknikföretagen (the Association of Swedish Engineering Industries) and Svenskt Näringsliv (the Confederation of Swedish Enterprise). Mr. Carlson will not stand for re-election to the boards of Teknikföretagen or Svenskt Näringsliv in 2018. Mr. Carlson served on the board of Trelleborg AB from 2013 to 2017.

Mr. Carlson brings to the board international perspective concerning the global automotive industry and the experience and perspective of a currently-serving CEO of a global automotive supplier headquartered outside the United States. Prior to joining Autoliv, Mr. Carlson was President of Saab Combitech, a division within Saab aircraft group specializing in commercializing military technologies. Mr. Carlson has a Master of Science degree in Engineering Physics and Electrical Engineering from the University of Linköping, Sweden.

Dennis C. Cuneo
Age: 68 Director since: 2009

Principal Occupation and Directorships
Mr. Cuneo has been an attorney with Fisher & Phillips LLP since July 1, 2010, serving as Partner of the firm’s Washington DC office, after having been with Arent Fox LLP since November 2006. He also operates his own consulting firm, DC Strategic Advisors LLC., which provides strategic business advice to companies in the auto industry and other industries. He was Senior Vice President of Toyota North America, Inc. from 2000 to 2006; Corporate Secretary and Chief Environmental Officer of Toyota Motor North America Inc. from 2004 to 2006, and Senior Vice President of Toyota Motor Manufacturing North America from 2001 to 2006. Mr. Cuneo was formerly Board Chairman of the Federal Reserve Bank of Cleveland, Cincinnati branch and is on the boards of the Center for Automotive Research, and SSOE, a privately held engineering and construction management firm. Mr. Cuneo is also a director of AK Steel Holding Corporation.

Mr. Cuneo brings experience in, and understanding of, the automotive industry and its trends. Mr. Cuneo is a former senior executive and officer at Toyota Motor North America, Inc. and Toyota Motor Manufacturing North America. Mr. Cuneo’s Toyota career spanned more than 22 years, during which he was responsible for legal affairs, administration, public relations, investor relations, environmental affairs, corporate advertising, government relations, philanthropy, planning, research and Toyota’s Latin America Research Group. Mr. Cuneo also provides a legal perspective on issues facing the board and the Company with respect to board oversight areas, corporate governance and regulatory matters.

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Michael S. Hanley
Age: 62 Director since: 2016

Principal Occupation and Directorships
Mr. Hanley retired as a Partner from Ernst & Young in 2014. He served as the firm’s Global Automotive Leader from 2003 to 2014 and was Senior Advisory Partner or Global Coordinating Partner for many automotive clients during his 24 years as a Partner.

Mr. Hanley’s extensive knowledge of accounting and his financial expertise in the automotive industry make him well qualified to serve as a member of our Board of Directors and as a member of the Audit Committee of our board. Mr. Hanley provided assurance and industry advisory services to global audit clients for 37 years and was responsible for Ernst & Young’s automotive industry strategy and initiatives worldwide. He graduated from the University of Toledo and is a Certified Public Accountant (Retired). Mr. Hanley serves on the audit and compensation committees, and chairs the governance committee, of another public company, Shiloh Industries, Inc., of which he is a director.

Roger A. Krone
Age: 61 Director since: 2017

Principal Occupation and Directorships
Mr. Krone was appointed Chairman and Chief Executive Officer of Leidos Holdings, Inc. in July 2014. Prior to joining Leidos, he served as President of Network and Space Systems for The Boeing Company, where his organization provided integrated technologies to government and commercial customers. In 1992, he joined McDonnell Douglas Corporation serving as Director of Financial Planning, Vice President and Treasurer after a 14-year career at General Dynamics. Mr. Krone also previously served as Chairman of the Board of Directors of the United Launch Alliance, a 50-50 joint venture between Boeing and Lockheed Martin that helps carry weather, telecommunications and national security satellites to space.

Mr. Krone brings to the board nearly four decades of business experience, technology acquisitions, program management and financial expertise and the experience and perspective of a currently-serving CEO of a global business recognized in solving important problems in the defense, intelligence, homeland security, civil, and health markets. Mr. Krone has a Bachelor’s degree in aerospace engineering from the Georgia Institute of Technology, a Master’s degree in aerospace engineering from the University of Texas at Arlington, and a Master of Business Administration from the Harvard Graduate School of Business. He is a Certified Public Accountant (inactive).

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John R. McKernan, Jr.
Age: 69 Director since: 2009

Principal Occupation and Directorships
Governor McKernan is Senior Advisor to the U.S. Chamber of Commerce. He served as President of its Foundation from October 2013 to February 2015. He served as Chairman of the Board of Education Management Corporation, a large provider of private post-secondary education in North America, from December 2008 to June 2012. He was Executive Chairman of Education Management Corporation from February 2007 to December 2008 and Chief Executive Officer from September 2003 until February 2007. He served on its Board of Directors from June 1999 to April 2015. Governor McKernan served as governor of the State of Maine from 1987 to 1995. He is also CEO of McKernan Enterprises, Inc. and a director of Houghton Mifflin Harcourt Company.

Governor McKernan brings to BorgWarner’s board a blend of experience as a former governor of Maine, a former US Congressman, a former state legislator and former CEO of a public company. His knowledge of the legislative process combined with his demonstrated leadership capabilities and CEO’s perspective provide a valuable point of view to the Company’s board. Governor McKernan also has significant experience as a director. Governor McKernan’s practice of corporate, regulatory and administrative law enables him to provide a legal perspective on issues facing the board and the Company in those areas and with respect to corporate governance.

Alexis P. Michas, Non-Executive Chairman
Age: 60 Director since: 1993

Principal Occupation and Directorships
Mr. Michas is the founder and Managing Partner of Juniper Investment Company, LLC (“Juniper”). Juniper is also a Principal of Aetolian Investors, LLC a registered Commodity Pool Operator. He was the Managing Partner and a director of Stonington Partners, Inc., an investment management firm from 1994-2011. Mr. Michas received a Bachelor of Arts degree from Harvard College and a Master of Business Administration degree from Harvard Business School. Mr. Michas is the lead director of PerkinElmer, Inc., a director of Allied Motion Technologies, Inc. and a director of Theragenics Corporation, a privately held company. Mr. Michas also served as a director of AirTran Airways, Inc., until that company’s sale to Southwest Airlines, Inc. on May 2, 2011 and as the Non-Executive Chairman of the Board of Directors of Lincoln Educational Services Corporation until 2015.

Mr. Michas brings to our board many years of private equity experience across a wide range of industries, and a successful record of managing investments in public companies. Mr. Michas also brings extensive transactional expertise, including mergers and acquisitions, IPOs, debt and equity offerings, and bank financing. This expertise allows Mr. Michas to provide our board with valuable insight on trends in global debt and equity markets, and the impact of such trends on the capital structure of the Company. We also benefit from the corporate governance knowledge developed by Mr. Michas in his board roles with other public companies, including his service as a lead director and a member of the compensation, governance, audit, finance and executive committees of such companies. Mr. Michas’ knowledge of the Company and his thorough understanding of the role of boards of directors qualify him to serve on our board and as Non-Executive Chairman.

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Vicki L. Sato, Ph.D.
Age: 69 Director since: 2014

Principal Occupation and Directorships
Dr. Sato is an accomplished executive and scientist with an extensive background advising and leading companies in life sciences innovation. Dr. Sato served as Professor of Management Practice at Harvard Business School from 2006 until her retirement in 2017. At Harvard, she was Founding Faculty Chair of the Blavatnik Fellowship in Life Science Entrepreneurship program. From 1992 to 2005, she was with Vertex Pharmaceuticals, initially as Chief Scientific Officer and Chair of the scientific advisory board, and subsequently as President from 2000 to 2005. Prior to joining Vertex, she was with Biogen, Inc., from 1984 to 1992, concluding her tenure there as Vice President of Research and as a member of the scientific advisory board. Dr. Sato continues to serve as a business advisor to enterprises in the biotechnology and pharmaceutical industries. She is currently a director of Bristol Myers Squibb Company and Syros Pharmaceuticals, Inc. as well as Non-Executive Chair of Denali Therapeutics, Inc., all publicly held companies. In addition to her public board service, she is Chairman to privately held Vir Biotechnology, Inc. She was recently appointed co-chair of the Advisory Council of LifeSci: NYC, a public service group that advises New York City on matters of life science competitiveness. She is the author of numerous professional publications and received her AB, AM, and Ph.D. degrees from Harvard University.

Dr. Sato’s previous roles as chief scientific officer and vice president of research for multi-national companies, as well as her academic work on science-driven entrepreneurship allow her to offer guidance as we develop our technology initiatives and collaborative efforts. The expertise Dr. Sato has gained through her service on the boards of other public companies contributes broad understanding of corporate governance matters.

Thomas T. Stallkamp
Age: 71 Director since: 2006

Principal Occupation and Directorships
Mr. Stallkamp is the founder and principal of Collaborative Management LLC, a private supply chain consulting firm. From 2004 to 2010, he was an Industrial Partner in Ripplewood Holdings LLC, a New York private equity group. From 2003 to 2004, he served as Chairman of MSX International, Inc., a global provider of technology-driven engineering, business and specialized staffing services, and from 2000 to 2003 he served as its Vice Chairman and Chief Executive Officer. From 1980 to 1999, Mr. Stallkamp held various positions with DaimlerChrysler Corporation and its predecessor Chrysler Corporation, the most recent of which were Vice Chairman and President. Mr. Stallkamp also serves as a director of Baxter International, Inc., a global diversified healthcare company and served as a trustee of EntrepreneurShares Series Trust until January 31, 2016.

Mr. Stallkamp’s experience within and outside of the automotive industry, and his nearly 20-year tenure with DaimlerChrysler and Chrysler Corporation, important customers of BorgWarner, his international perspective and his financial acumen qualify him for membership on the Company’s board. His service on the boards of Visteon (an automotive parts supplier) from 2002 to 2005 and Asahi TEC Corporation (a manufacturer of automotive and other parts) from 2008 to 2010 has given him additional insight into the priorities of and challenges confronting automotive suppliers. Mr. Stallkamp’s perspective has been broadened by experience outside the auto industry and through his private equity financing experience.

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James R. Verrier
Age: 55 Director since: 2013

Principal Occupation and Directorships
Mr. Verrier has been President and Chief Executive Officer and a member of the Board of Directors since January 1, 2013. From March 2012 through December 2012, he was President and Chief Operating Officer of the Company. From January 2010 to March 2012, he was Vice President of the Company and President and General Manager of BorgWarner Morse TEC Inc. He was Vice President and General Manager, Passenger Car of BorgWarner Turbo Systems Inc. from January 2006 to January 2010. Mr. Verrier has served as a director of Parker Hannifan Corporation since 2016.

Mr. Verrier has held positions of increasing responsibility since joining the Company in 1989, including assignments in quality control, human resources and operations management. Prior to joining BorgWarner he held positions in the quality engineering and metallurgy field with Lucas Aerospace, Rockwell Automotive and Britax Wingard in the United Kingdom. He holds a degree in Metallurgy and Materials Science from West Midlands College in the UK as well as an MBA from the University of Glamorgan, also in the UK.

No director nominee, director or executive officer is related to any other director nominee, director or executive officer (or to any director or executive officer of any of the Company’s subsidiaries) by blood, marriage or adoption. There are no arrangements or understandings between any nominee or any of our directors or executive officers or any other person pursuant to which that nominee or director or executive officer was nominated or elected as a director of the Company or any of its subsidiaries. No director or executive officer of the Company is party to, or has any material interests in, any material legal proceedings that are adverse to the Company or its subsidiaries.
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Corporate Governance Principles and Board Matters

INDEPENDENCE OF THE DIRECTORS

The board has determined that all board members meet the independence requirements of the New York Stock Exchange (“NYSE”), with the exception of Mr. Verrier, our President and CEO. Under the Company’s Corporate Governance Guidelines, a director will not be considered independent unless the board determines that such director has no direct or indirect material relationship with the Company. In addition, the Company’s Corporate Governance Guidelines provide, among other things, that:

■	a director who is an employee, or whose immediate family member is an executive officer, of the Company is not “independent” until three years after the end of such employment relationship
■	a director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from the Company, other than director and committee fees or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not “independent” until three years after he or she ceases to receive more than $120,000 per year in such compensation
■	a director who is affiliated with or employed by, or whose immediate family member is a current partner of, the internal or external auditor of the Company, is a current employee of such a firm and personally works on the Company’s audit or was within the last three years a partner or employee of such a firm and personally worked on the Company’s audit at that time, is not “independent” until three years after the end of the affiliation or the employment or auditing relationship
■	a director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee, is not “independent” until three years after the end of such service or the employment relationship
■	a director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount that, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold
■	a director who is not considered independent by relevant statute or regulation is not “independent”

BOARD LEADERSHIP STRUCTURE

Our Board of Directors currently separates the role of Chairman and CEO. Mr. Michas is Non-Executive Chairman and Mr. Verrier is President and CEO. The board believes that separating the Chairman and CEO positions provides the most appropriate leadership structure for the Company at this time. Separating the Chairman and CEO positions takes best synergetic advantage of the talents of two leaders and allows Mr. Verrier to devote his full attention to focusing on his responsibilities as CEO without the additional responsibilities of Chairman. The Non-Executive Chairman focuses on:

■	effectiveness and independence of the board, including providing independent oversight of the Company’s management and affairs on behalf of the Company’s stockholders
■	serving as the principal liaison between the Company’s management and the independent directors
■	contributing to agenda planning and chairing the executive session of non-employee directors at each regularly scheduled board meeting

Director Michas, previously Lead Director, became Non-Executive Chairman in April 2013 upon the retirement of the previous Executive Chairman.

The Board of Directors recognizes that no single leadership model is right for all companies at all times. The board has reserved for itself the discretion to determine the most appropriate leadership structure for the Company and the Board of Directors reviews the leadership structure from time to time.

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BOARD COMMITTEES

The Board of Directors held six meetings during 2017. Each of the directors attended at least 75% of the meetings of the Board of Directors and each committee on which he or she served while members of them. The Company’s Corporate Governance Guidelines set forth the Company’s policy that directors should use their best efforts to attend the Company’s Annual Meeting of Stockholders. All directors serving at the time of the 2017 Annual Meeting of Stockholders attended the meeting. Mr. Carlson attended via telephone.

The Board of Directors has a standing Compensation Committee, Audit Committee, Corporate Governance Committee and Executive Committee. The charters for each of our principal board committees can be found on the Company’s website at www.borgwarner.com. The responsibilities of our board committees are set forth in their charters, which are reviewed at least annually.

	Compensation	Audit	Corporate Governance	Executive
Jan Carlson
Dennis C. Cuneo
Michael S. Hanley
Roger A. Krone
John R. McKernan, Jr.
Alexis P. Michas
Vicki L. Sato, Ph.D.
Richard O. Schaum
Thomas T. Stallkamp
James R. Verrier

Member Chair

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COMPENSATION COMMITTEE

Members: Sato Chair, Carlson, Stallkamp All members of the Compensation Committee are independent under the New York Stock Exchange rules Number of Meetings: five

Compensation Committee Purpose: The Compensation Committee Charter provides that the Compensation Committee will, among other things, assist the Board in fulfilling its oversight responsibility relating to:

■  reviewing and approving the Company’s stated executive compensation philosophy and strategy to ensure that members of management are rewarded appropriately for their contributions to corporate growth and value creation and that the executive compensation strategy supports corporate objectives and stockholder interests

■  reviewing and approving, chief executive officer and other executive officer remuneration and compensation plans, and supervising the administration of these plans

■  ensuring that the compensation of Executive Officers is internally equitable, is externally competitive, motivates Executive Officers toward the achievement of business objectives and aligns their focus with the long term interests of the Company and its stockholders

In April 2017 the Compensation Committee reviewed the Compensation Committee Charter and recommended to the Board that it was not necessary to make changes to it. Stockholders can find it on our website located at https://www.borgwarner.com/en/investors/corporate-governance.

AUDIT COMMITTEE

Members: Hanley Chair, Cuneo, Krone, Stallkamp The Number of Meetings: six

Audit Committee Purpose: The Audit Committee Charter provides that the Audit Committee will among other things, assist the full board in fulfilling the board’s oversight responsibility relating to:

■  quality and integrity of the accounting, auditing, financial reporting and risk management practices of the Company

■  appointment, compensation, retention and oversight of the independent registered public accounting firm

■  monitoring the independent registered public accounting firm’s qualifications, independence and work (including resolving any disagreements between the Company’s management and the independent registered public accounting firm regarding financial reporting)

■  pre-approval of all services to be performed by the independent registered public accounting firm

■  monitoring of the performance of the Company’s internal audit function and reviewing on behalf of the board the Company’s pension plans and risk management programs

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In October 2017 the Audit Committee reviewed the Audit Committee Charter and recommended to the Board that it was not necessary to make changes to it. Stockholders can find it on our website at https://www.borgwarner.com/en/investors/corporate-governance.

Each member of the Audit Committee meets the independence requirements set by the NYSE, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC. The Board of Directors has three members who are qualified as audit committee financial experts as defined by the rules and regulations of the SEC. They are Messrs. Hanley (who serves as Chair), Krone and Stallkamp. None of the members of the Audit Committee simultaneously serve on the audit committees of more than two other public companies.

CORPORATE GOVERNANCE COMMITTEE

Members: Schaum Chair, Carlson, McKernan, Sato Number of Meetings: four

Corporate Governance Committee Purpose: The Corporate Governance Committee Charter provides that the Corporate Governance Committee will assist the Board in fulfilling its oversight responsibility by, among other things, making recommendations regarding:

■  board composition and structure

■  corporate governance principles, including the nature, duties and powers of board committees

■  term of office for members

■  qualified persons to be nominated for election or re-election as directors including stockholders’ suggestions for board nominations

■  the emergency successor to the CEO

■  any requests for waivers of application of the Company’s Code of Ethical Conduct

■  any related person transactions

■  oversight of the Company’s sustainability strategy, policies and procedures

The Corporate Governance Committee also establishes criteria for board and committee membership, evaluates Company policies relating to the recruitment of directors and oversees the evaluation of the board, its committees and management.

The Corporate Governance Committee will consider nominees for the Board of Directors from a variety of sources, including current directors, management, retained third-party search firms, and stockholders.

In July 2017 the Corporate Governance Committee reviewed the Corporate Governance Committee Charter and recommended to the Board that the Committee's charter should formally reflect the Committee's responsibility to review and make recommendations concerning the Company's sustainability strategy, policies and procedures and to encourage long-term sustainable performance. The charter was revised accordingly. Stockholders can find it on our website located at https://www.borgwarner.com/en/investors/corporate-governance.

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DIRECTOR NOMINEE REQUIREMENTS

The Corporate Governance Committee seeks to establish and maintain a board that is strong in its collective knowledge and that possesses a diversity of skills, background and experience in areas identified as relevant to guide the Company in execution of its business strategy, recognizing that these areas may change over time. In considering whether to recommend to the full board any candidate for inclusion in the board’s slate of recommended director nominees, the Corporate Governance Committee will consider, among other things, the extent to which candidates possess the following factors:

■	the highest personal and professional ethics, integrity and values
■	demonstrated business acumen, experience and ability to use sound judgment to contribute to effective oversight of the business and financial affairs of the Company
■	ability to evaluate strategic options and risks and form independent opinions, stated constructively to contribute to guidance and direction of the Company
■	active, objective and constructive participation at meetings of the board and its committees, with flexibility in approaching problems
■	open mindedness on policy issues and areas of activity affecting overall interests of the Company and its stockholders
■	stature to represent the Company before the public, stockholders and various others who affect the Company
■	involvement only in activities and interests that do not create a conflict with the director’s responsibilities to the Company and its stockholders
■	willingness to objectively appraise management performance in the interest of the stockholders
■	interest and availability of time to be involved with the Company and its employees over a sustained period
■	ability to work well with others, with deep and wide perspective in dealing with people and situations, and respect for the views of others
■	a reasoned and balanced commitment to the social responsibilities of the Company
■	contribution to the board’s desired diversity and balance
■	willingness of independent directors to limit public company board service to four or fewer boards (any exceptions would require Corporate Governance Committee approval)
■	willingness to tender, promptly following the Annual Meeting at which they are elected or re-elected as Director, an irrevocable resignation that will be effective upon (i) the failure to receive the required vote at the next Annual Meeting at which they face re-election and (ii) board acceptance of such resignation
■	willingness to provide all information, including completion of a questionnaire, required by the Company’s By-laws

NOMINATION PROCESS AND EVALUATION

The Committee accepts candidate recommendations and referrals from a variety of sources including stockholders, directors, management, search firms and other sources. An overview of the process undertaken by the Committee when evaluating candidates includes:

■	Use of skills matrix to identify specific attributes desired to be represented on the board
■	An assessment of the candidates’ freedom from conflicts of interest and independence
■	Consideration of the narrowed pool of candidates’ qualifications, expertise and cognitive diversity
■	Candidates are discussed and interviewed by the Committee, Non-Executive Chairman and CEO
■	The Committee recommends nominees to the full board
■	The full board selects nominees
■	Stockholders vote on nominees at annual stockholders’ meetings
■	The Committee evaluates the full board, its committees and individual directors annually

PROCESS FOR NOMINATION BY STOCKHOLDERS

Stockholders who wish to recommend candidates must do so in accordance with the procedures required in our By-laws. Stockholders submitting such nominations must provide the information and background material to the “BorgWarner Inc. Corporate Governance Committee” c/o BorgWarner Inc. Corporate Secretary, 3850 Hamlin Road, Auburn Hills, Michigan 48326 not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s Annual Meeting. Accordingly, any stockholder who wishes to have a nomination considered at the 2019 Annual Meeting must deliver the required materials between December 26, 2018 and January 25, 2019.

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The Company’s By-laws require, among other things, that the nominating stockholder disclose all material monetary agreements between the nominating stockholder and the nominees; that director nominees (including the board’s nominees) complete a questionnaire regarding the nominee’s background, qualifications and conflicts of interest; and that stockholders proposing business disclose economic interests, including interest in the Company as a result of derivative instruments.

PROXY ACCESS

In addition, we have a proxy access right that permits a stockholder, or a group of up to 25 stockholders, owning continuously for at least three years shares of our company representing an aggregate of at least 3% of the voting power entitled to vote in the election of directors, to nominate and include in our proxy materials director nominees constituting up to 20% of our board, provided that the stockholder(s) and the nominee(s) satisfy the requirements of our By-laws. Notice of proxy access director nominees must be received by our Corporate Secretary at the address above no earlier than October 17, 2018 and no later than the close of business on November 15, 2018.

Stockholder-recommended candidates and stockholder nominees whose nominations comply with the required procedures and who meet the criteria referred to above will be evaluated by the Corporate Governance Committee in the same manner as the Corporate Governance Committee’s nominees.

a single stockholder, or group of up to 25 stockholders 3% for 3 years owning three percent outstanding stock for at least three consecutive years	the individual or group may submit director nominees 20% for up to 20% of the board or 2 directors, whichever is greater	nominees who satisfy the requirements specified by the By-laws are included in the proxy statement

EXECUTIVE COMMITTEE

Members: Michas Chair, Schaum, Verrier	The Executive Committee is empowered to act for the full board during intervals between board meetings when telephonic meetings cannot reasonably be arranged, with the exception of certain matters that by law may not be delegated.
The Executive Committee did not meet during 2017

EXECUTIVE SESSIONS

The non-employee directors meet in executive sessions without the presence of any corporate officer or member of management in conjunction with regular meetings of the board. Non-Executive Chairman Michas is the current presiding director. In addition, all of the Committees of the Board also meet in executive session without the presence of any corporate officer or members of management in conjunction with regular meetings of the Committee. Interested parties can make concerns known directly to the non-management directors on-line at compliancehotline. borgwarner.com or by toll-free call to 1-800-461-9330.

CERTAIN TRANSACTIONS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The Company has adopted a written policy concerning Related Party Transactions under which the Corporate Governance Committee is responsible for review, disapproval or approval or ratification of any Related Party Transactions in which a director, nominee for director or Executive Officer or Immediate Family Member of any of them has a material interest.

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RISK OVERSIGHT

Our Board of Directors regularly and continually receives information intended to apprise the Board of the strategic, operational, commercial, financial, legal, and compliance risks the Company faces. Oversight of risk is an evolving process in which management assesses the degree to which risk management is integrated and continually seeks opportunities to further engrain enterprise risk management into business processes throughout the organization. The Board actively encourages management to continue to drive this evolution. In 2017, the Board endorsed the Company’s continued enhancement of its enterprise risk management governance infrastructure, processes, integration, communications and sustainability.

While the Board has responsibility for oversight of the Company’s risk management practices, the Audit, Compensation and Corporate Governance Committees of the Board contribute to the risk management oversight function. In particular, the Audit Committee focuses on financial and compliance risk, including internal controls and receives risk assessment and management reports from the Company’s internal Enterprise Risk Management Committee and from the Company’s internal audit function. The members of the Enterprise Risk Management Committee (the Company’s Controller, Treasurer, Vice President of Internal Audit, Vice President of Strategic Risk Management, Director of Strategic Risk Management, Vice President and Chief Compliance Officer, Vice President and Chief Information Officer and business operations leaders) have direct access to the Audit, Compensation and Corporate Governance Committees and the Board. The Audit Committee receives, reviews and discusses regular reports from them concerning risk identification and assessment, risk management policies and practices and mitigation initiatives, to assure that the risk management processes designed and implemented by the Company are adapted to the Company’s strategy and are functioning as expected. In addition, as part of its compensation philosophy, the Compensation Committee strives to adopt compensation incentives that encourage appropriate risk-taking behavior that is consistent with the Company’s long term business strategy and objectives. The Corporate Governance Committee oversees risk management practices in its domain, including director candidate selection, governance and succession matters.

Proposal 2 - Approval, by Advisory Vote, of the Compensation of Our Named Executive Officers

Our stockholders may approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in accordance with the executive compensation disclosure rules contained in Item 402 of the SEC’s Regulation S-K. Accordingly, we are seeking input from stockholders with this advisory vote on the compensation of our named executive officers. The vote on this proposal is not intended to address any specific element of compensation; but rather, the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement.

While this vote is advisory, and not binding on our Company, it provides valuable information to our Compensation Committee. The Board of Directors and the Committee value the opinions of our stockholders.

In 2017 the Compensation Committee redesigned the executive compensation program to address key concerns raised by stockholders during our extensive outreach and to better align with the Company’s evolving strategy (those changes are described in throughout this proxy statement and in detail in our 2017 Proxy statement). The redesigned program has worked – effectively motivating our employees to deliver organic growth and take actions that resulted in an improvement in our stockholder returns in its first year of operation.

The success of 2017 follows a period when the Board and management were redefining Company strategy to become a propulsion leader focused on growth. Those years experienced an underperforming stock price as certain quarters did not meet market expectations due to softening in customer demand and strengthening of the dollar. It took time for the stock price to respond to the new strategy.

Our results over these last three years demonstrate the strong pay-for-performance alignment of our program, while 2017 performance improvements show the effectiveness of the changes implemented:

•	In 2017 the Company had record revenue and operating profits, and the short-term incentive plan awarded employees for their efforts.
•	While our stock price has risen, it has not yet reached a level to offset weak performance in 2015. As a result, the TSR metric of the long-term incentive plan will not generate a payout and has not generated a payout since the 2011-2013 performance period.
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•	Our strategy calls for an emphasis on market growth relative to our competitors and management has delivered, with indexed growth of 10.3% relative to our competitors’ 6.4% over a two-year period. Accordingly, performance shares were earned in 2017 for relative revenue growth, which was a new metric approved by stockholders.

We understand that many of our investors assess pay-for-performance alignment over a three-year period. While we are pleased with our 2017 results, it’s important to consider that a three-year lookback for BorgWarner will be impacted by our underperformance in 2015 and 2016. We believe that the changes made to our compensation program, which were implemented to address the underperformance in 2015 and 2016 and in response to stockholder feedback, will appropriately incent our employees to deliver growth and stockholder return as we move forward in 2018.

Pay for Performance

The Company's operating performance in 2017 was outstanding. It was a year of record revenues and operating profits for the Company. The Company exceeded the top end of its guidance range provided to the investment community for several critical financial metrics.

(1) Excludes impact of M&A and foreign currency.

(2) Excludes impact of M&A and non-comparable items.

During 2017, the Company’s stock price increased by 29.5%. This price appreciation along with annual dividend payouts provided over $2.5 billion in stockholder value. The outstanding stock performance has continued in 2018 resulting in an additional xx.x% increase in price from the end of 2017 through February 28, 2018.

In 2017, with input from our stockholders, Company annual incentive goals were determined in line with the Company guidance provided to the investment community. Target annual incentive compensation was set at the middle of the Company guidance. Maximum annual incentive compensation is ONLY achieved if the Company outperforms the guidance provided to our stockholders.

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HIGHLIGHTS OF THE 2018 EXECUTIVE COMPENSATION PROGRAM

Base Pay	■ Determined based upon a peer group median range (50th percentile). Actual NEO base pay could be reasonably below or above the median based on the executive’s experience, performance and responsibilities
Annual Incentive Plan

■  Short-term cash incentive targets are determined based upon a peer group median range (50th percentile). Actual NEO targets could be reasonably below or above the median based on the executive’s experience, performance and responsibilities

■  Payment under the short-term cash incentive plan is based upon the attainment of economic value targets

■  Payments are only made when the performance targets are achieved

Long-Term Equity Awards

■  One-third is comprised of restricted stock

■  Two-thirds is comprised of performance shares. Performance shares are only paid upon the attainment of Total Stockholder Return (“TSR”) relative to a peer group and Relative Revenue Growth (“RRG”) metrics

We maintain the highest level of oversight of our executive pay programs. Our Board of Directors, our Chairman, CEO, and our Executive Vice President and Chief Human Resources Officer engage in a rigorous talent review process annually to address succession and executive development for our CEO and other key executives. We closely monitor the compensation programs and pay levels of executives from other companies that we believe to be similar to the Company in business characteristics and economics.

Accordingly, for the reasons we discuss above, the Board recommends that stockholders vote in favor of the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

The votes cast “for” this proposal must exceed the votes cast “against” this proposal for approval of the compensation of our named executive officers, assuming that a quorum is present. For purposes of determining the advisory vote regarding this proposal, abstentions and broker non-votes do not constitute a vote “for” or “against” the proposal and will be disregarded in the calculation of “votes cast.” Proxies solicited by the board will be voted “FOR” approval of the compensation unless a stockholder specifies otherwise.

RECOMMENDATION
Your Board of Directors recommends a vote “FOR” the approval, by advisory vote, the compensation of our named executive officers.

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Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS	31
Executive Compensation Summary	31
Compensation Philosophy	34
Company Performance Overview	34
Compensation Program Overview and Elements	35
Compensation Alignment to Performance	36
Stockholder Engagement and Program Enhancements	36
Leading Compensation Governance Practices	36
EXECUTIVE COMPENSATION PROGRAM ELEMENTS	37
Management Incentive Plan	37
Long-Term Equity Incentives	40
Fixed Compensation and Benefits	43
Change of Control Agreements	43
EXECUTIVE COMPENSATION PROCESS AND PRACTICES	44
Peer Group and Market Assessment	44
Independent Compensation Consultant	45
Compensation Risk Management	45
Compensation Policies	45
Deductibility of Compensation	46
Compensation Committee Report	46
Compensation Committee Interlocks and Insider Participation	46
EXECUTIVE COMPENSATION TABLES	47
Summary Compensation Table	47
CEO Pay Ratio	47
All Other Compensation Table	49
Grants of Plan-Based Awards	50
Outstanding Equity Awards at Fiscal Year End	51
Option Exercises and Stock Vested	52
Pension Benefits	53
Non-Qualified Deferred Compensation	54
Potential Payments Upon Termination or Change of Control	55
Director Compensation	57

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Compensation Discussion and Analysis

Executive Compensation Summary

2017 was a year of record revenues and operating profits for the Company.

This outstanding performance was led by our employees and management team. A subset of the management team are our named executive officers listed below:

OUR NAMED EXECUTIVE OFFICERS

James R. Verrier, President and Chief Executive Officer
Age: 55 Employee since: 1989

Biography
Mr. Verrier has been President and Chief Executive Officer and a member of the Board of Directors since January 1, 2013. From March through December 2012, he was President and Chief Operating Officer of the Company. From January 2010 to March 2012, he was Vice President of the Company, and President and General Manager of BorgWarner Morse TEC Inc. He was Vice President and General Manager, Passenger Car for BorgWarner Turbo Systems Inc. from January 2006 to January 2010.

Since joining the Company in 1989, Mr. Verrier has held positions of increasing responsibility including assignments in quality control, human resources and operations management. Prior to joining BorgWarner, he worked in the quality engineering and metallurgy fields at Lucas Aerospace, Rockwell Automotive and Britax Wingard in the United Kingdom (UK).

Mr. Verrier currently serves on the Board of Directors of Parker Hannifin Corporation, a global leader in precision-engineered solutions for mobile, industrial and aerospace markets. He is also a member of the Board of Trustees for the Manufacturers Alliance for Productivity and Innovation (MAPI), the Board of Directors of the Original Equipment Suppliers Association (OESA), and a member of the Business Roundtable (BRT). Mr. Verrier serves on the 2016 Campaign Cabinet of the United Way for Southeast Michigan and was honored as an EY Entrepreneur Of The Year 2014 in the automotive category in the Michigan and Northwest Ohio region.

Mr. Verrier holds a degree in metallurgy and materials science from West Midlands College and an MBA from the University of Glamorgan (currently known as the University of South Wales), both in the UK.

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Ronald T. Hundzinski, Executive Vice President and Chief Financial Officer
Age: 59 Employee since: 2005

Biography
Mr. Hundzinski has been Vice President and Chief Financial Officer since March 2012. He is responsible for investor relations, mergers and acquisitions, treasury, tax, internal audit, financial reporting, sustainability and information technology. He is also a member of the corporate strategy board.

During his career with BorgWarner, Mr. Hundzinski served as Vice President and Treasurer, Vice President and Corporate Controller, Vice President of Finance for Turbo Systems, Plant Controller for Transmission Systems, and Business Unit Analyst for TorqTransfer Systems. Prior to joining BorgWarner, Mr. Hundzinski held leadership positions in finance at Emerson Electric, GKN and Meridian Automotive.

Mr. Hundzinski earned a bachelor’s degree in business administration from Western Michigan University, received an MBA from the University of Colorado and holds a CPA designation. He serves on the Board of Directors for Gentherm Incorporated, a global developer and marketer of innovative thermal management technologies for a broad range of heating, cooling and temperature control applications for the automotive, healthcare and industrial industries.

Frederic B. Lissalde, Executive Vice President and Chief Operating Officer
Age: 50 Employee since: 1999

Biography
Mr. Lissalde has been Executive Vice President and Chief Operating Officer since January 1, 2018. He was President and General Manager of BorgWarner Turbo Systems from May 2013 through December 2017. From May 2011 to May 2013 he was President and General Manager of Turbo Systems Passenger Car Products.

Prior to that, Mr. Lissalde served as Vice President and General Manager of BorgWarner DualTronic™ and Clutch Systems from January 2008 until May 2011, and Vice President of Global Sales and Marketing of BorgWarner Drivetrain Systems in 2007. He also served as Managing Director of several operations in Europe for BorgWarner Drivetrain Systems.

Mr. Lissalde also has experience in integration of purchased companies; closing, restructuring and opening manufacturing facilities; program management; engineering; operations; and sales in the UK, Japan, Germany and France.

Mr. Lissalde holds a Masters of Engineering degree in 1990 of the ENSAM – Ecole Nationale Superieure des Arts et Metiers - Paris and also an MBA (ISA 1994) from HEC Paris.

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Tonit M. Calaway, Executive Vice President and Chief Human Resources Officer
Age: 50 Employee since: 2016

Biography
Ms. Calaway was named Executive Vice President and Chief Human Resources Officer in August 2016. She oversees all aspects of human resources for employees around the globe, including compensation and benefits, talent management, labor, employment, and related management issues.

Before joining BorgWarner, Ms. Calaway held various positions during her 18-year career at Harley-Davidson in Milwaukee, Wisconsin. Most recently, she served as President of The Harley- Davidson Foundation and Vice President of Human Resources, where she guided company-wide leadership development, compensation and benefits, labor relations and diversity initiatives. A securities attorney by training, Ms. Calaway rose through the legal department, serving as Associate General Counsel–Motor Company Operations, Assistant General Counsel, Chief Compliance Counsel, and Assistant Secretary. Earlier in her career, Ms. Calaway worked for two Milwaukee-based law firms: Davis & Kuelthau, S.C., and Godfrey & Khan, S.C. Her professional affiliations include board appointments to Froedtert Health, Inc., Milwaukee Black Arts, and the Boys and Girls Clubs of Greater Milwaukee. She is a past president of the board of directors of Meta House, Inc. In 2013 and in 2016, Savoy magazine named Ms. Calaway to its list of Top Influential African-American Women in Corporate America, and the Milwaukee Business Journal named her a Woman of Influence in 2014. She also spoke at the Clinton Global Initiative in 2015.

Ms. Calaway is a graduate of the University of Wisconsin–Milwaukee and received her juris doctorate from the University of Chicago Law School. She is a member of the State Bar of Wisconsin (inactive).

John J. Gasparovic, Executive Vice President, Chief Legal Officer and Secretary
Age: 60 Employee since: 2007

Biography
Mr. Gasparovic is Executive Vice President, Chief Legal Officer and Secretary of BorgWarner Inc. and has been its chief legal officer since January 2007.

He joined BorgWarner from Federal-Mogul Corporation where he was Senior Vice President and General Counsel. Prior to that, he served as Executive Vice President and General Counsel of Roadway Corporation; and Vice President Business Development and General Counsel of Guardian Automotive, a subsidiary of Guardian Industries Corp. In addition, Mr. Gasparovic was a commercial litigator and trial lawyer with Jones Day in Chicago and Cleveland.

Mr. Gasparovic earned a bachelor’s degree from Wayne State University and a law degree from Northwestern University. He is a member of the Michigan, Ohio (inactive) and Illinois (inactive) Bars. He also serves as a member of the Advisory Board of Northwestern University Pritzker School of Law.

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Compensation Philosophy

Our executive compensation program follows a pay-for-performance approach where in pay levels are strongly linked with our short-term operational performance and long-term market performance. The Compensation Committee has identified the following objectives for the compensation program:

■	Align the interests of our executives with the long-term interests of the business, our stockholders and employees
■	Motivate exceptional performance through measurable metrics that support our long-term strategy of growth and value creation
■	Attract, develop, motivate and retain top global talent
■	Pay competitively across salary grades in all regions of the world
■	Apply compensation program design in a consistent manner across the organization
■	Mitigate excessive risk taking
■	Reflect the input of our stockholders
Company Performance Overview

BorgWarner is a leading producer of highly-engineered components and systems for vehicle propulsion systems worldwide. The Company continued to demonstrate strong operational performance in 2017 and it was a year of record revenues and operating profits for the Company.

The strong revenue growth experienced in 2017, which exceeded the high end of guidance, helped drive an annualized growth rate of 8.1%, excluding the impact of currency and M&A, for the two-year period ended December 31, 2017. This growth exceeded the weighted average growth in the vehicle markets served by the Company by 5.2%.

2017 operational highlights include:

(1) Excludes impact of M&A and foreign currency.

(2) Excludes impact of M&A and non-comparable items.

Reflecting our strong execution in 2017, the Company’s stock priced increased by 29.5%. This price appreciation along with annual dividend payouts provided over $2.5 billion in stockholder value.

In support of our compensation philosophy, our annual and long-term incentive plans are based on measurable and objective performance metrics, with outcomes strongly linked to our short-term operational performance and long-term market performance. For 2017 the impact of company performance over the past one-, two-, and three-year performance cycles translated into a mix of incentive outcomes:

•	Three-year relative TSR was below threshold à no performance shares earned
•	Two-year relative revenue growth was above target à performance shares earned at 160% of target
•	Strong EV performance, above maximum à maximum cash incentive earned 2x target

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Compensation Program Overview and Elements

Approximately 88% of target compensation for our CEO is tied to performance, with the majority tied to long-term growth and stockholder returns. A significant portion of compensation is at-risk and dependent upon the achievement of rigorous and objective performance requirements.

Element	Key Features of Our Compensation Program
Salary	■ Reviewed annually, adjusted as appropriate to align with median-market levels (50th percentile of the Company's Comparator Group) with actual salaries reasonably below or above the median considering scope of responsibilities and experience, development opportunity, changes in responsibilities and individual and business performance
Annual Cash Incentive

■  Variable pay component focused on short-term annual objectives that demonstrate the strength of the business over the long-term

■  100% based on achievement of EV, a dynamic measure of how well we convert investments into increased stockholder value

■  Targets tied to the Company's guidance range for operating earnings and cash flow generation

Long-Term Equity Incentive

■  Two-thirds in Performance Shares

■  50% based on relative TSR measured at the end of a 3-year performance period

■  50% based on RRG at the end of a 3-year performance period

■  No payout for relative TSR performance below the 25th percentile

■  Maximum relative TSR payout requires performance at or above the 75th percentile

■  RRG which exceeds the market by 2% results in a threshold payout and a maximum RRG payout requires market outperformance of 6%

■  One-third in Restricted Shares

■  50% vesting after two years and the remainder vesting after three years

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Compensation Alignment to Performance

Variable, at-risk compensation accounted for approximately 87% of our CEO’s reported compensation over the last three years. Realized compensation for our CEO over the last three years is 37% below the values reported in the summary compensation table, primarily because no payouts have been made under our relative TSR performance share program for any of the last three 3-year periods. In addition, to support our pay-for-performance philosophy, the Committee and the CEO agreed to reduce our CEO's earned 2016 annual incentive award by $2.43 million (71%) after taking into account stockholder returns for that year.

We believe this demonstrates strong-pay-for-performance alignment.

Stockholder Engagement and Program Enhancements

The Compensation Committee and Board, were pleased to learn that our stockholders supported the changes to our executive compensation programs which included, among others, eliminating above median benchmarking, removing a bonus carryover feature, strengthening the goal-setting process, enhancing disclosures, and further aligning pay and performance. These changes are explained in detail in our 2017 proxy statement. With our strong outreach and these changes, our say-on-pay proposal received support from 94% of votes cast last year.

We discussed three additional enhancements to our compensation program in our fall 2017 outreach, and received favorable feedback from our stockholders:

■	Targets under our annual incentive plan are now tied to the Company’s guidance range for operating earnings and cash flow generation as part of the Committee's continuing commitment to establish challenging performance for our executives.
■	Target payouts are achieved only if the Company’s sales growth, operating margins and cash flow generation are at the midpoint of established guidance
■	Maximum payouts require performance above the top range of guidance provided
■	The Committee approved a single peer group for measuring relative total stockholder return under our long-term incentive program and in establishing market compensation levels.
■	The Committee aligned stock ownership requirements for our executives to the market and implemented a holding requirement for executives who have not yet met their ownership target.

The Company is committed to continuing this dialog with stockholders, as this feedback is a factor in making executive compensation decisions.

Leading Compensation Governance Practices

■	Stockholder engagement informs compensation program
■	Significant portion of executive pay performance-based and at risk
■	Rigorous goal setting process
■	Annual compensation assessment
■	Annual risk assessment
■	Stock ownership guidelines for executives
■	Clawback policy for recoupment of incentive compensation under certain conditions
■	Policies prohibiting hedging or pledging of Company stock
■	Double trigger change in control provisions for future restricted stock
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Executive Compensation Program Elements

Our Compensation Committee performs a strategic review of our executive officers’ compensation at least annually, in addition to discussions at Compensation Committee meetings held throughout the year. The strategic review for the upcoming plan year typically occurs each Fall during an extended meeting session. During this review, the Compensation Committee evaluates our compensation philosophy and objectives to ensure that they continue to reflect our intention to pay for performance, our business strategies, competitive realities and our Board's determination of what is in the best interests of stockholders. The Committee also considers feedback from our stockholders. Our Compensation Committee then determines whether our compensation programs meet these objectives, provide adequate incentives and motivation to our executive officers and adequately compensate our executive officers relative to comparable officers at other companies with which we compete for executive talent. As part of this strategic review for 2017, our Compensation Committee determined the compensation of our Senior Executive Team including our CEO, CFO and the three other officers whose compensation is detailed in the Summary Compensation Table on page 48. For compensation decisions, relating to executive officers other than our CEO, our Compensation Committee considers recommendations from our CEO.

The key elements of our executive compensation program are base salary, short-term incentives through our Management Incentive Plan (“MIP”), and long-term incentives in the form of performance shares and restricted stock. We strive to have each compensation element complement the others and reward the achievement of short-term and long-term business objectives.

Management Incentive Plan

The MIP is our cash-based, annual incentive plan for executives. It is designed to focus key managers on creating EV for the Company and reinforce teamwork and collaboration by measuring the management team at each business as well as the results for the combined business. EV is the concept that capital has a cost and that earning more than the cost of capital creates value for our stockholders. It is true economic profit. EV is the foundation on which we operate and a very dynamic measure of how well we turn investments into increased stockholder value. It is based on our belief that a business can be financially strong in the long run only if it consistently earns enough to cover its operating cost and, at the same time, produces enough additional earnings to cover its cost of capital. We calculate EV for purposes of the MIP as follows:

EV	=	Net Operating Profit After Tax	-	(Capital Invested x Cost of Capital)

Net Operating Profit After Tax (“NOPAT”)	Earnings prior to interest and finance charges net of income taxes calculated at a fixed composite statutory rate (32% has been used for 2017)
Capital Invested

For the Company – the sum of debt, non-controlling interest, and stockholders' equity less cash and cash equivalents.

For each Business – the sum of the assets employed in the business less operating liabilities such as accounts payable, accruals and long-term liabilities other than debt.

Cost of Capital	Assumed rate of return on capital invested required to fairly compensate debt and equity investors (9.5% has been used in 2017 as it closely approximates the Company’s actual rate)

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MIP TARGETS AND AWARDS

The following describes the MIP structure, goal-setting process, and resulting payouts:

■	Beginning in 2017, the Compensation Committee establishes threshold, target and maximum performance goals for the Company and business segments at the beginning of the fiscal year considering the broader economic environment, industry conditions and the Company's current guidance and past performance with respect to operating earnings and cash flow generation.
■	For 2017 the target performance level was established at the midpoint of the Company's guidance range while the maximum performance level was set above the high end of that range. The Compensation Committee has discretion to adjust EV results for non-comparable items such as M&A costs and is authorized to reduce actual payouts at its discretion.
■	Based upon the above criteria, the 2017 threshold, target and maximum performance levels for the total Company were established as follows:

2017 EV Performance Target

Threshold $245 million	Target $265 million	Maximum $285 million
■	The target bonus opportunity for our NEOs for 2017 ranged from 75% to 150% of base salary.
■	Actual performance is measured at the close of the fiscal year, with any earned bonuses paid in the first quarter of the following year.
■	NEOs receive 50% of the target opportunity for achieving threshold performance and 200% of the target opportunity for achieving maximum performance or above, with results in between these levels interpolated.
■	NEO bonus opportunities are weighted based upon the EV performance at the total Company, segment or business unit levels, depending on each NEO’s responsibilities. For 2017, the weightings were as follows:
NEO	Total Company	Segment	Business Unit
James R. Verrier	100%
Ronald T. Hundzinski	100%
Frederic B. Lissalde	20%	20%	60%
Tonit M. Calaway	100%
John J. Gasparovic	100%
■	The 2017 actual EV was determined as follows using amounts from the Company’s reported financial results which were adjusted for non-comparable items as reported in the Company's financial statements, including M&A and the impact of the Tax Cuts and Jobs Acts (“the Act”).
A.	Operating Earnings from Continuing Operations, excluding M&A	$1,222.4
B.	Less taxes at 32% (A times 32%)	391.2
C.	Net Operating Earnings (A minus B)	831.2
D.	Short Term and Long Term Debt	2,188.3
E.	Stockholders’ Equity, excluding M&A and the impact of the Act	4,207.9
F.	Cash (including cash used to acquire Sevcon)	731.0
G.	Capital Invested (D plus E less F)	5,665.2
H.	Cost of Capital	9.50%
I.	2017 Economic Value (C minus G times H)	$293.0

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■	Based on this EV achievement, actual bonuses related to the total Company performance were earned at 200% of target. For our CEO, James Verrier, this provided the following bonus payout:

CEO 2017 Actual EV Performance Payout

Bonus Payout	=	Base salary of $1,260,000	x	Target of 150% of Base Salary	x	MIP Result of 200% of Target Bonus	=	$3,780,000

■	The corporate, segment and business unit performance resulted in bonus payouts of 57.5% to 200% of target for the NEOs, with payout percentages and bonus payout amounts as follows:
NEO	MIP Payout as % of Target Based on Actual EV Performance	Bonus Payout
James R. Verrier	200%	$3,780,000
Ronald T. Hundzinski	200%	$1,440,000
Frederic B. Lissalde	172%	$1,062,993
Tonit M. Calaway	200%	$816,000
John J. Gasparovic	200%	$772,500

2018 MIP

The 2018 target, threshold and maximum EV achievement levels were again established to directly link executive compensation to executives' ability to drive for results and create stockholder value. In setting the EV performance levels, the Compensation Committee considers the broader economic environment, industry conditions and the Company's current guidance and past performance with respect to operating earnings and cash flow generation. The Compensation Committee has discretion to adjust EV results for non-comparable items such as M&A costs and is authorized to reduce actual payments at its discretion. In 2017, the EV target performance level was set at the midpoint of guidance. In 2018, to drive enhanced performance and stockholder value, the Compensation Committee set the target performance level above the high end of the 2018 guidance range. The maximum EV performance level for 2018 was set 12% higher than the target level requiring significant outperformance beyond guidance to achieve a maximum payout. The Compensation Committee also meaningfully increased the performance required for a threshold award over its 2017 level. In addition to setting performance at significantly challenging levels, the Compensation Committee elected to reduce the payout for threshold performance from 50% of the target award to 25%. The 2018 performance targets are as follows:

Performance Level	2018 Target EV Performance
Threshold	$370 million
Target	$420 million
Maximum	$470 million

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Long-Term Equity Incentives

We believe that long-term performance is driven through an ownership culture that rewards our executives for maximizing long-term stockholder value. Our long-term incentive plans provide participants with appropriate incentives to acquire equity interests in our Company and align their interests with the interests of our stockholders.

Two-thirds of the total value of the target long-term incentive opportunity is delivered through performance shares and one-third through restricted stock. Our Compensation Committee has determined to place greater emphasis on performance shares due to the significant challenges in the automotive industry, providing a more direct comparison of our longer term performance to that of our industry peers, and firmly aligning our executives’ interests with the interests of our stockholders.

PERFORMANCE SHARES

The Compensation Committee designed the performance share program for a select group of senior executives to provide a competitive payout at the end of a three-year performance period, with goals set at the beginning of each performance period. A new performance period begins each January 1 and ends three years later on December 31.

Beginning with 2016 grants, performance shares may be earned based on achievement of two equally-weighted metrics: relative TSR and RRG. The combination of TSR and RRG provides the appropriate balance in the long-term incentive plan – TSR goals focus management on increasing stockholder value, and RRG focuses management on the long-term growth and success of our business under the current strategy.

■	Relative TSR: Determined by ranking the Company’s three-year total stockholder return among a peer group of companies.
■	RRG: Determined based on the three-year compound annual change in revenue, excluding the impact of changes in currency exchange rates and acquisition and divestiture activity, in excess of the three-year compounded annual change in industry vehicle production, weighted to reflect the Company’s relative participation in the vehicle markets of the various regions of the world and the Company’s relative participation in the passenger car and commercial vehicle markets. The change in industry vehicle production is determined using data published by IHS Automotive, a leading global automotive research firm.

Both the TSR and RRG target awards are expressed in terms of performance shares. A consistent methodology is used for converting the target dollar amount to a specific number of shares: the average closing price of the Company’s common stock for the last five trading days of the year preceding the date of grant, which coincides with the end of the prior performance period. Payouts are determined at the end of the three-year performance period based on the rank of the Company’s TSR compared to those of a peer group of companies (“Peer Group Companies”) and RRG compared to the weighted average growth in vehicle production.

Performance Share Award Payout Schedule

In 2017, the Committee began to align target award levels under the long-term incentive program to the median of the market (see Stockholder Engagement and Program Enhancements on page xx) and as a result adopted a new relative TSR payout schedule which aligned a target award payout to performance at the median of the peer group. The relative TSR payout schedule is as follows:

Level	Percentile Rank – TSR	Award Payout as Percent of Target*
	Below 25th percentile	0.0%
Threshold	25th percentile	25.0%
	35th percentile	55.0%
Target	50th percentile	100.0%
	65th percentile	160.0%
Maximum	75th percentile	200.0%

*Interpolation is used to determine the percent of performance shares when actual performance does not fall directly on one of the levels listed above.

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The RRG payout schedule is as follows:

Level	Revenue Growth above Vehicle Production Growth	Award Payout as Percent of Target*
Threshold	2%	50%
Target	4%	100%
Maximum	6%	200%

* Interpolation is used to determine the percent of performance shares when actual performance does not fall directly on one of the levels listed above.

Relative TSR Peer Group

In order to improve the clarity in the Company's approach to executive compensation, the Compensation Committee determined to use a single peer group for purposes of determining relative TSR under its performance share program and for establishing market compensation levels. The new peer group includes companies of similar size, industry and global presence and with which the Company competes for talent. Beginning with performance shares granted in 2018, the Compensation Committee approved a new peer group which includes the following companies:

Adient plc	Dover Corporation	Navistar International Corporation
American Axle & Manufacturing Holdings, Inc.	Eaton Corporation plc	PACCAR Inc.
Autoliv, Inc.	Emerson Electric	Parker-Hannifin Corporation
Ball Corporation.	Harley Davidson, Inc.	Polaris Industries Inc.
Brunswick Corporation	Illinois Tool Works Inc.	Sensata Technologies Holding N. V.
Cooper-Standard Holdings Inc.	Ingersoll-Rand Plc	Tenneco Inc.
Cummins Inc.	Lear Corporation	Textron Inc.
Dana Holding Corporation	LKQ Corporation, Inc.	Visteon Corporation
Delphi Technologies PLC	Meritor, Inc.

The Prior Peer Group used for performance periods beginning from January 1, 2015 to December 31, 2017, includes the companies listed below. The Prior Peer Group included publicly traded companies in the automotive supplier industry with at least $1 billion in annual sales. This group was selected because we compete with these companies for stockholder investment dollars.

Aptiv PLC	Genuine Parts Co.	Tenneco Inc.
Autoliv, Inc	Johnson Controls, Inc.	Visteon Corporation
Dana Holding Corporation	Lear Corporation	Wabco Holdings Inc.
Gentex Corporation	LKQ Corp.

No Relative TSR Payout for 2015-2017. For the 2015-2017 performance period, the Company's TSR was below the 25th percentile of the peer group resulting in no payout of performance shares for that performance period. For the 2016-2017 performance period, the Company's revenue growth, excluding the impact of changes in currency values and merger, acquisition and divestiture activity, was 8.1% while the weighted average vehicle production increase was 2.9%. The 5.2% outperformance resulted in a 2016-2017 relative revenue growth performance share payout of 160% of target. The shares earned by our NEOs are detailed below and are reflected in the Options Exercised and Stock Vested table on page 52.

NEO	Relative Revenue Shares at Target	Shares Earned
James R. Verrier	62,345	99,752
Ronald T. Hundzinski	15,800	25,280
Frederic B. Lissalde	10,249	16,398
Tonit M. Calaway	0	0
John J. Gasparovic	8,540	13,664

PERFORMANCE SHARE GRANTS IN PRIOR YEARS

Prior to 2016, our performance shares were based solely on relative TSR. The new RRG metric was introduced with our February 2016 incentive grants and phased in so that it includes a one-year performance period for 2016, a two-year performance period for 2016-2017 and three-year performance periods for all grants going forward. The introduction of this new metric was well received by our investors who agreed during our shareholder engagement that the Committee should include more than one performance metric in the program. The Committee found that the TSR metric, alone, in the existing long-term incentive plan did not provide a clear line of sight to a specific business goal and, therefore, added the RRG metric to provide a more balanced approach across the program.

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The Committee decided that a phase-in approach was appropriate because RRG is a critical metric that drives long-term value creation. The Committee also considered that:

(1)	without the phase-in, the first RRG payout would not be effective for three years. The Committee believes rewarding RRG in the more immediate time period is a critical long-term value driver at this point in the Company’s growth cycle and that it will support long-term TSR, and
(2)	the phase-in process will not result in outsized long-term incentive program payouts or windfalls for executives, even with strong performance. In fact, the 2016 phase-in period resulted in a below target payout. As our strong RRG performance indicates, the 2016 implementation of this metric is beginning to drive results.

The payout schedule for performance shares granted in 2015 and 2016 is as follows:

Level	Percentile Rank – TSR	Award Payout as Percent of Target*
	Below 25th percentile	0.0%
Threshold	25th percentile	25.0%
	35th percentile	43.8%
	50th percentile	71.9%
Target	65th percentile	100.0%
	75th percentile	140.0%
Maximum	90th percentile	200.0%

*Interpolation is used to determine the percent of performance shares when actual performance does not fall directly on one of the levels listed above.

RESTRICTED STOCK

Restricted stock awards incent and reward executives for improving long-term stock value and serve as a retention tool. Generally, restricted stock is granted in February and one-half of the shares granted will vest on the second anniversary of the grant and the remainder of the shares granted will vest on the third anniversary of the grant, in each instance provided that the recipient is still employed by the Company.

In response to stockholder feedback, all restricted stock grants in 2017 and later will be subject to a double-trigger change of control provision, meaning shares of restricted stock will automatically accelerate and become fully vested only if the Company terminates an NEO’s employment other than for cause, or the NEO elects to terminate employment for good reason, during the restriction period.

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Fixed Compensation and Benefits

BASE SALARY

We establish executives’ base salaries in accordance with the scope of the executive’s responsibilities, time in position and potential, the competitive market and internal equity. When considering market competitive base salaries, we target the median level among our comparator companies which is determined annually. We review base salaries annually, and adjust as appropriate to realign salaries with market levels after taking into account changes in individual responsibilities, individual and business performance, and experience.

EXECUTIVE BENEFITS AND PERQUISITES

NEOs are eligible to participate in employee benefit plans on the same basis as other employees (such as medical, dental and vision care plans; health care flexible spending accounts; life, accidental death and dismemberment and disability insurance; employee assistance programs; and a defined contribution retirement plan including a 401(k) feature). The retirement plans described on page 53 are provided to all employees in order to permit them to accumulate funds for retirement and to provide a competitive retirement package.

Our U.S.-based executives who exceed the limits under the qualified BorgWarner Inc. Retirement Savings Plan participate in the BorgWarner Inc. Retirement Savings Excess Benefit Plan (“Excess Plan”). All of our U.S. based NEOs received Company contributions under the Excess Plan in 2017. For further detail see page 54 under the Non-Qualified Deferred Compensation section.

The benefits and perquisites we provide to executives are currently at or below median competitive levels for comparable companies. Executive perquisites for the U.S.-based NEOs are limited to a taxable annual perquisite allowance in lieu of awarding individual perquisites. No tax gross-ups are provided on benefits or perquisites. On certain occasions, an NEO’s spouse or other family member may accompany the NEO on a business trip in which a company aircraft is utilized. No additional direct operating cost is incurred in such situations because there is no incremental cost associated with the additional traveler.

Except as described in the Pension Benefits table below on page 53, none of our NEOs participate in or have account balances in any of the Company-sponsored qualified or non-qualified defined benefit pension plans.

Change of Control Agreements

We entered into Change of Control (“COC”) Employment Agreements (the “COC Agreements”) with each of our NEOs and certain other executives. In establishing the COC Agreements, our Board determined that it is in the best interests of the Company and its stockholders to (i) maintain NEOs’ continued dedication in the event of either a contemplated or actual COC, and (ii) provide two to three years of compensation to NEOs terminated in connection with the COC so as to focus their attention on executing the transaction rather than the personal uncertainties and risks associated therewith.

COC Agreements entered into in 2009 or later: (i) do not provide for excise tax gross-up provisions, (ii) condition the receipt of certain benefits on the execution of a non-compete agreement and (iii) incorporate a clause that allows an executive to forego certain benefits in the event that receipt would trigger the excise tax. See pages 55 and 56 for further details.

Each of our U.S.-based NEOs is eligible for severance benefits under the BorgWarner Inc. Transitional Income Plan (the “TIP”). The TIP was established to provide some financial protection to all U.S. salaried employees in the event that their employment is terminated for reasons beyond their control. The TIP benefit includes a lump sum payment that is based on salary level and length of service (with a maximum benefit of 26 weeks of base salary, adjusted for unemployment benefits) and medical coverage. In no event would a U.S.-based NEO receive a payment under both the COC Agreement and the TIP.

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Executive Compensation
Process and Practices

Peer Group and Market Assessment

In evaluating and setting compensation, our Compensation Committee considers a number of factors including individual and business performance, internal equity, retention, the degree of alignment between the incumbent’s job duties and the benchmarked job description, as well as an assessment of market practices. The Compensation Committee believes that benchmarking is a useful tool because it reflects the market in which we compete for talent and provides credibility for our compensation programs with our employees and stockholders.

Our Compensation Committee has established, with the assistance of its independent compensation consultant, a “Comparator Group” for benchmarking executive officer compensation. This group generally includes companies with revenues between $2 billion and $20 billion in the automotive, transportation and general industrial sectors. One of the companies, Johnson Controls Inc., has revenues in excess of $20 billion but is included because it is an industry comparator and is included in the Peer Group Companies used for TSR purposes. Due to differences in size among the comparator companies, we use a regression analysis to normalize the survey results to better reflect the size of our Company relative to that of the comparator companies.

The Comparator Group used for establishing 2017 compensation decisions consisted of the following companies:

American Axle & Manufacturing Holdings, Inc.	ITT Corporation
AMSTED Industries, Inc.	Johnson Controls, Inc.
Aptiv PLC	Kennametal Inc.
BAE Systems, Inc	Lear Corporation
Ball Corporation	Meritor, Inc.
Brunswick Corporation	Navistar International Corp.
Cooper-Standard Holdings Inc.	PACCAR Inc.
Cummins Inc	Parker Hannifin Corporation
Daimler Trucks North America LLC	Polaris Industries Inc.
Dana Holding Corporation	Praxair, Inc.
Denso International America, Inc.	Robert Bosch Corporation
Donaldson Company, Inc.	The Sherwin-Williams Company
Dover Corporation	Tenneco Inc.
Eastman Chemical Co.	The Timken Company
Eaton Corporation	TRW Automotive Holdings Corp.
Federal-Mogul Corporation	Valmont Industries, Inc.
Genuine Parts Co.	Visteon Corporation
Harley-Davidson, Inc.	Worthington Industries, Inc.
Illinois Tool Works Inc.

During 2017, our Compensation Committee approved a new peer group to be used for establishing market compensation for 2018 and later as well as for determining relative stockholder performance under the Company's performance share program. This new peer group is listed on page 41.

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Independent Compensation Consultant

Our Compensation Committee retained Pearl Meyer as its independent compensation consultant. The Compensation Committee annually reviews its relationship with the compensation consultant to ensure continued independence. The review process includes consideration of the factors impacting independence set forth in New York Stock Exchange rules. The compensation consultant reports directly to the Compensation Committee and does not perform any other services for the Company or management.

The compensation consultant regularly participates in Compensation Committee meetings, and in collaboration with the Compensation Committee, aids in determining the appropriate compensation program, design, levels and peer groups for the Company.

Compensation Risk Management

Each year, the Compensation Committee oversees a risk assessment of the Company’s executive compensation program. Based on its most recent review, the Compensation Committee concluded that our compensation program and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. Our executive compensation program includes a number of features that mitigate unnecessary risk taking, including a balance of short- and long-term incentives, with long-term incentives comprising the majority of our executives’ compensation; a mix of performance metrics on our short- and long-term incentive programs; clawback provisions; and stock ownership guidelines.

Compensation Policies

STOCK OWNERSHIP GUIDELINES

In order to promote equity ownership and align the interests of management and our stockholders, we have established stock ownership guidelines that outline our expectations for our executives to hold a significant and sustained long-term personal financial interest in the Company. During 2017, the Compensation Committee approved the following new guidelines:

CEO	CFO and COO	Business Presidents and Executive Vice Presidents
6x	3x	2x
base salary	base salary	base salary

Executives are expected to meet the guidelines within five years after appointment as an officer. Shares counted to meet the ownership guidelines include vested and non-vested restricted shares, vested performance share awards and shares held by the executive under the RSP and Excess Plan. The Committee also approved a holding requirement for officers who do not meet their ownership guideline; officers must hold at least 50% of any performance share awards or restricted shares that become vested until their ownership guideline is met. Our Compensation Committee reviews the ownership level for our CEO and all other persons covered under this guideline each year.

SHORT SALES; PLEDGING

Our Insider Trading and Confidentiality Policy prohibits our directors and employees from engaging in any transaction involving a put, call or other option on BorgWarner securities, from selling any BorgWarner securities he or she does not own (i.e., “selling short”) and from pledging any BorgWarner securities as collateral to secure personal loans or other obligations.

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CLAWBACK POLICY

The Board adopted a policy setting forth procedures to recover payment in the event that an executive engages in any fraud or intentional illegal conduct that materially contributed to the need for a restatement of the Company’s publicly filed financial results. Performance-based compensation received by the executive during the three-year period preceding the restatement will be subject to reduction or reimbursement to the Company at the Compensation Committee’s discretion.

Deductibility of Compensation

Code Section 162(m) generally provides that a public corporation may not deduct for tax purposes compensation in excess of $1 million that it paid for any fiscal year to certain covered executives. Starting with the 2018 fiscal year, as a result of the changes that the recently-enacted Tax Cuts and Jobs Acts made to Code Section 162(m), the covered executives will be our NEOs as well as any other executive who, starting January 1, 2018, serves as the CEO or CFO or who is among the three most highly compensated other executive officers for any fiscal year. For compensation that we paid for the 2017 fiscal year, the statute generally allows a deduction for qualifying performance-based compensation if certain conditions are met. Starting with the 2018 fiscal year, only qualifying performance-based compensation that we pay pursuant to a binding contract in effect on November 2, 2017 will be exempt from the deduction limit. Accordingly, any compensation paid in the future pursuant to new compensation arrangements entered into after November 2, 2017, even if performance-based, will be subject to the $1 million fiscal year deduction limit if paid to a covered executive. At the time of determining our executive compensation for 2017, we considered the tax impact of such compensation on us, and in certain instances, we designed our compensation to qualify as performance-based. In addition, we considered the goals of our compensation program, and we retained the flexibility to provide compensation that is consistent with our goals, even if such compensation would not be fully tax-deductible. Because many different factors influence a well-rounded, comprehensive executive compensation program, and as a result of the recent changes to Code Section 162(m), some of the compensation we provide to our executive officers will likely not be deductible due to Section 162(m).

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Jan Carlson	Vicki L. Sato	Thomas T. Stallkamp
Chairperson

The Compensation Committee Report does not constitute soliciting material. It is not considered filed by us and shall not be incorporated by reference into any of our other filings under the Securities Act or the Exchange Act unless we state otherwise.

Compensation Committee Interlocks and Insider Participation

During our last completed fiscal year, the voting members of our Compensation Committee were Jan Carlson, Vicki L. Sato, Chairperson, and Thomas T. Stallkamp. None of these persons was an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or of any of its subsidiaries. None of these persons has any relationship requiring disclosure by the Company under Item 404 of Regulation S-K.

No executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Company’s Compensation Committee or the Company’s Board of Directors. No executive officer of the Company served as a director of another entity, or as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of such other entity, one of whose executive officers served on the Compensation Committee or the Board of Directors of the Company.

46

Executive Compensation Tables

Summary Compensation Table

The following table sets forth information regarding compensation earned by our NEOs during 2017:

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Non-Equity Incentive Plan Compensation (2)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)	($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
James R. Verrier	2017	1,260,000	—	8,561,811	3,780,000	21,391	462,321	14,085,523
President and Chief Executive Officer	2016	1,245,000	—	9,316,086	950,000	34,732	821,699	12,367,516
	2015	1,150,000	—	12,136,267	3,480,000	(21,699)	676,064	17,420,632
Ronald T. Hundzinski	2017	708,750	—	2,169,724	1,440,000	—	308,173	4,626,647
Executive Vice President and Chief Financial Officer	2016	665,750	—	2,360,819	1,206,111	—	313,723	4,546,403
	2015	612,250	—	4,167,731	1,276,000	—	240,477	6,296,458
Frederic B. Lissalde (3)(4)	2017	673,173	—	1,407,454	1,062,889	—	271,283	3,414,799
Executive Vice President and Chief Operating Officer	2016	606,630	—	1,531,424	1,041,544	—	277,361	3,456,959
	2015	577,369	—	2,643,784	978,856	—	400,923	4,600,932
Tonit M. Calaway (5)(6)	2017	477,500	440,986	996,846	816,000	—	127,061	2,858,393
Executive Vice President and Chief Human Resources Officer	2016	—	—	—	—	—	—	—
	2015	—	—	—	—	—	—	—
John J. Gasparovic (7)	2017	507,000	—	1,172,878	772,500	—	160,349	2,612,727
Executive Vice President, Chief Legal Officer & Secretary	2016	477,250	—	1,276,226	647,279	—	158,321	2,559,076
	2015	—	—	—	—	—	—	—
(1)	The aggregate values in column (e) reported for 2017, 2016, and 2015 represent the grant date fair market value (“FMV”) of the awards noted in the Grants of Plan-Based Awards Table. Assuming maximum performance levels are achieved for the Performance Share Plans, the maximum value of all stock awards granted would be $14,388,341 for Mr. Verrier, $3,645,404 for Mr. Hundzinski, $2,365,844 for Mr. Lissalde, $1,674,536 for Ms. Calaway, and $1,970,868 for Mr. Gasparovic based on FMV at the time of grant.
(2)	The values in column (f) reflect payments made under the MIP.
(3)	Mr. Lissalde was named Executive Vice President and Chief Operating Officer effective January 1, 2018. During 2017, he was Vice President and President and General Manager, Turbo Systems.
(4)	Compensation reported for Mr. Lissalde is converted to US Dollars using an exchange rate of 1 Euro = 1.129 USD, which is a periodic average rate for 2017.
(5)	Ms. Calaway was hired on August 1, 2016 and was not a NEO in 2016, therefore no data is reflected for 2015 or 2016.
(6)	The $440,986 in Column (d) is a signing bonus for Ms. Calaway.
(7)	Mr. Gasparovic was not a NEO in 2015, therefore no data is reflected for that year.
CEO Pay Ratio

For 2017, the ratio of our CEO’s compensation to our median employee was 247 to 1.

The median employee was identified by ranking the total cash compensation of our worldwide employees, excluding employees from India (563 employees), Portugal (580 employees) and Thailand (32 employees), who in aggregate represented less than 5% of the Company's total employees. As a result of these exclusions, which are permitted under SEC regulations, the number of non-U.S. employees included in the median employee determination decreased from 22,253 to 21,078. The number of U.S. employees in the determination was 5,774. Total cash compensation included base wages, overtime pay, target annual bonuses and any cash allowances paid to employees.

The median employee for 2017 is from the United States and their 2017 compensation was $57,127. The median employee’s 2017 compensation was calculated, under the methodology employed for the Summary Compensation Table, and compared to our CEO’s

47

2017 compensation to determine the ratio. Our CEOs total annual compensation, calculated on the same basis, was $14,085,523, producing a pay ratio of 247:1. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, as well as differences in business models and workforce strategies, the estimated ratio reported above should not be used as a basis for comparison between companies.

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All Other Compensation Table

The following table details, by category, the amounts reported above in the “All Other Compensation” column of the Summary Compensation Table for each of our NEOs. All of our NEOs exceeded the aggregate threshold of $10,000 for perquisites and personal benefits. The chart below indicates the amount in each category for each of our NEOs:

Name	Perquisite Allowance	Personal Use of Leased Vehicle	Registrant Contributions to Defined Contribution Plans (1)	Value of Dividends on Unvested Shares of Stock	French Benefit Allowance	Relocation Cost	Other	Total of “All Other Compensation”
	($)	($)	($)		($)	($)	($)	($)

(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
James R. Verrier	50,000	—	313,454	98,867	—	—	—	462,321
Ronald T. Hundzinski	35,000	—	242,572	30,601	—	—	—	308,173
Frederic B. Lissalde (2)(3)(4)	14,374	55,994	__	22,086	176,124	2,705	—	271,283
Tonit M. Calaway	25,000	—	80,762	21,299	—	—		127,061
John J. Gasparovic	25,000	—	121,883	13,466	—	—	—	160,349
(1)	Amounts credited by the Company on behalf of its Named Executive officers during 2017 pursuant to the provisions of the RSP and the Excess Plan.
(2)	Mr. Lissalde is a French national working in Germany and receives a Benefit Allowance to enable him to maintain coverage in the French Social Benefit System.
(3)	The Relocation Cost amount relates to tax equalization payments, tax preparation support and language lessons.
(4)	Compensation reported for Mr. Lissalde is converted to US Dollar using an exchange rate of 1 Euro = 1.129 USD, which is a periodic average rate for 2017.
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Grants of Plan-Based Awards

The following table summarizes the grants of equity and non-equity plan awards to our NEOs in 2017:

Name	Grant Date	Estimated Possible Payout Under			Estimated Future Payout Under			All Other Stock Awards: Number of Shares or Stock Units	All Other Option Awards: Number of Securities Underlying Option	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
		Non-Equity Incentive Plan Awards (1)			Equity Incentive Plan Awards
		Threshold	Target	Maximum	Threshold	Target	Maximum
		($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Share)	($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
James R. Verrier		945,000	1,890,000	3,780,000
	2/7/2017 (2)				54,488	145,300	290,600				5,826,530
	2/7/2017 (3)							68,220			2,735,281
Ronald T. Hundzinski		360,000	720,000	1,440,000
	2/7/2017 (2)				13,800	36,800	73,600				1,475,680
	2/7/2017 (3)							17,310			694,044
Frederic B. Lissalde (4)		309,911	619,821	1,239,642
	2/7/2017 (2)				8,963	23,900	47,800				958,390
	2/7/2017 (3)							11,200			449,064
Tonit M. Calaway		204,000	408,000	816,000
	2/7/2017 (2)				6,338	16,900	33,800				677,690
	2/7/2017 (3)							7,960			319,156
John J. Gasparovic		193,125	386,250	772,500
	2/7/2017 (2)				7,463	19,900	39,800				797,990
	2/7/2017 (3)							9,350			374,888
(1)	2017 bonus opportunity under the MIP.
(2)	2017 Performance Share Grant: Value of grant = number of target shares times the closing stock price on grant date of $40.10.
(3)	2017 Restricted Stock Grant: Granted same day as approved by the Compensation Committee of the Board of Directors. The shares will vest 50% on the second anniversary of the grant date and 100% on the third anniversary of the grant date. FMV at grant date = number of restricted shares times the average of the high and low stock price on February 7, 2017 of $40.095 in accordance with ASC Topic 718.
(4)	Mr. Lissalde's Non- Equity Incentive Plan threshold, target and maximum payout values are converted to U.S. Dollars using an exchange rate of 1 Euro = 1.129 USD, which is a periodic average rate for 2017.
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The equity awards reflected in the Grants of Plan-Based Awards table are granted under the 2014 Plan. Further details regarding our incentive plans can be found in our Compensation Discussion and Analysis on pages 38-43.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes all equity awards to our NEOs that remain either unexercised and/or unvested as of December 31, 2017:

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (1)	Market Value of Shares or Units of Stock That Have Not Vested (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (2)	Equity Incentive Plan Awards: Market or Payout of Unearned Shares, Units or Other Rights That Have Not Vested (2)
	(#)	(#)	(#)	($)		(#)	($)	(#)	($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
James R. Verrier						154,371	7,886,814
	—	—	—	—	—			311,963	15,938,190
Ronald T. Hundzinski						45,990	2,349,629
	—	—	—	—	—			78,975	4,034,833
Frederic B. Lissalde						32,695	1,670,388
	—	—	—	—	—			51,300	2,620,917
Tonit M. Calaway						33,257	1,699,100
	—	—	—	—	—			19,013	971,374
John J. Gasparovic						21,024	1,074,116
	—	—	—	—	—			42,750	2,184,098
(1)	The values in column (g) represent the number of restricted shares of stock and/or stock units granted in 2015, 2016, and 2017 plus reinvested dividends and/or dividend equivalents. The dollar value in column (h) is calculated using the closing stock price on December 29, 2017 of $51.09 per share.
(2)	The values of columns (i) and (j) are comprised of performance share grants made under the BorgWarner Inc. 2014 Stock Incentive Plan, issued for the performance periods of 2016-2018 and 2017-2019. Column (i) represents the lowest potential payout for all outstanding unearned 2016-2018 and 2017-2019 relative TSR performance shares and the maximum potential payout for all outstanding unearned 2016-2018 and 2017-2019 relative revenue growth performance shares that would be paid out at the end of each performance period. The payout level of the 2016-2018 and 2017-2019 relative TSR performance shares is shown at 25% of the target payout level because actual performance over the most recent period was at 0% of the target level. The payout level of the 2016-2018 and 2017-2019 relative revenue growth performance shares is shown at a 200% of target payout level because actual performance over the most recent period was at 160.0% of the target level. Column (j) represents the number of performance shares in column (i) times the closing stock price of $51.09 on December 29, 2017. Actual future payouts will depend on several factors, including (i) the number of performance shares that are earned, as determined after the end of the performance period based on the level at which the applicable performance goals have been achieved, as described on pages 24-25; and (ii) the FMV of stock, as defined in the 2014 Plan.
51

Regarding adjustments to shares, in the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the stock or other change in corporate structure affecting the stock, our Compensation Committee or our Board of Directors shall make such substitution or adjustments in the aggregate number, kind and option price of shares or adjustments in the consideration receivable upon exercise as it may be necessary to avoid dilution.

Option Exercises and Stock Vested

The following table summarizes all option exercises and stock vestings by our NEOs during 2017:

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting (1)	Value Realized on Vesting (2)
	(#)	($)	(#)	($)

(a)	(b)	(c)	(d)	(e)
James R. Verrier	—	—	175,786	8,230,822
Ronald T. Hundzinski	—	—	50,949	2,355,880
Frederic B. Lissalde	—	—	30,587	1,428,814
Tonit M. Calaway	—	—	6,259	254,525
John J. Gasparovic	—	—	18,887	913,431
(1)	Number of “shares” disclosed in column (d) represents the total number of relative revenue performance shares earned for the 2016-2017 performance period and paid in 2018, the total number of shares of restricted stock granted in 2014 that lapsed in 2017, the total number of shares of restricted stock granted in 2015 that lapsed in 2017, and the total number of shares of restricted stock granted in 2016 that lapsed in 2017.
(2)	Amount in column (e) is equal to the number of relative revenue performance shares vested multiplied by $51.09, which is the closing stock price at the end of performance period on December 29, 2017, the FMV of the shares of restricted stock granted in 2014 that lapsed and were paid in 2017, the FMV of the shares of restricted stock granted in 2015 that lapsed and were paid in 2017, and the FMV of the shares of restricted stock granted in 2016 that lapsed and were paid in 2017.
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Pension Benefits

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit (1)	Payment During Last Fiscal Year
		(#)	($)	($)

(a)	(b)	(c)	(d)	(e)
James R. Verrier	The BorgWarner Pension Plan	6.4	235,394	—

Ronald T. Hundzinski		—	—	—

Frederic B. Lissalde		—	—	—

Tonit M. Calaway		—	—	—

John J. Gasparovic		—	—	—

(1)	Converted from U.K. Pound to U.S. Dollar using an exchange rate of 1 Pound= 1.3513 US Dollar, which is the rate as of December 31, 2017.

Our U.S.-based NEOs are eligible to participate in the RSP. This plan, which is available to all U.S. salaried and hourly employees, allows our NEOs to take advantage of current tax-advantaged opportunities for accumulating future retirement income. The RSP is comprised of two primary components: a Company Retirement Account and a Savings Account with a match feature. In the Company Retirement Account, the Company makes a contribution to the employee’s account each pay period based on years of service and eligible pay. For the majority of employees, including our NEOs, this ranges from 4% to 6% of compensation up to the Social Security wage base and from 8% to 11.5% of compensation above the Social Security wage base. In the Savings Account, participants may make contributions to the plan of 1% to 70% of their eligible earnings on a before-tax and/or after-tax basis (up to the statutorily prescribed annual limit on pre-tax contributions under the IRC). The Company matches 100% of the first 3% of the employee’s pre-tax contributions. Participant contributions are held in trust as required by law. All employee contributions are 100% vested when contributed. The first 3% of compensation contributed to the Company Retirement Account vests immediately and any other employer contributions vest 100% after three years of service.

Mr. Verrier participated in the BorgWarner Pension Plan while working for the Company in the United Kingdom from 1989 to 1996. The plan, which was frozen to additional benefit accruals as of April 1, 2007, was a contributory defined benefit pension plan with a normal retirement age of 65. Participants earned 1/60th of the average of their highest three consecutive years of gross earnings out of their last ten years of gross earnings for each year of credited service under the plan. Deferred pensions are increased annually for inflation up to a maximum of 5% per year. A similar inflation adjustment is applied once pension payments begin.

The present value of Accumulated Pension Benefits as of December 31, 2017 for Mr. Verrier is calculated using the following assumptions:

■	Mortality: Based on UK Self Administered Pension Scheme table, with allowance for future mortality improvements
■	Discount Rate: 2.50%
■	Assumed Retirement Age: 60
■	Assumed Inflation: 3.50%
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Non-Qualified Deferred Compensation

The following table shows the non-qualified deferred compensation activity for our NEOs during 2017.

Name	Executive Contributions in Last FY	Registrant Contributions in Last FY	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
	($)	($)	($)	($)	($)

(a)	(b)	(c)	(d)	(e)	(f)
James R. Verrier
(1)	—	282,179	414,136	—	3,330,774
Ronald T. Hundzinski
(1)	—	213,832	43,095	—	1,082,228
Frederic B. Lissalde
(1)	—	—	—	—	—
Tonit M. Calaway
(1)(2)	—	55,650	4,641	—	60,291
John J. Gasparovic
(1)	—	97,271	182,709	—	1,265,172
(1)	Excess Plan
(2)	All amounts subject to vesting and forfeiture prior to August 1, 2019.

The Excess Plan is an unfunded, non-qualified retirement plan, which keeps certain highly compensated U.S. employees whole with regard to Company contributions that are otherwise limited under the RSP by IRC provisions. Participation is automatic once these limits are reached in a plan year. The contributions vest in the same manner as under the RSP. Distributions are made following a participant’s separation from service, with distributions attributable to amounts earned or vested before January 1, 2005 distributed within 30 days of participant’s separation from service and amounts earned or vested after December 31, 2004 distributed in the seventh month following the month in which the participant’s separation from service occurs. No in-service withdrawals or loans are available.

Excess Plan balances are invested in the same investment choices that are selected by the participants under the RSP. As these plans are unfunded, no money is actually invested. Rather, a notional account is maintained which mirrors the returns of these investments.

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Potential Payments Upon Termination or Change of Control

The following table shows the post-employment payments that would be paid to each of our NEOs under certain COC related events. The calculations assume each NEO’s employment is terminated on December 31, 2017. For purposes of the calculations, the closing stock price on the last business day of 2017 ($51.09) was used to determine the vested market value of restricted stock.

Name	Payment Triggering Events In Connection with a CoC
		Involuntary Termination		Voluntary Termination
	CoC only	with Cause	without Cause (1)	with Good Reason (1)	without Good Reason (2)
	($)	($)	($)	($)	($)

(a)	(b)	(c)	(d)	(e)	(f)
James R. Verrier	—	—	26,023,612	26,023,612	11,300,818

Ronald T. Hundzinski	—	—	10,443,464	10,443,464	3,209,389

Frederic B. Lissalde	—	—	8,930,739	8,930,739	2,230,300

Tonit M. Calaway	—	—	4,420,127	4,420,127	1,567,152

John J. Gasparovic	—	—	5,388,133	5,388,133	1,542,101

(1)	For all Named Executive Officers, includes cash severance payment based on three times the average of base plus bonus (two times for Ms. Calaway and Mr. Gasparovic), value of unvested restricted stock, prorated 2016-2018 and 2017-2019 performance share payments, retirement benefit based on three times (two times for Ms. Calaway and Mr. Gasparovic) the 2017 Company contributions to the RSP, value of welfare benefits (i.e. health care, life insurance, and disability insurance coverage) for three years (two years for Ms. Calaway and Mr. Gasparovic), outplacement services and excise tax.
(2)	Includes the value of unvested restricted stock granted in 2015 and 2016, prorated 2016-2018 and 2017-2019 performance share payments.
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CHANGE OF CONTROL EMPLOYMENT AGREEMENTS

New COC Agreements were implemented beginning in 2009 for new and future officers of the Company. The new COC Agreements eliminate excise tax gross-up provisions, allow a portion of the benefit to be attributable to a non-compete agreement in order to reduce the potential for the excise tax, and allow executives to forego a portion of benefits if the benefit triggers the excise tax.

Below is a general description of the material terms and conditions of our existing COC Agreements for U.S.-based executives.

In the event that a NEO terminates employment for Good Reason or the Company terminates a NEO’s employment with the Company without Cause within two to three years of a COC or in anticipation of a COC, the NEO is entitled to the following:

■	a lump sum cash amount equal to two to three times his or her annual base salary and average annual bonus for the most recent three years;
■	a lump sum cash amount equal to two to three times the Company’s retirement contributions that would have been made on his or her behalf in the first year after termination of employment;
■	for Executives who entered into COC Agreements prior to 2009, a tax gross-up for any excise taxes imposed pursuant to IRC Section 4999 of the IRC so that the NEO will be in the same after tax position he or she would have been in had no excise tax been imposed;
■	Executives who entered into COC Agreements in or after 2009 may elect to forego a portion of COC payments which could otherwise trigger IRC Section 4999 excise taxes as the tax will not be “grossed-up” under the COC Agreement;
■	continuation of medical, dental and life insurance benefits for two to three years; and
■	outplacement services at a cost not to exceed $40,000.

“Change of Control” generally means (a) the acquisition by any party of beneficial ownership of 20% or more of either (i) the then outstanding shares of our common stock or (ii) the combined voting power of our then outstanding voting securities entitled to vote generally in the election of our directors, (b) a change in the majority of our Board of Directors, (c) a major corporate transaction, such as a merger or sale of substantially all of our assets, which results in a change in the majority of our Board of Directors or a majority of stockholders or (d) a complete liquidation or dissolution of the Company.

“Cause” generally means the willful and continued failure of the executive to perform substantially the executive’s duties or the willful engaging by the executive in illegal conduct or gross misconduct materially injurious to us.

“Good Reason” generally means the diminution of responsibilities, authority or duties, our failure to comply with compensation or benefit provisions, transfer to a new work location more than 35 miles from the executive’s previous work location, a purported termination of the COC Agreement by us other than in accordance with the COC Agreement, or our failure to require any successor to us to comply with the COC Agreement.

TERMINATIONS NOT RELATED TO A COC

In the event of an involuntary or voluntary termination with or without cause not in connection with a COC, no additional payments are made to NEOs.

In the event of termination of employment by retirement not in connection with a COC, no additional payments are made to NEOs.

The stated amounts do not include life or disability insurance benefits or vested benefits under the qualified RSP or under the TIP, as these benefit plans are available to all U.S.-based salaried employees. The provisions of each plan would determine the timing and method of payments made under the above scenarios.

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Director Compensation

The following table details the compensation earned by each non-employee director who served on the Board of Directors in 2017. Directors who are employees of BorgWarner are not compensated for their service on the Board:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards	Non-Equity Incentive Plan Compensation	Changes in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total	Aggregate Number of Outstanding Stock and Option Awards (2)
	($)	($)	($)	($)	($)	($)	($)	(#)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Jan Carlson	107,000	123,005	—	—	—	—	230,005	3,019

Dennis C. Cuneo	108,500	123,005	—	—	—	—	231,505	3,019

Michael S. Hanley	115,167	123,005	—	—	—	—	238,172	3,019

Roger A. Krone(3)	89,333	123,005	—	—	—	—	212,338	3,019

John R. McKernan, Jr.	107,500	123,005	—	—	—	—	230,505	3,019

Alexis P. Michas	265,000	123,005	—	—	—	—	388,005	3,019

Ernest J. Novak, Jr.(4)	56,000	—	—	—	—	—	56,000	—

Vicki L. Sato	116,000	123,005	—	—	—	—	239,005	3,019

Richard O. Schaum	106,500	123,005	—	—	—	—	229,505	3,019

Thomas T. Stallkamp	117,500	123,005	—	—	—	—	240,505	3,019

(1)	The values in column (c) reported for 2017 represent the grant date fair market value of the restricted stock award granted on April 26, 2017. (FMV at grant date = number of restricted shares times the average of the high and low stock price on April 26, 2017 of $41.125)
(2)	Aggregate number of outstanding shares of restricted stock and outstanding vested and unvested stock options at fiscal year-end only, including dividends.
(3)	Roger A. Krone was named to the Board of Directors on February 8, 2017.
(4)	Ernest J. Novak, Jr. completed his service on the Board of Directors at the April 26, 2017 Annual Meeting of Stockholders.
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Annual compensation for our non-employee directors for 2017 was comprised of the following components: annual cash retainer, and equity compensation consisting of restricted stock for board service, and retainers for committee service. Our non-employee directors were not granted any Stock Option Awards and did not receive any Non-Equity Incentive Plan Compensation for 2017.

In 2017, non-employee directors’ annual cash retainer for board service was $92,000 and annual equity compensation was $123,000 worth of restricted stock. Committee members received annual retainers as follows for each committee on which they served: $6,000 for the Corporate Governance Committee; $9,000 for the Compensation Committee, and $7,500 for the Audit Committee. Chairs of the committees received the following additional annual retainers for their service to the committees: $6,000 for Corporate Governance, $9,000 for Compensation and $17,500 for Audit in view of their commitment of additional time to their oversight of the committees. The Non-Executive Chair’s compensation was $388,000 consisting of an annual cash retainer of $265,000 and an equity retainer of $123,000 granted in restricted stock. Board and standing committee meeting attendance fees are not paid. Non-employee directors are paid up to $1,000 per day for their attendance requested by the Company at meetings or events not associated with board or Committee meetings. Additional compensation arrangements may be made if special committees are convened, though none are planned at this time. Audit Committee members serving during most of 2016 were paid $9,000 each in 2017, and the Audit Committee Chair serving in 2016 was paid $15,000 in 2017 for extra time they devoted to Audit Committee work in 2016.

Effective January 1, 2018 non-employee director compensation was increased to $97,500 annual cash retainer and annual equity compensation of $130,000 worth of restricted stock. Effective January 1, 2018 compensation for the Non-executive Chairman was increased to $410,900 consisting of $280,900 annual cash retainer and annual equity compensation of $130,000 worth of restricted stock. Retainers for service on Committees, as Committee chairs and for requested meetings not associated with board or committee meetings will remain unchanged from 2017.

All of our directors met the expected stock ownership guidelines in 2017. The stock ownership expectation of non-employee directors is an amount equivalent to five times the amount of the annual cash retainer for board service within five years of January 1, 2016 or within five years of joining the Board of Directors thereafter. All of our directors met the stock ownership guidelines in 2017 or were appropriately progressing toward meeting them.

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Proposal 3 -
Ratification of Selection of Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, its member firms, and their respective affiliates (collectively, “PwC”) an independent registered public accounting firm, performed an audit of our consolidated financial statements for the fiscal year ended December 31, 2017 and the effectiveness of our internal control over financial reporting as of December 31, 2017. The Audit Committee has selected PwC to serve as our independent registered public accounting firm for the 2018 fiscal year, and the Committee is presenting this selection to stockholders for ratification. Representatives of PwC will be present at the Annual Meeting to respond to stockholders’ questions, and will have an opportunity, if they desire, to make a statement.

If the stockholders do not ratify the engagement of PwC at the Annual Meeting, the adverse vote will be considered a direction to the Audit Committee to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the selection for 2018 will stand unless the Audit Committee finds other good reason for making a change.

To ratify the selection of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2018, the votes cast “for” this proposal must exceed the votes cast “against” it. For purposes of determining the vote regarding this proposal, abstentions and broker non-votes (if any) do not constitute a vote “for” or “against” the proposal and will be disregarded in the calculation of “votes cast.” Unless you specify otherwise in your proxy, the persons you have appointed will vote your shares “FOR” ratification of the selection of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

Fees Paid to PwC

The aggregate fees billed to us for the years ended December 31, 2016 and 2017 by PwC for professional services were as follows:

	2017	2016
Audit fees	$10,534,238	$10,870,543
Audit-related fees(1)	$327,662	$54,000
Tax fees(2)	$1,709,950	$888,719
All other fees	$37,218	—
	$12,609,068	$11,813,262
(1)	Includes audits of financial statements of employee benefit plans and consultations related to interpretations of accounting guidance.
(2)	Includes fees connected with tax compliance, tax audit assistance and tax planning. In 2017, the tax compliance fees were $964,265 (including expatriate services of $749,516), the tax audit assistance fees were $427,173 and the tax planning fees were $318,512.
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Your Audit Committee has adopted procedures for pre-approving all audit and audit-related services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted audit-related services. The documentation includes a description of, and a budgeted amount for, particular categories of audit-related and tax services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of audit services, audit-related services or tax-services, and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For these types of pre-approval, the Audit Committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the PCAOB. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with the Company’s business, people, culture, accounting systems, risk profile, and whether the services enhance the Company’s ability to manage or control risks and improve audit quality. The Audit Committee may form, and delegate pre-approval authority to, subcommittees consisting of one or more members of the Audit Committee, and such subcommittees must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. During 2017 there was one service provided to the Company that would be categorized in the “All other fees” category, but is reflected at no charge, that the Audit Committee approved under the de minimis exception to the pre-approval requirement, as permitted by the applicable rules of the SEC. All other services provided by the independent registered public accounting firm were pre-approved by your Audit Committee.

RECOMMENDATION
Your Board of Directors recommends a vote “FOR” the ratification of PwC as the Independent Registered Public Accounting Firm.

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Report of the BorgWarner Inc.
Audit Committee

Management of your Company is responsible for the preparation, presentation and integrity of your Company’s consolidated financial statements and for the effectiveness of internal control over financial reporting. Management and the Company’s internal auditing department are responsible for maintaining its accounting and financial reporting principles and internal controls and procedures designed to maintain compliance with accounting standards and applicable laws and regulations. PwC was the independent registered public accounting firm for the Company in 2017 and was responsible for performing independent audits of your Company’s consolidated financial statements and of the design and effectiveness of internal control over financial reporting, and expressing an opinion on (1) the conformity of the financial statements with accounting principles, generally accepted in the United States of America (“GAAP”) and (2) the effectiveness of internal control over financial reporting based on criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Audit Committee is directly responsible for the selection, appointment, compensation, retention, and oversight of the independent registered public accounting firm. In conjunction with the mandated rotation of the independent registered public accounting firm’s lead engagement partner, the Audit Committee and its chairperson were involved in the selection of PwC’s new lead engagement partner in 2017.

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and PwC the audited consolidated financial statements for the year ended December 31, 2017. The Audit Committee also has discussed with PwC the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16 “Communications with Audit Committees.” The Audit Committee received from PwC the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered accountant’s communications with the Audit Committee concerning independence, and has discussed with PwC their independence. The Audit Committee has concluded that PwC’s provision of audit and non-audit services to the Company is compatible with their independence.

The Audit Committee discussed with PwC the overall scope and plans for their audit. The Audit Committee met with PwC, with and without management present, to discuss the results of their audits, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. In addition, the Audit Committee provided guidance and oversight to the internal audit function, including the audit plan, and results of internal audit activity. The Vice President of Internal Audit has direct access to the Audit Committee to discuss any matters desired, and the Vice President of Internal Audit presented an update of internal audit activity at each regularly scheduled Audit Committee meeting.

The members of the Audit Committee are not full-time employees of your Company and are not performing the functions of auditors or accountants. It is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with GAAP, or that the Company’s independent registered public accounting firm is “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee that are described above and in the Audit Committee’s charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC. PwC has been retained as the Company’s independent registered public accounting firm continuously since their initial engagement in December 2008 for the audit of the 2009 financial statements. The members of the Audit Committee and the board recommend the continued retention of PwC to serve as the Company’s independent registered public accounting firm for 2018.

BORGWARNER INC. AUDIT COMMITTEE

Michael S. Hanley Chair
Dennis C. Cuneo	Roger A. Krone	Thomas T. Stallkamp

The Audit Committee Report does not constitute soliciting material. It is not considered filed by the Company and shall not be incorporated by reference into any of its other filings under the Securities Act or the Exchange Act unless we state otherwise.

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Proposal 4 -
Approval of the BorgWarner Inc. 2018 Stock Incentive Plan

We are seeking stockholder approval of our 2018 Stock Incentive Plan, which will allow us to continue to grant equity awards to individuals who are key to the success of our Company. At its February 7, 2018 meeting, the Board of Directors unanimously adopted the BorgWarner Inc. 2018 Stock Incentive Plan (the “2018 Plan”), subject to the approval of the 2018 Plan by the stockholders of the Company at the Annual Meeting. A copy of the 2018 Plan is attached to this proxy statement as Appendix A. If our stockholders approve the 2018 Plan, the 2018 Plan will replace the BorgWarner Inc. 2014 Stock Incentive Plan (the “2014 Plan”), which will be discontinued at that time. Equity awards outstanding under the 2014 Plan will continue to be subject to the 2014 Plan’s terms.

As of February 28, 2018, a total of 4,369,457 shares of common stock remained available for issuance under the 2014 Plan. If the 2018 Plan is approved by stockholders, no additional awards will be granted under the 2014 Plan and the remaining shares available under the 2014 Plan will no longer be available for issuance.

The favorable vote of a majority of the shares of common stock represented at the Annual Meeting is required for approval of the 2018 Plan. If our stockholders approve the 2018 Plan, then it will become effective on April 25, 2018. If our stockholders do not approve the Plan, then the 2014 Plan will remain in effect in its current form. However, there will be insufficient shares available under the 2014 Plan to make annual awards and to provide grants to new hires in the coming years.

We believe that equity-based compensation is an effective means to promote the future growth and development of the Company because equity awards align the interests of our management team, non-employee directors, and other key employees with the interests of our stockholders while also allowing us to attract and retain talented individuals. If our stockholders do not approve the 2018 Plan, then the Compensation Committee would be required to revise its compensation philosophy and devise other programs to attract, retain, and compensate the officers and key employees of the Company, its subsidiaries and affiliates and non-employee directors of the Company.

RECOMMENDATION
Your Board of Directors recommends a vote “FOR” the 2018 Stock Incentive Plan.

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Description of the 2018 Plan

The following description of the key features and material terms of the 2018 Plan is intended as a summary only and is qualified in its entirety by reference to the text of the 2018 Plan, which we have attached as Appendix A to this proxy statement.

KEY FEATURES OF THE 2018 PLAN

Term of Plan	Grants under the 2018 Plan can only be made on or after April 25, 2018. The Plan will expire when all shares available for issuance under the plan have been so issued, unless the Board terminates the plan sooner in its discretion.
Eligible Participants	Officers and other employees of the Company, its subsidiaries and affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company, its subsidiaries and affiliates, as determined by the Compensation Committee, any individual that the Company, a subsidiary or an affiliate has engaged to become an officer or employee, and directors of the Company are all eligible to receive Awards under the Plan
Shares Authorized

7,000,000 shares, subject to adjustment for stock splits and similar equity restructuring events

•         4,369,457 shares that remain available for issuance under the 2014 Plan will be cancelled upon approval of the 2018 Plan

Award Types (Available to All Participants)	Stock Options Stock Appreciation Rights Restricted Stock Stock Units Performance Units Performance Shares Cash Incentive Awards
Stock Options and Stock Appreciation Rights

Maximum term is 10 years

Exercise price can never be lower than fair market value of stock on date of grant (subject to adjustment for stock splits and similar equity restructuring events)

Repricing of options or stock appreciation rights without prior stockholder approval is prohibited

MATERIAL TERMS OF THE 2018 PLAN

Administration. The Compensation Committee of the Company’s Board of Directors, or another committee of members of the Board who are “non-employee directors” (within the meaning of Section 16 of the Securities Exchange Act of 1934 (“Exchange Act”)) and “independent directors” (within the meaning of the applicable NYSE rule) as appointed by the Board (“Committee”), will administer the 2018 Plan.

In the case of awards granted to members of the Board who are not officers or employees of the Company, a subsidiary or an affiliate, the 2018 Plan will be administered by the Compensation Committee subject to the approval of a majority of all members of the Board who are “non-employee directors” and “independent directors.”

Under the 2018 Plan, the Compensation Committee may authorize the chief executive officer of the Company to grant awards, subject to the terms of the 2018 Plan and any limits or recommendations made by the Compensation Committee, of up to 20,000 shares of common stock per individual per year:

▪	to officers and employees of the Company and its subsidiaries and affiliates who are not, at the time of grant, executive officers subject to Section 16 of the Exchange Act; and
▪	to any individual as an inducement for such individual to accept an offer of employment, including individuals who may be executive officers subject to Section 16 of the Exchange Act upon hire.
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When references are made to the Compensation Committee in this description of the 2018 Plan in the context of awards made to non-employee directors, those references also include a majority of all members of the Board who are “non-employee directors” and “independent directors,” who must approve the Compensation Committee’s actions. In addition, in the case of awards granted to employees by the chief executive officer under an authorization by the Compensation Committee, references to the Compensation Committee mean the chief executive officer.

Under the 2018 Plan, the Compensation Committee has the authority to interpret the provisions of the plan or any agreement covering an award; to select the eligible individuals to whom awards will be granted; to determine the types of awards to be granted; to determine the number of shares of our common stock to be subject to an award; to determine the exercise price (in the case of a stock option) and other terms and conditions of awards: to adopt, alter and repeal such administrative rules, guidelines and practices governing the plan as it may, from time to time, deem advisable; and to otherwise supervise the administration of the plan.

Term, Amendment and Termination. If not terminated sooner by the Board, the 2018 Plan will terminate when all the shares of our common stock reserved for issuance have been issued. If the term of the 2018 Plan extends beyond ten years from the effective date, then no incentive stock options (“ISOs”) may be granted after such time unless stockholders of the Company have approved an extension of the 2018 Plan. Awards granted and outstanding as of the date the 2018 Plan terminates will not be affected or impaired by the 2018 Plan’s termination.

The Board may amend, alter or discontinue the 2018 Plan at any time, except that any such action may not impair the rights of an award holder with respect to awards previously granted without the holder’s consent. However, no consent is necessary for amendments made to cause the 2018 Plan to qualify for the exemption provided by Rule 16b-3 of the Exchange Act. No amendment may be made that would disqualify the 2018 Plan from the exemption provided by Rule 16b-3 of the Exchange Act. Despite the foregoing, the Board always has the authority to amend the 2018 Plan and the terms of any award previously granted to take into account changes in law and tax and accounting rules.

The Compensation Committee may amend the terms of any outstanding award, either prospectively or retroactively, but no such amendment may impair the rights of any award holder without the holder’s consent except to the extent required or permitted by the 2018 Plan or by applicable law (including but not limited to any clawback requirements or policy of the Company as may be in effect from time to time) and except for an amendment made to cause the 2018 Plan or an award to qualify for the exemption provided by Rule 16b-3.

No amendment may be made to the Plan without the approval of the Company’s stockholders to the extent such approval is required by law, rules of the stock exchange on which the shares of our common stock are then traded, or agreement.

Shares Subject to the 2018 Plan. Subject to adjustments as described below, up to 7,000,000 shares of the Company’s common stock, par value of $0.01 per share, are reserved for issuance under the 2018 Plan. All of such reserved shares may be issued pursuant to the exercise of ISOs.

Shares of our common stock subject to an award may be authorized but unissued shares, treasury stock, or shares of our common stock purchased on the open market. The aggregate number of shares of our common stock reserved will be depleted on the date of grant of an award by the maximum number of shares of our common stock, if any, that may be payable with respect to the Award, as determined at the time of grant. As of [Date], the closing price of a share of our common stock was $[XX.XX].

If an award lapses, expires, terminates or is cancelled without the issuance of shares of our common stock under the award (whether due currently or on a deferred basis), it is determined during or at the conclusion of the term of an award that all or some portion of the shares of common stock with respect to which the award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, shares of common stock are forfeited under an award, an award that is denominated in shares of common stock (in whole or in part) is settled in cash or shares of common stock are issued under any award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the shares of common stock, then those shares of common stock will be recredited to the 2018 Plan’s reserve and may again be used for new awards under the 2018 Plan. However, shares of our common stock issued under any award that are recredited to the Plan’s reserve because the Company subsequently reacquired them pursuant to rights reserved upon the issuance of the shares of common stock may not be issued pursuant to ISOs. Additionally, in no event will the following shares be recredited to the 2018 Plan’s reserve: shares of our common stock purchased by the Company using proceeds from option exercises, shares of common stock tendered or withheld in payment of the exercise price of an option or as a result of the net settlement in shares of common stock of an outstanding stock appreciation right, or shares of common stock tendered or withheld to satisfy federal, state or local tax withholding obligations.

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Individual Limitations on Awards. Subject to adjustments as described below, no individual may be granted, during any fiscal year of the Company, stock options, stock appreciation rights, restricted stock, stock units, or performance shares that, in total, could result in a maximum payout on settlement of more than 600,000 shares of our common stock (20,000 shares for non-employee directors), excluding any additional stock units or shares of common stock credited to the participant as dividend equivalents on any award or cash or stock dividends on restricted stock that are paid or credited to a participant as additional restricted stock. Additionally, during any fiscal year of the Company, subject to adjustments as described below, we may not grant an award to any non-employee director, whether under the plan or outside the plan, that is payable or settleable in cash (or property other than shares of common stock) that could result in a maximum payment of more than $9,000,000 ($300,000 for non-employee directors), excluding any additional amounts paid or credited to a participant as interest or dividend equivalents on any award.

Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to our stock, other change in corporate structure affecting our stock or any other event that, in the judgment of the Compensation Committee, necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2018 Plan, the 2018 Plan requires the Compensation Committee to make appropriate adjustments in the number and type of shares of common stock authorized for grants under the 2018 Plan; the non-employee director individual award limits under the 2018 Plan; the exercise, purchase or grant prices with respect to any award; the number and type of shares of common stock subject to outstanding awards; the maximum number of shares of common stock that may be issued as ISOs; and the performance goals of an award. Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the shares of common stock (including a reverse stock split), if no action is taken by the Compensation Committee, then adjustments of the type discussed that are proportionate will nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the shares of common stock.

If any adjustment results in fractions of a share of common stock, such fractional shares will not be issued and will be canceled for no consideration. Notwithstanding the foregoing, no adjustment will be made to outstanding stock options if the adjustment would cause the stock options to provide for a deferral of compensation subject to Section 409A of the Code (and any applicable related regulations and guidance) or, in the case of ISOs, such adjustment would cause the 2018 Plan to violate Section 422 of the Code.

If any of the transactions or events described in this section constitutes a Change in Control (as defined in the 2018 Plan) or occurs subsequent to any Change in Control occurring after the effective date of the 2018 Plan, then, subject to participants’ rights under the 2018 Plan’s Change in Control provisions and the cash payment provisions described in the following paragraph, and unless the Compensation Committee otherwise determines prior to the first Change in Control occurring after the effective date of the 2018 Plan, proportionate adjustments of the type described in this section will be made automatically such that the full economic value of the awards to participants that are outstanding at the time of the transaction or event will be preserved and not diminished as a result of the transaction or event.

If any of the events described above occurs, the Compensation Committee may also (or in lieu of the adjustments described in this section) make provision for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award (without the consent of the holder of the award) in an amount determined by the Compensation Committee effective at such time as the Compensation Committee specifies (which may be the time such transaction or event is effective), but if such transaction or event constitutes a Change in Control, then (i) such payment will be at least as favorable to the holder as the greatest amount the holder could have received in respect of such award under the 2018 Plan’s Change in Control provisions, (ii) if the 2018 Plan’s Change in Control provisions apply to the award, such payment will be allowed only to the extent those provisions would allow acceleration of exercisability, vesting, issuance of shares or other payment in respect of such award in connection with the Change in Control and (iii) from and after the Change in Control, the Compensation Committee may make such a provision only if the Compensation Committee determines that doing so is necessary to substitute, for each share of our common stock subject to an award, the number and kind of shares of stock, other securities, cash or other property to which holders of shares of our common stock are or will be entitled in respect of each share pursuant to the transaction or event in accordance with the last sentence of this section. Further, and without limitation, subject to a participant’s rights under the 2018 Plan’s Change in Control provisions, in the event of any such merger or similar transaction, subdivision or combination of shares of our common stock, dividend or other event described above, whether or not constituting a Change in Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding shares of our common stock are not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Compensation Committee will substitute, on an equitable basis as the Compensation Committee determines, for each share then subject to an award, the number and kind of shares of stock, securities, cash or other property to which holders of shares of our common stock are or will be entitled with respect to each share of common stock pursuant to the transaction.

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Eligibility For Awards and Types of Awards. The 2018 Plan authorizes the grant of stock options, stock appreciation rights, restricted stock, stock units, performance units, performance shares, and cash incentive awards. Participation in the 2018 Plan is open to officers and other employees of the Company, its subsidiaries and affiliates as selected by the Compensation Committee, any individual that the Company, a subsidiary or an affiliate has engaged to become an officer or employee, and directors of the Company. However, grants of ISOs may only be made to officers and salaried employees of the Company, a subsidiary, or an affiliate. As of [Date], approximately XXX employees, including XX officers, and X directors of the Company who are not employees of the Company or any subsidiary or affiliate would have been eligible to receive awards under the 2018 Plan.

Stock Options. Stock options grant the award holder the right to purchase our common stock at a specific price, referred to as the exercise price, at such times and upon such conditions as the Compensation Committee determines. Under the 2018 Plan, stock options may be either ISOs or nonqualified stock options. The Compensation Committee has the authority to grant participants either or both types of stock options (in each case with or without stock appreciation rights). The exercise price per share purchasable under a stock option is determined at the time of grant but may not be less than the fair market value per share of our common stock on the date of grant. The exercise period of a stock option is determined by the Compensation Committee and may not exceed 10 years from the date of grant.

The Compensation Committee will determine the manner of payment of the exercise price and the procedures to be followed to exercise an option. The exercise price of a stock option must be paid in full at the time of exercise and is payable in cash, although the Compensation Committee may provide in the award agreement that the exercise price may also be paid: (i) in the form of unrestricted common stock already owned by the optionee having a fair market value on the date of exercise equal to the exercise price; (ii) by requesting that the Company withhold, from the number of shares of our common stock otherwise issuable upon exercise of the stock option, shares having an aggregate fair market value on the date of exercise equal to the exercise price, or (iii) a combination of (i) and (ii). Additionally, if permitted by the Compensation Committee and allowable by law, payment of the exercise price may be made through a broker-facilitated cashless exercise.

Upon receipt of a notice of exercise of a stock option, the Compensation Committee may elect to cash out all or part of the shares of our common stock for which a stock option is being exercised by paying the optionee an amount, in cash or common stock, equal to the difference between the exercise price and the fair market value of shares of our common stock times the number of shares of common stock for which the option is being exercised on the effective date of the cash out.

Stock Appreciation Rights. A stock appreciation right (“SAR”) entitles the holder to a payment in cash, shares of our common stock, or a combination of the two as determined by the Compensation Committee in its discretion, equal to the difference between the base price of the SAR and the fair market value of a share of our common stock on the date of exercise times the number of shares of common stock as to which the SAR was exercised. A SAR may be granted alone or in addition to other awards under the 2018 Plan. A SAR is exercisable as determined by the Compensation Committee and specified in the award agreement, but in no event after ten years from the date of grant. The base price of a SAR may not be less than the fair market value of a share of our common stock on the date of grant.

Restricted Stock and Stock Units. Restricted stock are shares of our common stock that are subject to forfeiture by the recipient if the conditions to vesting set forth in the related restricted stock agreement are not met. The Compensation Committee may condition the grant or vesting of restricted stock upon the attainment of specified performance measures of the participant or of the Company or subsidiary, division or department of the Company for or within which the participant is primarily employed or upon other factors or criteria. A stock unit is a right to receive a share of our common stock or the fair market value in cash of a share of common stock in the future, under terms and conditions established by the Compensation Committee.

Upon a participant’s termination of employment for any reason prior to the date restricted stock or stock units vest, all unvested shares or unvested units will be forfeited, except to the extent otherwise provided by the Compensation Committee in the applicable award agreement or the Change in Control provisions of the 2018 Plan, or unless the Compensation Committee waives the forfeiture in whole or in part in the event that such participant’s employment is involuntarily terminated (other than for cause, as defined in the 2018 Plan) or in the event of the participant’s retirement (as defined in the 2018 Plan).

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Unless otherwise provided in the related award agreement, the grant of a restricted stock award will entitle the recipient to vote the shares of our common stock covered by the award and to receive the dividends paid on those shares except that cash dividends will either, at the discretion of the Compensation Committee, (i) be automatically deferred and reinvested in additional restricted stock that will be subject to the same restrictions, terms and conditions, including the vesting period, as the original grant of restricted stock, or (ii) be paid out in cash at the time that the restricted stock vests.

With respect to any grant of stock units, the participant who receives such grant will acquire no rights of a stockholder unless and until the participant becomes the holder of shares delivered to such participant with respect to such stock units. The Compensation Committee may in its discretion provide that a participant receiving stock units also will be entitled to receive dividend equivalents related to such units. These dividend equivalents may, as determined by the Compensation Committee at the time the Award is granted, be paid in cash at the time the stock unit to which it relates is settled, credited to the participant as additional stock units, which will vest and be settled at the same time as the stock unit to which it relates, or paid or credited (as appropriate) in any combination of cash and additional stock units.

Performance Shares and Performance Units. A performance share is a contingent right to receive a share of our common stock or the fair market value in cash of a share of common stock, in the future, upon satisfaction of the conditions that the Compensation Committee specifies. A performance unit is the right to receive cash or an amount equal to the value of property other than shares of our common stock.

The Compensation Committee may condition payment with respect to performance units or performance shares on the attainment of performance goals and may establish a related performance period of not less than one year. Performance goals are targets of objective or subjective performance over a specified period established by the Compensation Committee in its sole discretion and may include a threshold level of performance below which no payout or vesting will occur, target levels of performance at which a full payout or full vesting will occur, and/or a maximum level of performance at which a specified additional payout or vesting will occur. The Compensation Committee may also condition payments of cash or shares under a performance share award or performance unit award on the continued service of the participant.

If a performance unit recipient’s employment or service with the Company terminates during the performance period or before the performance goals are satisfied, the participant will forfeit all rights to receive cash or our common stock in payment of the performance units or performance shares, except to the extent otherwise provided in the applicable award agreement or the Change in Control provisions of the 2018 Plan, or unless the Compensation Committee waives, in whole or in part any payment limitations with respect to such awards in the event that such participant’s employment is involuntarily terminated (other than for cause, as defined in the 2018 Plan) or in the event of a participant’s death, disability or retirement (as defined in the 2018 Plan). In any case in which the Compensation Committee has, prior to the expiration of the performance period, waived, in whole or in part, any or all payment limitations with respect to a participant’s performance units or performance shares, such participant will receive payment with respect to his or her performance units or performance shares in the year following the year in which the performance period ends or would have ended, at the same time as the Compensation Committee has provided for payment to all other award recipients.

Cash Incentive Awards. The Compensation Committee will determine all terms and conditions of cash incentive awards, subject to the terms of the 2018 Plan, but the Compensation Committee will require that payment of all or any portion of the amount subject to the cash incentive award be contingent on the achievement or partial achievement of one or more performance goals during the period the Compensation Committee specifies. The Compensation Committee may specify that all or a portion of the performance goals subject to an Award are deemed achieved upon a participant’s death, disability, or retirement.

Minimum Vesting Period. All awards have a minimum vesting period of one year from the date of grant. For purposes of awards granted to non-employee directors, “one year” may mean the period of time from one annual meeting of stockholders to the next annual meeting of stockholders, provided that that period of time is not less than 50 weeks. Despite the foregoing, the Compensation Committee may grant awards with less than a one-year vesting requirement, as long as those Awards do not relate to more than 5% of the number of shares reserved for the 2018 Plan (as described above).

Repricing and Backdating Prohibited. Except for the adjustments as described under the section entitled “Adjustments” above, neither the Compensation Committee nor any other person may (i) amend the terms of outstanding options or SARs to reduce the exercise or base price of such outstanding options or SARs; (ii) cancel outstanding options or SARs in exchange for options or SARs with an exercise or base price that is less than the exercise or base price of the original options or SARs; or (iii) cancel outstanding options or SARs with an exercise or base price above the current fair market value of a share of our common stock in exchange for cash or other securities, in each case, without prior approval of the Company’s stockholders. In addition, the Compensation Committee may not make a grant of an option or SAR with a grant date that is effective prior to the date the Compensation Committee takes action to approve such award.

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Change in Control Provisions. The 2018 Plan provides for a form of “double trigger” rather than “single trigger” vesting of equity-based awards upon a Change in Control (as defined in the 2018 Plan). Specifically, to the extent the successor or purchaser in a Change in Control transaction honors or assumes on an equivalent basis (determined as described by the 2018 Plan) outstanding equity-based awards under the 2018 Plan, these awards will not automatically be subject to accelerated exercisability, vesting or settlement upon the Change in Control. Rather, vesting will occur upon the participant’s termination of employment if he or she is terminated by the Company (or its successor) without cause or if the participant terminates for good reason (assuming the participant has such right under an employment or other agreement) during the two-year period following the Change in Control.

If the successor or purchaser in the Change in Control transaction does not assume the awards or issue replacement awards as provided in the 2018 Plan, however, then upon the date of the Change in Control: (1) any outstanding stock options and SARs will become fully exercisable and vested to the full extent of the original grant; (2) the restrictions applicable to any outstanding restricted stock will lapse, and such restricted stock will become free of all restrictions and become fully vested and transferable to the full extent of the original grant; (3) the restrictions applicable to any outstanding stock units will lapse and such stock units will become free of all restrictions and become fully vested; and (4) the restrictions applicable to any outstanding performance units and performance shares will lapse, the performance goals of all such outstanding performance units and performance shares will be deemed to have been achieved at target levels, the relevant performance period will be deemed to have ended on the effective date of the Change in Control, and all other terms and conditions to such awards will be deemed to have been satisfied. With respect to clause (4) above, if due to a Change in Control a performance period is shortened, then the target performance award initially established for such performance period will be prorated by multiplying the initial target performance award by a fraction, the numerator of which is the actual number of whole months in the shortened performance period and the denominator of which is the number of whole months in the original performance period.

If a participant has in effect an employment, retention, change in control, severance or similar agreement with the Company, a subsidiary or any affiliate that provides a more favorable result upon a Change in Control on the participant’s awards than as described above, then such agreement will control in respect of those awards. In addition, the Compensation Committee may provide in an award agreement a more favorable result upon a Change in Control than as described above.

Rescission of Awards. Under the 2018 Plan, the Compensation Committee may cancel or declare forfeited or rescind unexercised, undelivered, or unpaid awards upon its determination that a participant has violated the terms of the 2018 Plan or the award agreement under which the award has been made or committed a breach of conduct (as defined in the 2018 Plan). In addition, for a period of one year following the exercise, payment or delivery of an award, the Compensation Committee may rescind the award upon its determining that the participant committed a breach of conduct (as defined in the 2018 Plan) prior to the exercise, payment or delivery of the award or within six months thereafter subject to any clawback requirements or policy of the Company as may be in effect from time to time.

Disgorgement of Awards. Any awards granted pursuant to the Plan, and any common stock issued or cash paid pursuant to an award, will be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

Transferability. Participants are not permitted to sell, assign, transfer, pledge or otherwise encumber any award granted under the 2018 Plan unless and to the extent the Compensation Committee allows a participant to designate in writing a beneficiary to exercise the award or receive payment under the Award after the participant’s death. This prohibition does not apply to such sales, assignments, transfers, pledges, or other encumbrances occurring: (1) by will or by the laws of descent and distribution or, in the Compensation Committee’s discretion, pursuant to a written beneficiary designation; (2) pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder); or (3) in the Compensation Committee’s discretion, pursuant to a gift to such optionee’s “immediate family” members directly, or indirectly by means of a trust, partnership, or limited liability company, provided that the participant may not receive consideration for such transfer of an award. However, an ISO may only be transferred according to clause (1).

Subject to the terms of the Plan and the relevant award agreement, all stock options may be exercisable only by the optionee, guardian, legal representative or beneficiary of the optionee or permitted transferee. The terms “holder” and “optionee” include any such guardian, legal representative or beneficiary or transferee. For purposes of this section, “immediate family” means, except as otherwise defined by the Compensation Committee, the optionee’s spouse, children, siblings, stepchildren, grandchildren, parents, stepparents, grandparents, in-laws and persons related by legal adoption. Such transferees may transfer an award only by will or by the laws of descent and distribution.

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Code Section 409A. It is intended that stock options, SARs, and restricted stock awarded under the 2018 Plan not constitute a “deferral of compensation” within the meaning of Section 409A of the Code. It is further intended that performance shares and performance units granted pursuant to the 2018 Plan not constitute a “deferral of compensation” within the meaning of Section 409A of the Code excepting, however, performance shares and performance units that become vested as a result of the Compensation Committee’s waiver of payment limitations prior to the end of the applicable performance period. It is also intended that stock units awarded pursuant to the 2018 Plan, and performance units and performance shares that are or become vested as a result of the Compensation Committee’s waiver of payment limitations prior to the end of the applicable performance period, satisfy the requirements of Sections 409A(2) through (a)(4) of the Code in all material respects. Finally, notwithstanding other provisions of the Plan, or any applicable award agreement, no Award may be granted, deferred, accelerated, extended, paid out or modified under the Plan in a manner that would result in the imposition of an additional tax upon a participant under Section 409A of the Code. The Plan will be interpreted for all purposes and operated to the extent necessary to comply with the intent expressed in this paragraph.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

The following is a brief and general summary of the federal income tax consequences of transactions under the 2018 Plan based on federal income tax laws in effect on January 1, 2018. The summary does not purport to be complete and does not address the tax consequences of a participant’s death or the state, local and foreign tax laws that may also be applicable to awards and transactions involving awards.

Stock Options. Stock options granted under the 2018 Plan may be either “Incentive Stock Options,” as defined in Section 422 of the Code, or Nonqualified Stock Options.

  Incentive Stock Options. Incentive Stock Options granted under the 2018 Plan will be subject to the applicable provisions of the Code, including Code section 422. If shares of our common stock are issued to an optionee upon the exercise of an ISO, and if no “disqualifying disposition” of the shares is made by the optionee within one year after the exercise of the ISO or within two years after the date the ISO was granted, then (i) no income will be recognized by the optionee at the time of the grant of the ISO, (ii) no income, for regular tax purposes, will be realized by the optionee at the date of exercise, (iii) upon the sale of the shares of the common stock acquired by exercise of the ISO, any amount realized in excess of the option price will be taxed to the optionee, for regular tax purposes, as a capital gain (at varying rates depending upon the optionee’s holding period in the shares and income level) and any loss sustained will be a capital loss, and (iv) no deduction will be allowed to the Company for federal income tax purposes. If a “disqualifying disposition” of the shares is made, the optionee will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares purchased at the time of exercise over the exercise price (the “bargain purchase element”) and the Company will generally be entitled to a federal income tax deduction equal to the amount. The amount of any gain in excess of the bargain purchase element realized upon a “disqualifying disposition” will be taxable as capital gain to the holder (at varying rates depending upon the holder’s holding period in the shares and income level), for which the Company will not be entitled to a federal income tax deduction. Upon exercise of an ISO, the optionee may be subject to alternative minimum tax.
  Nonqualified Stock Options. With respect to nonqualified stock options: (i) no income is recognized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is recognized by the optionee in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise, and, except as described under the section entitled “Section 162(m) Limit” below, the Company is entitled to a tax deduction in the same amount; and (iii) at disposition, any gain or loss is treated as capital gain or loss. In the case of an optionee who is also an employee, any income recognized upon exercise of a nonqualified stock option will constitute wages for which withholding will be required.

Stock Appreciation Rights. No income will be recognized by a recipient in connection with the grant of a SAR. When a SAR is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any of our common stock received on the exercise. In the case of a recipient who is also an employee, any income recognized upon exercise of a SAR will constitute wages for which withholding will be required. The Company will be entitled to a tax deduction at the same time and in the same amount, except as described under the section entitled “Section 162(m) Limit” below. If the optionee receives common stock upon the exercise of a SAR, any gain or loss on the sale of the stock will be treated in the same manner as discussed above under “nonqualified stock options.”

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Restricted Stock. A recipient will not realize taxable income at the time of grant of a restricted stock award, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. Upon the vesting of shares of our common stock subject to an award, the recipient will realize ordinary income in an amount equal to the excess of the fair market value of the shares at that time over the amount paid by the recipient, if any. The Company will be entitled to a deduction equal to the amount of ordinary income realized by the recipient in the taxable year in which the amount is included in the recipient’s income, except as described under the section entitled “Section 162(m) Limit” below. Dividends paid to the recipient during the restriction period will be taxable as compensation income to the recipient at the time paid and will be deductible at that time by the Company, except as described under the section entitled “Section 162(m) Limit” below. The recipient of a restricted stock award may, by filing an election with the Internal Revenue Service within 30 days of the date of grant of the restricted stock award, elect to be taxed at the time of grant of the award on the excess of the then fair market value of the shares of our common stock over the amount paid by the recipient, if any, in which case (1) the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the recipient in the taxable year in which the amount is included in the recipient’s income, except as described under the section entitled “Section 162(m) Limit” below, (2) dividends paid to the recipient during the restriction period will be taxable as dividends to the recipient and not deductible by the Company, and (3) there will be no further tax consequences to either the recipient or the Company when the restrictions lapse. In the case of a recipient who is also an employee, any amount included in income will constitute wages for which withholding will be required.

Stock Units, Performance Units, and Performance Shares. An employee who is awarded one or more stock units, performance units and/or performance shares will not recognize income and the Company will not be allowed a deduction at the time the award is made. When an employee receives payment for the awards in cash or shares of our common stock, the amount of the cash and the fair market value of the shares of our common stock received will be ordinary income to the employee and will be allowed as a deduction for federal income tax purposes to the Company, except as described under the section entitled “Section 162(m) Limit” below. If the receipt of payment is deferred, as allowable under the 2018 Plan and as may be permitted by the Compensation Committee, then the recipient will realize, in the year when paid, ordinary income equal to the amount of the cash received or the fair market value of any shares issued or transferred, determined as of the date of delivery or transfer. The Company will be entitled to a deduction equal in amount to the ordinary income realized by the recipient in the year paid, except as described under the section entitled “Section 162(m) Limit” below. In the case of a recipient who is an employee, any amount included in income will constitute wages for which withholding will be required.

Section 162(m) Limit. Code Section 162(m) generally disallows a tax deduction to public corporations for compensation in excess of $1 million paid for any fiscal year to “covered employees,” a term which includes the chief executive officer, the chief financial officer, the three highest compensated officers other than these two individuals, and anyone who was a “covered employee” for any preceding taxable year beginning after December 31, 2016. Prior to the enactment of the Tax Cuts and Jobs Act, there was an exception to this limitation for certain performance-based compensation. As a result of the Tax Cuts and Jobs Act, that exception is no longer available, and therefore, any compensation that becomes payable under the Plan to “covered employees” may be subject to that limitation.

Income Tax Withholding. Upon an employee’s realization of income from an award, the Company is generally obligated to withhold against the employee’s federal and state income and employment tax liability. Payment of the withholding obligation can be made from other amounts due from the Company to the award recipient or with shares of our common stock owned by the recipient. If the recipient elects to tender shares of our common stock or to reduce the number of shares the recipient is otherwise entitled to receive to satisfy the withholding obligation, then the shares tendered or reduced will be treated as having been sold to the Company.

Capital Gains. Generally, net capital gain (net long-term capital gain minus net short-term capital loss) is generally taxed at a maximum rate of 15%, with a 20% rate applying to certain high-income individuals.

New Plan Benefits. No awards have been made under the 2018 Plan pending stockholder approval. Awards for which benefits that may be paid under the 2018 Plan are made at the discretion of the Compensation Committee, subject to the maximum plan and maximum individual limitations described above. In addition, the actual benefits that will be paid under the 2018 Plan will depend upon a number of factors, including the market value of our common stock on future dates and, in the case of performance units, performance shares and restricted stock with vesting based on the achievement of one or more performance goals, actual performance of the Company (both absolutely and, in some cases, as measured against the performance of peer companies), and decisions made by recipients. Since these factors are not known at this time, the benefits or amounts to be paid under the 2018 Plan, and the market value of the awards, are not yet determinable. In addition, because of these unknown variables, it is not possible to determine any other benefits that might be received by recipients under the 2018 Plan.

Effective Date. If approved by the stockholders, the 2018 Plan will be effective as of the date of approval.

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As of December 31, 2017, the number of stock options and restricted common stock outstanding under our equity compensation plans, the weighted average exercise price of outstanding stock options and restricted common stock and the number of securities remaining available for issuance were as follows:

Plan category	Number of securities to be issued upon exercise of outstanding options, restricted common stock, warrants and rights (a)	Weighted average exercise price of outstanding options, restricted common stock, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,592,574	$38.86	4,903,395
Equity compensation plans not approved by security holders
Total	1,592,574	$38.86	4,903,395

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Security Ownership of
Certain Beneficial Owners
and Management

The following table sets forth, as of February 15, 2018, certain information regarding beneficial ownership of common stock by those persons and entities that are known to the Company as beneficially owning more than five percent of the Company’s common stock.

Name and Address of Beneficial Owner	Number of Shares	Percent of Class
The Vanguard Group	21,222,259(a)	10.06%
100 Vanguard Blvd.
Malvern, PA 19355
BlackRock, Inc.	17,343,810(b)	8.2%
55 East 52nd Street New York, NY 10055
Boston Partners	11,657,580(c)	5.53%
One Beacon Street
30th Floor
Capital Research Global Investors	11,250,679(d)	5.3%
333 South Hope Street
Los Angeles, CA 90071

a.	Pursuant to a Schedule 13G/A dated January 10, 2018 on behalf of The Vanguard Group indicating that it had sole voting power for 282,967 shares, sole dispositive power for 20,898,000 shares, shared dispositive power for 324,259 shares, and shared voting power for 45,308 shares.
b.	Pursuant to a Schedule 13G/A dated February 2, 2018 on behalf of BlackRock, Inc., indicating that it had sole voting power for 14,636,217 shares and sole dispositive power for 17,343,810 shares.

c.	Pursuant to a Schedule 13G dated February 13, 2018 on behalf of Boston Partners indicating that it had sole voting power for 10,556,044 shares, sole dispositive power for 11,657,580 shares and shared voting power for 24,525 shares.
d.	Pursuant to a Schedule 13G/A dated February 14, 2018 on behalf of Capital Research Global Investors indicating that it had sole voting power for 11,250,679 shares and sole dispositive power for 11,250,679 shares.

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The following table sets forth, as of March 1, 2018, certain information regarding the beneficial ownership of common stock by each person who was a director of the Company at December 31, 2017, each nominee for election as a director, each executive officer named in the Summary Compensation Table, and the directors and executive officers of the Company as a group.

Name of Beneficial Owner(a)	Amount and Nature of Stock Ownership(b)	Percent of Class
James R. Verrier	460,141	*
Ronald T. Hundzinski	172,113	*
Tonit M. Calaway	45,418	*
John J. Gasparovic	79,179	*
Frederic B. Lissalde	100,902	*
Jan Carlson	14,790	*
Dennis C. Cuneo(c)	23,485	*
Michael S. Hanley	3,019	*
Roger A. Krone	3,019	*
John R. McKernan, Jr.	26,265	*
Alexis P. Michas	75,863	*
Vicki L. Sato	9,993	*
Richard O. Schaum	50,373	*
Thomas T. Stallkamp(d)	49,685	*
All directors and executive officers of the Company (22 persons)	1,558,991	*

* Represents less than one percent.

(a)	For purposes of the above table, the address for each named person is 3850 Hamlin Road, Auburn Hills, Michigan 48326.
(b)	Includes all shares with respect to which each officer or director directly, or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares the power to vote or to direct voting of such shares or to dispose or to direct the disposition of such shares.
(c)	Includes 10,000 shares held by The DCC Trust.
(d)	Includes 30,984 shares held by a spousal lifetime access trust, for which Mr. Stallkamp’s wife is trustee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of the Company’s common stock. Such officers, directors and persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file with the SEC.

Based on information provided to the Company by each director and executive officer, the Company believes all such reports required to be filed in 2017 were timely.

CODE OF ETHICS

The Company has long maintained a Code of Ethical Conduct, updated from time to time, which is applicable to all directors, officers and employees of the Company. In addition, the Company has adopted a Code of Ethics for CEO and Senior Financial Officers which applies to the Company’s CEO, CFO, Treasurer and Controller. Each of these codes is posted on the Company’s website at www.borgwarner.com.

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Proposal 5 – Amendment of the Company’s Restated Certificate of Incorporation to provide for removal of Directors without cause

The Board is submitting for stockholder approval a proposal to amend our Certificate to provide for removal of Directors with or without cause. We refer to this as Proposal 5. Our Board has unanimously recommended that stockholders vote in favor of Proposal 5, an amendment to Article V, Section 6 of the Certificate.

Article V, Section 4 of our Restated Certificate of Incorporation (“Certificate”) currently provides that any director may be removed at any annual or special meeting only for cause and only upon the affirmative vote of the holders of a majority of the voting power of the outstanding voting stock. Approval of this amendment would provide that directors may be removed with or without cause by the affirmative vote of the holders of a majority of the voting power of the outstanding voting stock, consistent with Delaware law as articulated in recent decisions by the Delaware Court of Chancery.

On June 9, 2017 the Board approved an amendment to our bylaws, which provides that any director may be removed, with or without cause, at any annual or special meeting, upon the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of our voting stock. In addition, our Board resolved that, until such time as corresponding amendments are made to our Certificate, the Company will comply with the bylaws, as amended, and not attempt to enforce the “only for cause” removal provision of the Certificate.

Amendment to the Certificate to Provide that Directors May Be Removed Without Cause

In order to align the Certificate with the Company’s By-laws and Delaware law as articulated in recent decisions by the Delaware Court of Chancery, our Board has approved and declares advisable, an amendment to our Certificate to provide for removal of directors with or without cause by removing the “only for cause” restriction from Article V, Section 4 of the Certificate. The proposed amendment reflects Delaware law as articulated by the Delaware Court of Chancery and eliminates the conflict between the Certificate and our By-laws. The proposed amendment to our Certificate is set forth in Appendix B to this proxy statement with deletions indicated by strikeouts and additions indicated by underlining.

If this Proposal 5 is approved by the requisite vote, the amendment will become effective on the date the filing is accepted by the Delaware Secretary of State or at such later date as stated in the filing.

Required Vote and Recommendation

If a quorum is present, this Proposal 5 will be approved by the affirmative vote of the holders of a majority of the voting power of the then outstanding voting stock. Abstentions and broker non-votes also will have the effect of negative votes. If this Proposal 5 is not approved by the requisite vote, the proposed amendments to Article V, Section 4 of our Certificate will not be implemented and our directors may only be removed for cause.

There are no appraisal or similar rights of dissenters under Delaware law with respect to the amendment to our Certificate.

RECOMMENDATION
Your Board of Directors recommends a vote “FOR” the amendment to provide for removal of directors without cause.

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Proposal 6 – Amendment of the Company's Restated Certificate of Incorporation to allow stockholders to act by written consent

The Board is submitting for stockholder approval a proposal to amend our Certificate to allow stockholders to act by written consent. We refer to this as Proposal 6. Our Board has recommended that stockholders vote in favor of Proposal 6, an amendment to Article VII, Section 1 of the Certificate.

At our 2017 annual meeting, we received a stockholder proposal requesting that the Board take the necessary steps to allow stockholders to act by written consent. The stockholder proposal was approved by 57.86% of the shares present and entitled to vote on the proposal, which constituted 49.52% of our shares outstanding.

As part of our ongoing engagement efforts and in response to the vote, following the 2017 annual meeting, we engaged stockholders representing 27% of our shares outstanding and sought their feedback on a stockholder right to act by written consent. Many of these stockholders expressed the view that the right to act by written consent was unnecessary in light of our existing stockholder rights, including the right to call special meetings, which some of our largest stockholders prefer to written consent rights. Many also expressed concerns that the written consent process could be subject to abuse absent adequate procedural safeguards, or were otherwise supportive of reasonable safeguards to prevent abuse while also making the right usable under the appropriate circumstances.

After careful consideration of the feedback we heard from our stockholders, the Board is proposing an amendment to our Certificate permitting stockholders to act by written consent if stockholders holding at least 20% of our outstanding shares deliver a valid request for the Board to set a record date to determine the stockholders entitled to act by written consent. The Board determined to set the threshold to request a record date for action by written consent at 20% of our outstanding shares to be responsive to feedback we heard from our stockholders and to match the current 20% threshold that is required for stockholders to call a special meeting.

To address the concerns raised by some stockholders, which the Board shares, the Board has proposed including the following procedural and other safeguards to ensure fairness and transparency in the process for all our stockholders:

•	To ensure that stockholders who have limited support for the action being proposed do not cause BorgWarner to incur unnecessary expense or disruption caused by a written consent solicitation, the proposed amendment requires that stockholders seeking to act by written consent must own, individually or in the aggregate, at least 20% of our outstanding shares to request that the Board set a record date to determine the stockholders entitled to act by written consent. This is the same ownership threshold as is required for our stockholders to call a special meeting. The Board believes that the threshold for setting a record date to act by written consent and calling a special meeting should be the same so there is no advantage to proceeding in one way versus the other. The Board believes the 20% threshold strikes an appropriate balance between enhancing the ability of stockholders to initiate stockholder action that is not recommended by the Board and limiting the risk of subjecting stockholders to numerous special meeting requests or written consent solicitations that may only be relevant to particular constituencies. In the course of our engagement with stockholders concerning written consent, many stockholders expressed support for setting the threshold at 20%.

•	To protect against stockholder disenfranchisement, written consents must be solicited from all stockholders in accordance with Regulation 14A of the Exchange Act, ensuring that a written consent solicitation statement is publicly filed and giving each stockholder the right to consider and act on a proposal. This protection would also eliminate the possibility that a small group of stockholders could act without a public and transparent discussion of the merits of any proposed action and without input from all stockholders.

•	To provide transparency, stockholders requesting action by written consent must provide BorgWarner with the same information currently required of any BorgWarner stockholder seeking to nominate directors or propose action at a meeting.

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•	To provide the Board with a reasonable timeframe to properly evaluate and respond to a stockholder request, the proposed amendment requires that the Board must act, with respect to a valid request, to set a record date by the later of (i) 20 days after delivery of a valid request to set a record date and (ii) five days after delivery by the stockholder(s) of any information requested by BorgWarner to determine the validity of the request for a record date or to determine whether the action to which the request relates may be effected by written consent. The record date must be no more than ten days after the Board action to set a record date. Should the Board fail to set a record date by the required date, the record date will be the first date after the expiration of the ten day period on which a signed stockholder written consent is delivered to BorgWarner.

•	To ensure that stockholders have sufficient time to consider the proposal, as well as to provide the Board the opportunity to present its views regarding the proposed action, delivery of executed consents cannot begin until 60 days after the valid delivery of a request to set a record date.

•	To ensure that the written consent is in compliance with applicable laws and is not duplicative, the written consent process would not be available in a limited number of circumstances, including:
(i) for matters that are not a proper subject for stockholder action, (ii) if the record date request was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law,
(iii) if the request to set a record date is delivered to BorgWarner during the period beginning 90 days prior to the first anniversary of the date of the most recent annual meeting and ending on the earlier of the date of the next annual meeting and 30 days after the first anniversary of the most recent annual meeting,
(iv) if an annual or special meeting of stockholders that included an item of business identical or substantially similar to the proposed action was held within 12 months before BorgWarner received the request for a record date, (v) if an identical or substantially similar item consisting of the election or removal of directors was presented at an annual or special meeting of stockholders held within 90 days before BorgWarner received the request for a record date, or (vi) if an identical or substantially similar item is included in our notice for a meeting of stockholders that has been called but not yet held, or will be included in the notice for a meeting to be called within 40 days after the date BorgWarner received the request for a record date.

This summary of the proposed amendment is qualified in its entirety by reference to the text of the proposed amendment attached in Appendix C to this Proxy Statement, with deletions indicated by strike outs and additions indicated by underlining.

Required Vote and Recommendation

In accordance with Delaware law, our Board has approved and declared advisable the proposed amendment and is recommending it to stockholders for approval. Under our Certificate and Delaware law, approval of Proposal 6 will require the affirmative vote of at least 50% of our outstanding shares of common stock. Abstentions and broker non-votes will have the effect of votes against the proposal.

If this Proposal 6 is approved by stockholders, BorgWarner will file with the Delaware Secretary of State the amendment set forth in Appendix C, which will become effective on the date the filing is accepted by the Delaware Secretary of State or at such later date stated in the filing. If Proposal 6 is not approved by the requisite vote, the proposed amendments to Article VII, Section 1 of our Certificate will not be implemented and BorgWarner's current prohibition on stockholder action by written consent will remain.

RECOMMENDATION
Your Board of Directors recommends a vote “FOR” the amendment to allow stockholders to act by written consent.

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Proposal 7

Vote on Stockholder Proposal to Proxy Access Provision

We have been advised that a stockholder, John Chevedden, intends to present the following stockholder proposal at our Annual Meeting. We will furnish the address and share ownership of the proponent promptly upon written or oral request. The proposal will be voted on at the Annual Meeting if the proponent or a qualified representative is present at the meeting and submits the proposal for a vote. The text of the proposal and the supporting statement appear below exactly as received by us. The proposal may contain assertions about the Company or other matters that the Company believes are incorrect, but the Company has not attempted to refute all of those assertions. The Company disclaims responsibility for the accuracy and content of the proposal and supporting statement. Following the proposal are the Company’s reasons for opposing the proposal.

Proposal [7] – Enhanced Shareholder Proxy Access

RESOLVED: Stockholders ask the board of directors to amend its proxy access bylaw provisions and any associated documents, to include the following changes for the purpose of decreasing the average amount of Company common stock the average member of a nominating group would be required to hold for 3-years to satisfy the aggregate ownership requirements to form a nominating group and to increase the possible number of proxy access director candidates:

No limitation shall be placed on the number of stockholders that can aggregate their shares to achieve the 3% of common stock required to nominate directors under our Company's proxy access provisions.

The number of shareholder-nominated candidates eligible to appear in proxy materials will not be less than 2 when our board has less than 12 members. The number of shareholder-nominated candidates eligible to appear in proxy materials will not be less than 3 when our board has more than 12 members.

Even if the 20 largest public pension funds were able to aggregate their shares, they would not meet the current 3% criteria for a continuous 3-years at most companies according to the Council of Institutional Investors. This proposal addresses the ironic situation that our company now has with proxy access potentially for only the largest shareholders who are the least likely shareholders to make use of it.

This proposal could receive a substantial vote. Two shareholder proposals each received more than 60%-support at BorgWarner in 2016 and 2017.

If shareholders had a more potent version of proxy access, perhaps our board would seek on its own to improve the quality of its members. For instance our Chairman Alexis Michas had 24-years of long-tenure. Long-tenure can impair the independence of a director no matter how well qualified. And independence may be the most important qualification for the Chairman.

It was reported that Ernest Novak had 14-years long-tenure and yet owned no BWA stock. Jan Carlson received 10-times as many no-votes as Michael Hanley and 3 other directors.

Please vote to improve the corporate governance of our company

Enhanced Shareholder Proxy Access - Proposal [7]

Our Recommendation and Response

The Board recommends that stockholders vote against this proposal. The Company’s current proxy access bylaw, which reflects feedback received from stockholders during extensive engagement and an improved understanding of stockholders’ viewpoints, strikes an appropriate balance between the benefits and risks of proxy access. The proposal, on the other hand, seeks the adoption of provisions that would unnecessarily disrupt that balance.

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On February 10, 2016 the Company’s Board adopted a proxy access bylaw. That bylaw set a qualifying ownership threshold at 5%, limited the number of stockholder nominees who could appear in the proxy statement and restricted the number of stockholders who could act together to 10.

In response to the stockholder vote on an earlier proxy access shareholder proposal and direct feedback from stockholders, on July 26, 2016, the Board amended certain provisions of the proxy access bylaw to reflect evolving stockholder viewpoints and emerging best practices, including:

•	Reduce the qualifying ownership threshold from 5% to 3% of the Company’s outstanding shares of common stock;
•	Provide that the number of stockholder nominees could be at least 2 or 20% if that number is greater; and
•	Increase the number of stockholders who could aggregate their shares to meet the 3% ownership threshold from 10 to 25.

In October 2016, Management and the Board further validated our proxy access provisions in follow-up meetings with stockholders representing approximately 50% of the outstanding shares.

The Company’s proxy access provisions are mainstream.

The proxy access provisions adopted by the Board are in line with, or better than, market-standard terms and conditions. According to a review, dated February 1, 2018, of proxy access provisions released by Sidley Austin LLP, proxy access provisions adopted since January 1, 2015 share the following characteristics:

•	98% include an aggregation limit on the number of stockholders who may act together to reach the minimum ownership and duration thresholds – with 92% limiting that number to 20.
•	87% include a limit on the number of proxy access nominees -- greater of two nominees or 20% of the Board or, more strictly, 20% of the Board.

The requested changes are unnecessary and could result in excessive administrative burden and expense for the Company.

Aggregation Limit: The Company’s proxy access bylaw permits groups of up to 25 stockholders to aggregate their shares to reach the required 3% ownership threshold (with a group of investment funds under common management and investment control counting as a single stockholder). This proposal seeks to remove that limitation.

The Board believes that a reasonable limitation on aggregation should be maintained to control the administrative burden and costs for the Company, given the broad solicitation that would be required and the practical difficulties of coordinating a larger number of stockholders. In the absence of a reasonable limitation on the number of stockholders in a group participating in a proxy access nomination, the Company could be required to make burdensome and time-consuming inquiries into the nature and duration of the share ownership of a large number of individuals in order to verify their share ownership and confirm eligibility for the proxy access rights. This administrative burden could distract our employees, create excessive, unnecessary expense, and impede the exercise of proxy access rights by other stockholders. The Board sought to strike a reasonable and informed balance, including based on stockholder input, when setting the aggregation limit at 25.

In addition to taking into account the views of the Company’s stockholders, the 25-stockholder aggregation limit reflects the demographics of its stockholder base and there are multiple ways in which stockholders can combine their share ownership to reach 3%. As of February 15, 2018, each of the Company's four largest stockholders owned in excess of 3% of the Company's outstanding shares (held continuously for 3 years), and owned approximately 25% in the aggregate. The Company’s top 25 stockholders held approximately 52% of the outstanding shares, and 22 of those 25 have held the shares for at least 3 years.

Number of Proxy Access Nominees: The Company’s proxy access bylaw permits director nominees of up to 20% of the Board, or a minimum of two, regardless of the size of the Board. The Company adopted this provision with significant input from stockholders. The Company believes that its approach compares favorably with the Proponent’s in that the Proponent would cap the total number of stockholder nominees at three, while the Company’s current proxy access bylaw is flexible and accommodates changes in the size of the Board. Under the Company’s approach, the maximum number of stockholder nominees will not exceed the greater of (i) two or (ii) 20% of the number of directors in office or, if such amount is not a whole number, the closest whole number below 20%.

The Company has strong corporate governance practices, in addition to proxy access, which help ensure that the Board is held accountable and provides stockholders with access to the Board.

In addition to proxy access, the Board has taken a number of other steps to enhance corporate governance. Those include:

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•	A robust, ongoing stockholder engagement program;
•	Annual elections of all Directors;
•	A majority vote standard in uncontested elections;
•	An independent Non-Executive Chairman;
•	A thoughtful approach to Board composition and refreshment;
•	Annual Director and Board evaluations;
•	A limit of four on the number of public company boards on which Directors may serve;
•	Stockholders’ right to call a special meeting; and
•	Stockholders’ right to act by written consent (if proposal 6 is approved).

RECOMMENDATION
Your Board of Directors recommends a vote “AGAINST” the stockholder proposal on revision of proxy access.

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Other Information

The Company is not aware of any business to come before this Annual Meeting other than the matters described in this proxy statement. However, if any other matters should properly come before this meeting, votes pursuant to the proxy will be cast thereon in accordance with the discretion of the persons named in the accompanying proxy.

Expenses of Solicitation

The cost of solicitation of proxies will be borne by the Company. In addition to solicitation of proxies through the internet and by use of the mails, proxies may be solicited by directors, officers and regularly engaged employees of the Company. None of these directors, officers or employees will receive any extra compensation for doing this. We have also retained Alliance Advisors L.L.C. to assist us in soliciting proxies for a fee of $10,000 plus reasonable out-of-pocket expenses. Brokers, nominees and other similar record holders will be requested to forward solicitation material and will be reimbursed by the Company upon request for their reasonable out-of-pocket expenses.

Stockholder Proposals

Stockholder proposals that are intended to be presented at the 2019 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received by the Company on or before November 16, 2018, for inclusion in the proxy statement relating to that meeting.

A stockholder who intends to present business, including the election of a director, at the 2019 Annual Meeting of Stockholders other than pursuant to Rule 14a-8, must comply with the requirements set forth in the Company's By-laws. Among other things, under the Company's By-laws to bring business before an Annual Meeting a stockholder must give written notice to the Secretary of the Company not less than 90 days and not more than 120 days prior to the first anniversary of the preceding year's Annual Meeting. Therefore, for stockholder proposals to be presented other than pursuant to Rule 14a-8, the Company must receive notice no sooner than December 26, 2018, and no later than January 25, 2019. The notice should contain (a) as to each person whom the stockholder proposes to nominate for election as director, all information that is required to be disclosed in solicitations of proxies for election of directors under the securities laws, including the person's written consent to serve as a director if elected, and (b) as to any other business: the reason for conducting such business; any material interest in such business the stockholder has; the name and address of the stockholder proposing such business as it appears in the Company's books; and the number of shares of the Company that are beneficially owned by the stockholder. Stockholders should consult the Company's Amended and Restated By-laws to ensure that all of the specific requirements of such notice are met.

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Available Information on Corporate Governance and SEC Filings

Through its website (www.borgwarner.com), the Company makes available, free of charge, the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, all amendments to those reports, and other filings with the SEC, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The Company also makes the following documents available on its website: the Audit Committee Charter; the Compensation Committee Charter; the Corporate Governance Committee Charter; the Company's Corporate Governance Guidelines; the Company's Code of Ethical Conduct; and the Company's Code of Ethics for CEO and Senior Financial Officers. You may also obtain a copy of any of the foregoing documents, free of charge, if you submit a written request to Investor Relations, 3850 Hamlin Road, Auburn Hills, Michigan 48326.

No person is authorized to give any information, or make any representation, other than that contained in this proxy statement, and if given or made, such information may not be relied upon as having been authorized.

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Appendix a

BORGWARNER INC.
2018 STOCK INCENTIVE PLAn

SECTION 1.      Purpose and Effective Date.

1.1              Purpose. The purpose of the Plan is to give the Company a significant advantage in attracting, retaining and motivating officers, employees and directors and to provide the Company, its subsidiaries and its Affiliates with the ability to provide incentives more directly linked to the profitability of the Company’s businesses and increases in stockholder value.

1.2              Effective Date. The Plan will become effective, and Awards may be granted under the Plan, on and after the date the Company’s stockholders approve the Plan (the “Effective Date”). The Plan will terminate as provided in Section 16.1. Upon the Effective Date, the Prior Plan will terminate and no new awards will be granted under the Prior Plan, although awards previously granted under the Prior Plan and still outstanding will continue to be subject to all the terms and conditions of the Prior Plan.

SECTION 2.      Definitions.

For purposes of the Plan, the following terms are defined as set forth below:

2.1              “Affiliate” means a corporation or other entity controlled by the Company and designated by the Committee as such.

2.2              “Award” means a Stock Appreciation Right, Stock Option, Restricted Stock, Stock Unit, Performance Unit, Performance Share or Cash Incentive Award granted pursuant to the Plan.

2.3              “Award Agreement” means a written agreement or notice memorializing the terms and conditions of an Award.

2.4              “Board” means the Board of Directors of the Company.

2.5              “Breach of Conduct” means, for purposes of the Plan, any of the following:

(a)           actions by the participant resulting in the termination of the participant’s employment with the Company or any Affiliate for Cause,

(b)           the participant’s violation of the Company’s Code of Ethical Conduct where such business standards have been distributed or made available to the participant,

(c)            the participant’s unauthorized disclosure to a third party of confidential information, intellectual property, or proprietary business practices, processes, or methods of the Company; or willful failure to protect the Company’s confidential information, intellectual property, proprietary business practices, processes, or methods from unauthorized disclosure, or

(d)           the participant’s soliciting, inducing, or attempting to induce employees of the Company and its Affiliates to terminate their employment with the Company or an Affiliate.

2.6              “Cash Incentive Award” means the right granted under Section 12 to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met).

2.7              “Cause” means:

(a)           the participant’s conviction of, or entering a guilty plea, no contest plea or nolo contendre plea to any felony or to any crime involving dishonesty or moral turpitude under Federal law or the law of the state in which such action occurred,

(b)           dishonesty in the course of fulfilling the participant’s employment duties, or

(c)            willful and deliberate failure on the part of the participant to perform his employment duties in any material respect.

2.8              “CEO” means the chief executive officer of the Company or any successor corporation.

2.9              “Change in Control” has the meaning set forth in Section 15.2.

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2.10          “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto. Any reference to a section of the Code shall include all the rules and regulations promulgated thereunder.

2.11          “Commission” means the Securities and Exchange Commission or any successor agency.

2.12          “Committee” means the Committee referred to in Section 3.1.

2.13          “Company” means BorgWarner Inc., a Delaware corporation.

2.14          “Disability” means that the participant:

(a)           is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

(b)           is, by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident or health plan covering the Company’s employees, or

(c)            is determined to be permanently disabled by the Social Security Administration.

“Disability” shall be determined by the plan administrator of the RSP under the disability claims procedures of the RSP but applying the foregoing definition of “Disability.”

2.15          “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto. Any reference to a section of the Exchange Act shall include all the rules and regulations promulgated thereunder.

2.16          “Fair Market Value” means, per Share on a particular date, (i) if the Shares are listed on a national securities exchange, the last sales price on that date on the national securities exchange on which the Shares are then listed (including without limitation, the New York Stock Exchange or the NASDAQ Stock Market), as reported on the composite tape or other reporting system of such exchange, or if no sales of Shares occur on such exchange on such date, then on the last preceding date on which there was a sale on such exchange; or (ii) if the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on that date, or on the last preceding date on which there was a sale of Shares on that market; or (iii) if the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Committee, in its sole discretion.

2.17          “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.18          “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

2.19          “Performance Goals” means a target or targets of performance (which may be objective or subjective) as established by the Committee in its sole discretion. A Performance Goal may include a threshold level of performance below which no payout or vesting will occur, target levels of performance at which a full payout or full vesting will occur, and/or a maximum level of performance at which a specified additional payout or vesting will occur.

2.20          “Performance Period” means the period of one year or longer established by the Committee in connection with the grant of an Award for which the Committee has established Performance Goals.

2.21          “Performance Unit” means an Award granted under Section 10, the value of which is expressed in terms of cash or in property other than Stock.

2.22          “Performance Share” means an Award granted under Section 11, the value of which is expressed in terms of, or valued by reference to, a Share.

2.23          “Plan” means the BorgWarner Inc. 2018 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

2.24          “Prior Plan” means the BorgWarner Inc. 2014 Stock Incentive Plan.

2.25          “Restricted Stock” means an Award granted under Section 8.

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2.26          “Restricted Stock Agreement” means an Award Agreement memorializing the terms and conditions of a grant of Restricted Stock.

2.27          “Restriction Period” means, for purposes of an Award granted under Section 8, the time or times within which such Award may be subject to forfeiture and during which the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.

2.28          “Retirement” means, the participant’s Termination of Employment with the Company and all Affiliates:

(a)           on or after the last day of the calendar month coincident with or immediately following the day on which the participant attains age 55 if the participant has been credited with at least 10 Years of Service, or

(b)           in the case of Section 8 (Restricted Stock), Section 9 (Stock Units), Section 10 (Performance Units), and Section 11 (Performance Shares) only, with the written consent of the Company that such Termination of Employment shall constitute “Retirement”.

2.29          “RSP” means the BorgWarner Inc. Retirement Savings Plan, or any successor plan thereto.

2.30          “Rule 16b-3” means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time or any successor definition adopted by the Commission.

2.31          “Share” means a share of Stock.

2.32          “Specified Employee” means a “specified employee” within the meaning of Section 409A(a)(2)(B) of the Code and using the methodology selected by the Company from time to time (including any permitted alternate means selected by the Company to identify specified employees), or if none, the default methodology provided by applicable Income Tax Regulations.

2.33          “Stock” means common stock, par value $.01 per share, of the Company.

2.34          “Stock Appreciation Right” means a right granted under Section 7.

2.35          “Stock Option” means an option granted under Section 6 to purchase Shares at a stated price for a specified period of time.

2.36          “Stock Unit” means a right granted under Section 9 to receive a Share or cash in an amount equal to the Fair Market Value of a Share sometime in the future.

2.37          “Termination of Employment” means the termination of the participant’s employment with the Company and any subsidiary or Affiliate. A participant employed by a subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the subsidiary or Affiliate ceases to be such a subsidiary or Affiliate, as the case may be, and the participant does not immediately thereafter become an employee of the Company or another subsidiary or Affiliate. In the case of a participant who is a member of the Board but not an employee of the Company or any subsidiary or Affiliate, “Termination of Employment” means the termination of the participant’s services as a member of the Board. For purposes of Section 15.1(b), a Termination of Employment“ must constitute a ”Separation from Service“ for purposes of Section 409A of the Code.

2.38          ”Year of Service“ means each twelve (12) month period of employment (or fraction of a 12-month period of employment) with the Company or any subsidiary or Affiliate, based on the participant’s aggregate elapsed time of employment. Credit toward Years of Service runs continuously beginning on the first day a participant performs an hour of service (upon initial employment or reemployment) and ending on the date of the participant’s Termination of Employment. Any period during which a participant is on an authorized leave of absence will be considered as service for determining Years of Service. If a participant is reemployed following a Termination of Employment, the participant’s Years of Service, including fractional years, credited before the Termination of Employment will be restored after the participant performs an hour of service after reemployment.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 3.      Administration.

3.1              Compensation Committee Administration. Subject to Section 3.2, the Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board, composed of not less than three (3) members of the Board, each of whom shall be appointed by and serve at the pleasure of the Board and who shall also be:

(a)           ”non-employee directors“ within the meaning of Rule 16b-3, and

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(b)           ”independent directors“ within the meaning of any applicable stock exchange rule.

3.2              Awards Granted to the Board. With respect to Awards granted to members of the Board who are not officers or employees of the Company, a subsidiary, or an Affiliate, the Plan shall be administered by the Committee subject to the approval of a majority of all members of the Board (including members of the Committee) who are ”non-employee directors“ within the meaning of Rule 16b-3 and ”independent directors“ with the meaning of any applicable stock exchange rule. With respect to such Awards, all references to the ”Committee“ contained in the Plan shall be deemed and construed to mean the Committee, the decisions of which shall be subject to the approval of a majority of such members of the Board who are both ”non-employee directors“ within the meaning of Rule 16b-3 and ”independent directors“ within the meaning of any applicable stock exchange rule.

3.3              Committee Authority. Among other things, the Committee shall have the authority, subject to the terms of the Plan:

(a)           to interpret the provisions of the Plan or any agreement covering an Award;

(b)           to select the officers, employees and directors to whom Awards may from time to time be granted;

(c)            to determine whether and to what extent Awards are to be granted hereunder and the type or types of Awards to be granted;

(d)           to determine the number of Shares to be covered by each Award granted hereunder;

(e)           to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the exercise price (subject to Section 6.3(a)), any vesting restriction or limitation and any vesting acceleration or forfeiture waiver regarding any Award and the Shares relating thereto, based on such factors as the Committee shall determine);

(f)            to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time to the extent required or permitted by the Plan or by applicable law, including but not limited to any clawback requirements or policy of the Company as may be in effect from time to time;

(g)           to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan;

(h)           to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred; and

(i)             to determine under what circumstances a Stock Option or a Stock Appreciation Right may be settled in cash or Stock under Section 6 or Section 7, respectively.

3.4              Grants by the CEO. The Committee may authorize the CEO to grant Awards pursuant to the terms of the Plan with respect to twenty thousand (20,000) Shares or fewer per individual, per year, to:

(a)           officers and employees of the Company and its subsidiaries and Affiliates who are not, at the time of grant, subject to Section 16 of the Exchange Act; and

(b)           any individual as an inducement to accept an offer of employment (including Awards to individuals who may become, upon accepting an offer of employment, officers of the Company and its subsidiaries and Affiliates who are subject to Section 16 of the Exchange Act).

Any such authorization so made shall be consistent with recommendations made by the Board’s Compensation Committee to the Board regarding non-CEO compensation, incentive-compensation plans and equity-based plans. When such authorization is so made by the Committee, the CEO shall have the authority of the Committee described in Sections 3.3(a), 3.3(b), 3.3(c), and 3.3(d) with respect to the granting of such Awards; provided, however, that the Committee may limit or qualify such authorization in any manner it deems appropriate.

3.5              Committee Actions. The Committee may act only by a majority of its members then in office, except that the members thereof may:

(a)           delegate all or a portion of the administration of the Plan to one or more officers of the Company, provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act, and

(b)           authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

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3.6              Determinations Final. Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to the Plan or any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

3.7              Indemnification. In addition to such other rights of indemnification from the Company as they may have, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except that such member is liable for negligence or misconduct in the performance of his duties; provided that within sixty days after institution of any such action, suit or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

SECTION 4.      Stock Subject To Plan; Individual Limitations.

4.1              Share Reserve. Subject to adjustment as provided herein, 7,000,000 Shares are reserved for issuance under the Plan, all of which may be issued pursuant to the exercise of Incentive Stock Options. The Stock to be delivered under the Plan may be made available from authorized but unissued Shares, treasury stock, or Shares purchased on the open market. The aggregate number of Shares reserved under this Section 4.1 shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, that may be payable with respect to the Award, as determined at the time of grant.

4.2              Replenishment of Shares. If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis), (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award, (iv) an Award that is denominated in Shares (in whole or in part) is settled in cash or (v) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under the Plan, but Shares recredited to the Plan’s reserve pursuant to clause (v) may not be issued pursuant to Incentive Stock Options. Notwithstanding the foregoing, in no event shall the following Shares be recredited to the Plan’s reserve: (x) Shares purchased by the Company using proceeds from Option exercises; (y) Shares tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement in Shares of an outstanding Stock Appreciation Right; or (z) Shares tendered or withheld to satisfy federal, state or local tax withholding obligations.

4.3              Individual Award Limits. Subject to adjustment as provided in Section 4.4, during any fiscal year of the Company, no individual may be granted:

(a)           Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Units, or Performance Shares that, in total, could result in a maximum payout on settlement of more than six hundred thousand (600,000) Shares (20,000 Shares in the case of non-employee directors), but excluding from this limitation any additional Stock Units or Shares credited to the participant as dividend equivalents on any Award or cash or stock dividends on Restricted Stock that are paid or credited to a participant as additional Restricted Stock; and

(b)           an Award or payment or payment right outside the Plan that is payable or settleable in cash (or property other than Shares) that could result in a maximum payment of more than nine million dollars ($9,000,000) ($300,000 in the case of non-employee directors), but excluding from this limitation any additional amounts paid or credited to a participant as interest or dividend equivalents on any Award.

4.4              Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock, other change in corporate structure affecting the Stock or any other event, which other event the Committee determines necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, adjust any or all of the following:

(a)           the number and type of Shares reserved for issuance and future grant under the Plan and the individual award limits under the Plan;

(b)           the exercise, purchase or grant prices with respect to any Award;

(c)            the number and type of Shares subject to outstanding Awards;

(d)           the maximum number of Shares that may be issued as ISOs set forth in Section 4.1; and

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(e)           the Performance Goals of an Award,

and in all cases subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws and rules of the stock exchange on which the Shares are then traded. Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or stock split or combination of the Shares (including a reverse stock split), if no action is taken by the Committee, adjustments contemplated by this Section that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or stock split or combination of the Shares.

However, if any adjustment results in fractions of a Share, such fractional shares shall not be issued and shall be canceled for no consideration. Notwithstanding the forgoing, no adjustment will be made to outstanding Stock Options if (i) the adjustment would cause the Stock Options to provide for a deferral of compensation subject to Section 409A of the Code (and any applicable related regulations and guidance) or (ii) in the case of Incentive Stock Options, such adjustment would cause the Plan to violate Section 422 of the Code.

If any of the transactions or events described in this Section constitutes a Change in Control or occurs subsequent to any Change in Control occurring after the Effective Date, then, subject to participants’ rights under Section 15 and the cash payment provisions of the following sentence, and unless the Committee otherwise determines prior to the first Change in Control occurring after the Effective Date, proportionate adjustments of the type described in this Section shall be made automatically such that the full economic value of the Awards to participants that are outstanding at the time of the transaction or event shall be preserved and not diminished as a result of the transaction or event. If any of the events described in this Section occur, the Committee may also (or in lieu of the adjustments described in this Section) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of the Award) in an amount determined by the Committee effective at such time as the Committee specifies (which may be the time such transaction or event is effective), but if such transaction or event constitutes a Change in Control, then (i) such payment shall be at least as favorable to the holder as the greatest amount the holder could have received in respect of such Award under Section 15, (ii) if Section 15 applies to the Award, such payment shall be allowed only to the extent Section 15(b) would allow acceleration of exercisability, vesting, issuance of shares or other payment in respect of such Award in connection with the Change in Control and (iii) from and after the Change in Control, the Committee may make such a provision only if the Committee determines that doing so is necessary to substitute, for each Share subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Shares are or will be entitled in respect of each Share pursuant to the transaction or event in accordance with the last sentence of this Section. Further, and without limitation, subject to a participant’s rights under Section 15, in the event of any such merger or similar transaction, stock dividend, stock split or combination of Shares, distribution or other event described above, whether or not constituting a Change in Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Shares are not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Committee shall substitute, on an equitable basis as the Committee determines, for each Share then subject to an Award, the number and kind of shares of stock, securities, cash or other property to which holders of Shares are or will be entitled with respect to each Share pursuant to the transaction.

SECTION 5.      Eligibility.

The Committee may grant Awards under the Plan to any of the following individuals: (i) officers and other employees of the Company, its subsidiaries and Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company, its subsidiaries and Affiliates, as determined by the Committee, (ii) any individual that the Company, a subsidiary or an Affiliate has engaged to become an officer or employee and (iii) directors of the Company.

SECTION 6.      Stock Options.

6.1              Types. Stock Options granted under the Plan may be of two types: Incentive Stock Options and Non-Qualified Stock Options, provided however, that Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

6.2              Grant. The Committee shall have the authority to grant participants Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). The grant of a Stock Option shall be evidenced by an Award Agreement, which shall be delivered to the optionee and indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to receive a grant of a Stock Option, determines the number of Shares to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option.

6.3              Option Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions and any additional terms and conditions as the Committee shall deem desirable:

(a)           Exercise Price. The exercise price per Share purchasable under a Stock Option shall be determined by the Committee and set forth in the Award Agreement, provided that the exercise price shall never be less than the Fair Market Value of the Shares subject to the Stock Option on the date of grant.

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(b)           Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date of grant.

(c)            Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

6.4              Exercise. Stock Options may be exercised by following the procedures the Committee establishes from time to time. The exercise price shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) at the time of exercise or, if and to the extent set forth in the Award Agreement, may also be paid by one or more of the following:

(a)           in the form of unrestricted Stock already owned by the optionee having a Fair Market Value on the date of exercise equal to the exercise price; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares may be authorized only at the time the Stock Option is granted;

(b)           by requesting that the Company withhold from the number of Shares otherwise issuable upon exercise of the Stock Option that number of shares having an aggregate Fair Market Value on the date of exercise equal to the exercise price for all of the Shares subject to such exercise; or

(c)            by a combination thereof, in each case in the manner provided in the Award Agreement.

In the discretion of the Committee and if not prohibited by law, payment for any Shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Company or its agent, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

6.5              Rights as a Stockholder. No Shares shall be issued until full payment of the option exercise price has been made. An optionee shall have all of the rights of a stockholder of the Company holding the Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends) when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 18.3, but shall have no rights of a stockholder of the Company prior to such notice of exercise, full payment, and if requested providing the representation described in Section 18.3.

6.6              Cash Out. On receipt of a notice of exercise of a Stock Option, the Committee may elect to cash out all or part of the portion of the Shares for which a Stock Option is being exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Shares over the exercise price times the number of Shares for which the Option is being exercised on the effective date of such cash out.

SECTION 7.      Stock Appreciation Rights.

7.1              Grant. Stock Appreciation Rights may be granted as Awards under the Plan and may be granted alone or in addition to other Awards under the Plan. Each grant of a Stock Appreciation Right shall be confirmed by, and be subject to the terms of, an Award Agreement.

7.2              Stock Appreciation Rights Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(a)           A Stock Appreciation Right shall be exercisable as determined by the Committee and specified in the Award Agreement, but in no event after ten years from the date of grant. A Stock Appreciation Right may be exercised by giving written notice of exercise to the Company or its designated agent specifying the number of Shares as to which Stock Appreciation Right is being exercised.

(b)           The base price of a Stock Appreciation Right shall not be less than the Fair Market Value of a Share on date of grant.

(c)            Upon the exercise of a Stock Appreciation Right, a participant shall be entitled to receive an amount in cash, Shares, or a combination thereof, as determined by the Committee in its discretion, equal to the product of (i) the difference between the base price of the Stock Appreciation Right and the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right, and (ii) the number of Shares as to which such Stock Appreciation Right shall have been exercised.

7.3              No Rights as a Stockholder. In the case of any Stock Appreciation Right providing for, or in which the Committee has determined to make, payment in whole or in part in Stock, the holder thereof shall have no rights of a stockholder of the Company prior

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to the proper exercise of such Stock Appreciation Right, and if requested, prior to providing the representation described in Section 18.3, and the issuance of Stock in respect thereof.

SECTION 8.      Restricted Stock.

8.1              Grant. The Committee shall determine the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any participant, the Restriction Period and any other terms and conditions of the Awards. Each grant of Restricted Stock shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement.

The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance measures of the participant or of the Company or subsidiary, division or department of the Company for or within which the participant is primarily employed or upon such other factors or criteria as the Committee shall determine. Where the grant or vesting of Restricted Stock is subject to the attainment of one or more Performance Goals, such shares of Restricted Stock shall be released from such restrictions only after the attainment of such Performance Goals has been certified by the Committee, unless the Committee determines otherwise.

The provisions of Restricted Stock Awards need not be the same with respect to each participant.

8.2              Certificates and Legends. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

”The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the 2018 Stock Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Restricted Stock Agreement are on file at the headquarters offices of BorgWarner Inc.“

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such Shares shall be delivered to the participant.

8.3              Termination of Employment. Shares of Restricted Stock shall be subject to the following terms and conditions:

(a)           Except to the extent otherwise provided in the applicable Restricted Stock Agreement and Sections 8.3(b) and 15.1(b)(2), upon a participant’s Termination of Employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

(b)           Except to the extent otherwise provided in Section 15.1(b)(2), the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions with respect to any or all of a participant’s shares of Restricted Stock in the event that such participant’s employment is involuntarily terminated (other than for Cause), or in the event of the participant’s death, Disability, or Retirement, or the Committee may provide for such waiver in the applicable Award Agreement.

8.4              Rights as a Stockholder; Dividends. Except as provided in this Section 8 and the applicable Restricted Stock Agreement, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any dividends, provided, however, that cash dividends will either, at the discretion of the Committee, (i) be automatically deferred and reinvested in additional Restricted Stock that shall be subject to the same restrictions, terms and conditions, including the vesting period, as the original grant of Restricted Stock, or (ii) be paid out in cash at the time that the Restricted Stock vests. If dividends are credited to the participant as additional shares of Restricted Stock, then the number of additional shares of Restricted Stock that shall be credited to the participant shall not exceed the amount that is the result of multiplying the number of shares of Restricted Stock held by the participant on the dividend record date by the dividend paid on each Share, and then dividing the amount by the Fair Market Value of a Share on the dividend payment date.

SECTION 9.      Stock Units.

9.1              Grant. The Committee shall determine the time or times at which grants of Stock Units will be awarded, the number of Stock Units to be awarded to any participant, the time or times within which such Awards may be subject to forfeiture, and any other terms and conditions of the Awards, in addition to those contained in Section 9.2. The provisions of Stock Units Awards need not be the same with respect to each participant. Each grant of Stock Units shall be confirmed by, and be subject to, the terms of an Award Agreement.

9.2              Terms and Conditions. All grants of Stock Units shall be subject to the following terms and conditions.

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(a)           Except to the extent otherwise provided in the applicable Award Agreement and Section 9.2(b) and Section 15.1(b)(3), upon a participant’s Termination of Employment for any reason prior to the date on which Stock Units awarded to the participant shall have vested, all rights to receive cash or Stock in payment of such Stock Units shall be forfeited by the participant.

(b)           The Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations with respect to any or all of a participant’s Stock Units in the event that such participant’s employment is involuntarily terminated (other than for Cause), or in the event of the participant’s death, Disability, or Retirement, or the Committee may provide for such waiver in the applicable Award Agreement.

(c)            In any case in which the Committee has waived, in whole or in part, any or all remaining payment limitations with respect to any or all of a participant’s Stock Units, payment of such participant’s Stock Units shall occur on the time(s) or event(s) otherwise specified pursuant to Section 9.2(e), in such participant’s Award Agreement.

(d)           With respect to any grant of Stock Units, the participant who receives such grant shall acquire no rights of a stockholder unless and until the participant becomes the holder of Shares delivered to such participant with respect to such Stock Units.

(e)           The Award Agreement for each award of Stock Units shall specify the time(s) or event(s) of payment of vested Stock Units, which time(s) or event(s) shall be limited to one or more of the following:

(1)               the date on which the Stock Units shall have vested,

(2)               the date of the participant’s Termination of Employment, or

(3)               a specified date.

In the case of an Award of Stock Units providing for payment upon the vesting of the Stock Units, payment shall be made as soon as administratively practicable thereafter, but in no event later than March 15 of the year following the year in which the vesting of the Stock Units occurs. In the case of an Award of Stock Units providing for payment upon Termination of Employment, payment shall be made on or after the Termination of Employment in the year in which the Termination of Employment occurs, except that in the case of a Specified Employee, payment shall be made on the first day of the seventh month following the month in which such Termination of Employment occurs or, if earlier, the date of the participant’s death. In the case of an Award of Stock Units providing for a specified date for payment, payment shall be made as soon as practicable on or after the specified date, but in no event no later than December 31 of the year in which the specified date occurs.

(f)            On the time(s) or event(s) specified in the applicable Award Agreement for the payment of cash or Stock with respect to vested Stock Units, the Company shall deliver to the participant either (1) a number of Shares equal to the number of vested Stock Units, or (2) cash equal to the Fair Market Value of such number of Shares. The form of payment shall be determined by the Committee in its discretion or as provided in the applicable Award Agreement.

9.3              Dividend Equivalents. The Committee may in its discretion provide that a participant shall be entitled to receive dividend equivalents on outstanding Stock Units. Such dividend equivalents may, as determined by the Committee at the time the Award is granted, be:

(a)           paid in cash at the time the Stock Unit to which it relates is settled;

(b)           credited to the participant as additional Stock Units, which shall vest and be settled at the same time as the Stock Unit to which it relates; or

(c)            paid or credited (as appropriate) in any combination of cash and additional Stock Units.

If dividend equivalents are credited to the participant as additional Stock Units, then the number of additional Stock Units that shall be credited to the participant with respect to any dividend on Stock shall not exceed the amount that is the result of multiplying the number of Stock Units credited to the participant on the dividend record date by the dividend paid on each Share and then dividing this amount by the Fair Market Value of a Share on the dividend payment date.

SECTION 10.  Performance Units.

10.1          Grant. The Committee shall determine the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any participant, the duration of the Performance Period and any other terms and conditions of the Award, in addition to those contained in Section 10.2. Each grant of Performance Units shall be confirmed by, and be subject to, the terms of an Award Agreement.

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10.2          Terms and Conditions. Performance Units shall be subject to the following terms and conditions.

(a)           The Committee may condition payment with respect to Performance Units on the attainment of Performance Goals. The Committee may also condition Performance Unit payments upon the continued service of the participant. The provisions of such Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each participant.

(b)           Except to the extent otherwise provided in the applicable Award Agreement, Section 10.2(c) and Section 15.1(b)(4), upon a participant’s Termination of Employment for any reason during the Performance Period or before any applicable Performance Goals are satisfied, all rights to receive cash or Stock in payment of the Performance Units shall be forfeited by the participant.

(c)            The Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations with respect to any or all of such participant’s Performance Units in the event that such participant’s employment is involuntarily terminated (other than for Cause), or in the event of the participant’s death, Disability, or Retirement, or the Committee may provide for such waiver in the applicable Award Agreement.

(d)           In any case in which the Committee has, prior to the expiration of the Performance Period, waived, in whole or in part, any or all payment limitations with respect to a participant’s Performance Units, such participant shall receive payment with respect to his or her Performance Units in the year following the year in which the Performance Period ends or would have ended, at the same time as the Committee has provided for payment to all other Award recipients.

(e)           At the expiration of the Performance Period, unless otherwise determined by the Committee, the Committee shall evaluate the extent to which the Performance Goals for the Award have been achieved and shall determine the number of Performance Units granted to the participant that have been earned, and the cash value thereof. The Company shall then deliver to the participant either a cash payment equal in amount to the cash value of the Performance Units or Shares equal in value to the cash value of the Performance Units, with the form of payment determined by the Committee in its discretion or as provided in the applicable Award Agreement. Payment shall occur as soon as administratively practicable thereafter, but in no event later than March 15 of the year following the year in which the Performance Period ends.

SECTION 11.  Performance Shares.

11.1          Grant. The Committee shall determine the time or times at which Performance Shares shall be awarded, the number of Performance Shares to be awarded to any participant, the duration of the Performance Period and any other terms and conditions of the Award, in addition to those contained in Section 11.2. Each grant of Performance Shares shall be confirmed by, and be subject to, the terms of an Award Agreement. Performance Shares may be conditioned upon the attainment of Performance Goals and continued employment or service of the participant. The provisions of such Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient.

11.2          Terms and Conditions.

(a)           Unless otherwise provided in Section 11.2(b) or Section 15.1(b)(4), upon a participant’s Termination of Employment during the Performance Period or before any applicable Performance Goals are satisfied, all rights to receive cash or Stock in payment of the Performance Shares shall be forfeited.

(b)           Except to the extent otherwise provided in Section 15.1(b)(4), the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations with respect to any or all such participant’s Performance Shares in the event that a participant’s employment is involuntarily terminated (other than for Cause), or in the event of a participant’s death, Disability, or Retirement, or the Committee may provide for such waiver in the applicable Award Agreement.

(c)            In any case in which the Committee has waived, in whole or in part, prior to the expiration of the Performance Period, any or all payment limitations with respect to a participant’s Performance Shares, such participant shall receive payment with respect to his or her Performance Shares in the year following the year in which Performance Period ends, at the same time as the Committee has provided for payment to all other Award recipients.

(d)           At the expiration of the Performance Period, unless otherwise determined by the Committee, the Committee shall evaluate the extent to which the Performance Goals for the Award have been achieved and shall determine the number of Performance Shares granted to the participant which shall have been earned, and the cash value thereof. The Company shall then deliver to the participant either (1) a number of Shares equal to the number of Performance Shares determined by the Committee to have been earned, or (2) cash equal to the Fair Market Value of such number of Shares, as determined by the Committee in its discretion or as provided in the applicable Award Agreement. Payment shall occur as soon as administratively practicable thereafter, but in no event later than March 15 of the year following the year in which the Performance Period ends.

SECTION 12.  Cash Incentive Awards.

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Subject to the terms of the Plan, the Committee will determine all terms and conditions of Cash Incentive Awards, including but not limited to the Performance Goals, the Performance Period, the potential amount payable, and the timing of payment; provided that the Committee must require that payment of all or any portion of the amount subject to the Cash Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Committee specifies, although the Committee may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a participant’s death, Disability, or Retirement or in the event that such participant’s employment is involuntarily terminated (other than for Cause). Notwithstanding the foregoing, nothing hereunder shall preclude or limit the Company or the Administrator from granting annual incentive awards that are solely payable in cash outside of the terms of the Plan.

SECTION 13.  Minimum Vesting Period.

All Awards shall have a minimum vesting period of one year from the date of grant. For purposes of Awards granted to non-employee directors, ”one year“ may mean the period of time from one annual meeting of stockholders to the next annual meeting of stockholders, provided that such period of time is not less than 50 weeks. Notwithstanding the foregoing, the Committee may grant Awards with less than a one-year vesting requirement, provided such Awards do not relate to more than 5% of the number of shares reserved under Section 4.1.

SECTION 14.  Repricing and Backdating Prohibited.

Notwithstanding anything in the Plan to the contrary, and except for the adjustments provided for under the Plan, neither the Committee nor any other person may (i) amend the terms of outstanding Options or Stock Appreciation Rights to reduce the exercise or base price of such outstanding Options or Stock Appreciation Rights; (ii) cancel outstanding Options or Stock Appreciation Rights in exchange for Options or Stock Appreciation Rights with an exercise or base price that is less than the exercise or base price of the original Options or Stock Appreciation Rights; or (iii) cancel outstanding Options or Stock Appreciation Rights with an exercise or base price above the current Fair Market Value of a Share in exchange for cash or other securities, in each case, without prior approval of the Company’s stockholders. In addition, the Committee may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Committee takes action to approve such Award.

SECTION 15.  Change in Control Provisions.

15.1          Impact of Event. If a participant has in effect an employment, retention, change in control, severance or similar agreement with the Company, a subsidiary or any Affiliate that provides a more favorable result upon a Change in Control on the participant’s Awards, then such agreement shall control in respect of such Awards. In all other cases, unless the Committee provides for a more favorable result in an Award Agreement (in which case such Award Agreement shall control over the provisions hereof), in the event of a Change in Control:

(a)           The successor or purchaser in the Change in Control transaction may assume an Award or provide a replacement award with terms and conditions at least as favorable as the terms and conditions in effect prior to the Change in Control, provided that any such assumed Award or replacement award shall:

(1)               have substantially equivalent economic value to the Award (as determined by the Committee as constituted immediately prior to the Change in Control);

(2)               relate to a class of equity that is (or will be within 5 business days following the Change in Control) listed to trade on a recognized securities market;

(3)               provide the participant with rights and entitlements substantially equivalent to or better than the rights and entitlements applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment (to the extent consistent with Section 409A of the Code, if applicable), including all provisions applicable in respect of such Award that provide for accelerated vesting;

(4)               with respect to Awards that vest upon the attainment of one or more Performance Goals, if the Change in Control occurs during the course of a Performance Period applicable to the Award, then (i) the Performance Goals shall be deemed to have been satisfied at the target level specified in the participant’s award agreement or, if greater, as otherwise specified by the Committee at or after grant, and (ii) any assumed or substituted award shall not include a performance objective, unless otherwise determined by the Committee as constituted immediately prior to the Change in Control; and

(5)               have terms and conditions providing that, if within two (2) years following a Change in Control either (i) the successor or purchaser in the Change in Control transaction (or any affiliate thereof) terminates the participant’s employment or service without Cause or (ii) if the participant is subject to any employment, retention, change in control, severance or similar agreement with the successor, purchaser, the Company or any affiliate thereof under which the participant has the right to certain benefits if the participant terminates his or her employment or service for ”good reason“ (as such term is defined in such agreement), such participant does, in fact, terminate his

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or her employment or service for ”good reason“, then the following provisions shall apply to any assumed Awards or replacement awards described herein:

(A)       Effective upon the date of the participant’s termination of employment or service, all of such participant’s outstanding Awards or replacement awards automatically shall vest (assuming, for any Award the vesting of which is subject to Performance Goals for which the Performance Period had not been completed as of the date of such termination, that such goals had been met at the target level); and

(B)       If the assumed Award or replacement award relates to a class of equity that is not then listed to trade on a recognized securities market, then, at the election of a participant, at the time of exercise or settlement of such Awards or replacement awards, the participant may elect to receive, in lieu of the issuance of such equity, a cash payment equal to the fair market value of the equity otherwise issuable thereunder (such payment calculated using the definition of ”Fair Market Value“ under the Plan as applied to the equity otherwise issuable under the assumed Award or replacement award).

(b)           If the successor or purchaser in the Change in Control transaction does not assume the Awards or issue replacement awards as provided in clause (a), then immediately prior to the date of the Change in Control:

(1)               Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant.

(2)               The restrictions applicable to any outstanding Restricted Stock shall lapse as of the date such Change in Control is determined to have occurred, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

(3)               The restrictions applicable to any outstanding Stock Units shall lapse as of the date such Change in Control is determined to have occurred, and such Stock Units shall become free of all restrictions and become fully vested. Payment for Stock Units that have vested as a result of this Section 15.1(b)(3) shall occur on the time(s) or event(s) otherwise specified in the Award recipient’s Award Agreement.

(4)               The restrictions applicable to any outstanding Performance Units and Performance Shares shall lapse as of the date such Change in Control is determined to have occurred, the Performance Goals of all such outstanding Performance Units and Performance Shares shall be deemed to have been achieved at target levels, the relevant Performance Period shall be deemed to have ended on the effective date of the Change in Control, and all other terms and conditions thereto shall be deemed to have been satisfied. If due to a Change in Control, a Performance Period is shortened, then the target Performance Award initially established for such Performance Period shall be prorated by multiplying the initial target Performance Award by a fraction, the numerator of which is the actual number of whole months in the shortened Performance Period and the denominator of which is the number of whole months in the original Performance Period. Payment for such Performance Units and Performance Shares that vest as a result of the Change in Control shall be made in cash or Stock (as determined by the Committee) as promptly as is practicable upon such vesting, but in no event later than March 15 of the year following the year in which the Performance Units and Performance Shares shall have vested pursuant to this Section 15.1(b)(4). Payment for Performance Units and Performance Shares that have vested prior to the Change in Control as a result of the Committee’s waiver of payment limitations prior to the date of the Change in Control shall be made in cash or Stock (as determined by the Committee):

(A)             in the year following the year in which the Performance Period would have otherwise ended absent a Change in Control, or

(B)              if earlier, as soon as practicable in the year in which the Award recipient’s Termination of Employment occurs; provided, however, that in the case of a ”Specified Employee“ who becomes entitled to payment of Performance Units or Performance Shares under this Section 15.1(b)(4)(B) by reason of his or her Termination of Employment, payment shall be made on the first day of the seventh month following the month in which such Termination of Employment occurs, or, if earlier, the date of the Specified Employee’s death.

15.2          Definition of Change in Control. For purposes of the Plan, a ”Change in Control“ shall mean the happening of any of the following events:

(a)           The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act ) (a ”Person“) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either:

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(1)               the then outstanding shares of common stock of the Company (the ”Outstanding Company Common Stock“) or

(2)               the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the ”Outstanding Company Voting Securities“);

provided, however, that for purposes of Section 15.2(a), the following acquisitions shall not constitute a Change in Control:

(W)            any acquisition directly from the Company,

(X)             any acquisition by the Company,

(Y)             any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

(Z)              any acquisition by any corporation pursuant to a transaction described in paragraphs (1), (2) and (3) of Section 15.2(c); or

(b)           Individuals who, as of the Effective Date, constitute the Board (the ”Incumbent Board“) and cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)            Consummation by the Company of a reorganization, statutory share exchange, merger or consolidation or similar transaction involving the Company or any of its Subsidiaries or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity by the Company or any of its Subsidiaries (each of the foregoing, a ”Business Combination“), in each case, unless, following such Business Combination,

(1)               all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,

(2)               no Person (excluding any corporation resulting from such Business Combination or any employee plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and

(3)               at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d)           Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if an Award is considered deferred compensation subject to the provisions of Section 409A of the Code, and if a payment under such Award is triggered upon a ”Change in Control,“ then the foregoing definition shall be deemed amended as necessary to comply with Section 409A of the Code.

SECTION 16.  Term, Amendment and Termination.

16.1          Term of Plan. Unless terminated sooner by the Board, the Plan will terminate when all the Shares reserved for issuance have been issued. If the term of the Plan extends beyond ten years from the Effective Date, then no incentive stock options

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may be granted after such time unless stockholders of the Company have approved an extension of the Plan. Awards outstanding as of the date on which the Plan terminates shall not be affected or impaired by the termination of the Plan.

16.2          Amendment by the Board. The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would

(a)           impair the rights of a participant under an Award theretofore granted without the participant’s consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or

(b)           disqualify the Plan from the exemption provided by Rule 16b-3,

except that the Board shall always have the authority to amend the Plan and the terms of any Award theretofore granted to take into account changes in law and tax and accounting rules.

16.3          Amendment by the Committee. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder’s consent except:

(a)           to the extent required or permitted by the Plan or by applicable law, including but not limited to any clawback requirements or policy of the Company as may be in effect from time to time, or

(b)           an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3.

16.4          Approval by Stockholders. No amendment shall be made to the Plan without the approval of the Company’s stockholders to the extent such approval is required by law, rules of the stock exchange on which the Shares are then traded, or agreement.

SECTION 17.  Cancellation and Rescission of Awards.

17.1          Reasons for Cancellation or Recession. The Committee may cancel, declare forfeited, or rescind any unexercised, undelivered, or unpaid Award upon its determining that

(a)           a participant has violated the terms of the Plan or the Award Agreement under which such Award has been made, or

(b)           the participant has committed a Breach of Conduct.

In addition, for a period of one year following the exercise, payment or delivery of an Award, the Committee may rescind any such exercise, payment or delivery of an Award upon its determining that the participant committed a Breach of Conduct prior to the exercise, payment or delivery of the Award, or within six months thereafter subject to any clawback requirements or policy of the Company as may be in effect from time to time.

17.2          Committee’s Determination Binding. In the case of an Award’s cancellation, forfeiture, or rescission due to a Breach of Conduct by reason of the participant’s conviction of, or entering a guilty plea, no contest plea or nolo contendre plea to any felony or to any crime involving dishonesty or moral turpitude, the Committee’s determination that a participant has committed a Breach of Conduct, and its decision to require rescission of an Award’s exercise, payment or delivery shall be conclusive, binding, and final on all parties. In all other cases, the Committee’s determination that a participant has violated the terms of the Plan or the Award, or has committed a Breach of Conduct, and the Committee’s decision to cancel, declare forfeited or rescind an Award or to require rescission of an Award’s exercise, payment or delivery shall be conclusive, binding, and final on all parties unless the participant makes a written request to the Committee to review such determination and decision within thirty days of the Committee’s written notice of such actions to the participant. In the event of such a written request, the members of the Board who are ”independent directors“ within the meaning of the applicable stock exchange rule (including members of the Committee) shall review the Committee’s determination no later than the next regularly scheduled meeting of the Board. If, following its review, such directors approve, by a majority vote,

(a)           the Committee’s determination that the participant violated the terms of the Plan or the Award or committed a Breach of Conduct, and

(b)           the Committee’s decision to cancel, declare forfeited, or rescind the Award,

such determination and decision shall thereupon be conclusive, binding, and final on all parties.

17.3          Rescinded Awards. In the event an Award is rescinded or recovered, the affected participant shall repay or return to the Company any cash amount, Stock, or other property received from the Company upon the exercise, payment or delivery of such Award (or, if the participant has disposed of the Stock or other property received and cannot return it, its cash value at the time of exercise, payment or delivery), and, in the case of Stock or other property delivered to the participant, any gain or profit realized by the

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participant in a subsequent sale or other disposition of such Stock or other property. Such repayment and (or) delivery shall be on such terms and conditions as the Committee shall prescribe.

17.4          Disgorgement of Awards. Any Awards granted pursuant to the Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

SECTION 18.  General Provisions.

18.1          Unfunded Status. The Plan constitutes an ”unfunded“ plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the ”unfunded“ status of the Plan.

18.2          Transferability. Participants shall not be permitted to sell, assign, transfer, pledge or otherwise encumber any Award granted under the Plan, unless and to the extent the Committee allows a participant to designate in writing a beneficiary to exercise the Award or receive payment under the Award after the participant’s death, other than:

(a)           by will or by the laws of descent and distribution, or, in the Committee’s discretion, pursuant to a written beneficiary designation,

(b)           pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder), or

(c)            in the Committee’s discretion, pursuant to a gift to such optionee’s ”immediate family“ members directly, or indirectly by means of a trust, partnership, or limited liability company, provided that the participant may not receive consideration for such transfer of an Award, provided that an Incentive Stock Option may only be transferred according to subsection (a).

Subject to the terms of the Plan and the relevant Award Agreement, all Stock Options shall be exercisable only by the optionee, guardian, legal representative or beneficiary of the optionee or permitted transferee, it being understood that the terms ”holder“ and ”optionee“ include any such guardian, legal representative or beneficiary or transferee. For purposes of this Section 18.2, ”immediate family“ shall mean, except as otherwise defined by the Committee, the optionee’s spouse, children, siblings, stepchildren, grandchildren, parents, stepparents, grandparents, in-laws and persons related by legal adoption. Such transferees may transfer an Award only by will or by the laws of descent and distribution.

18.3          Legends. The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to:

(a)           obtaining approval from any governmental agency which the Company determines is necessary or advisable,

(b)           admission of such shares to listing on the stock exchange on which the Stock may be listed, and

(c)            completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body which the Company determines to be necessary or advisable.

18.4          Other Compensation. Nothing contained in the Plan shall prevent the Company or any subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

18.5          No Right to Employment. The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company or any subsidiary or Affiliate to terminate the employment of any employee at any time.

18.6          Tax Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a participant as a result of the grant, vesting, payment or settlement of

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an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due to the participant cash, or with the consent of the Committee, Shares otherwise deliverable or vesting under an Award, to satisfy such tax or other obligations. Alternatively, the Company or its Affiliate may require such participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, then the Committee may permit a participant to satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with such Award by electing to (i) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that, to the extent needed for the Company and its Affiliates to avoid an accounting charge, the amount to be withheld in Shares may not exceed the total maximum statutory tax withholding obligations associated with the transaction. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires. In any case, the Company and its Affiliates may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

18.7          Right of First Refusal. At the time of grant, the Committee may provide in connection with any grant made under the Plan that the Shares received as a result of such grant shall be subject to a right of first refusal pursuant to which the participant shall be required to offer to the Company any shares that the participant wishes to sell at the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

18.8          Reinvestment of Dividends. The reinvestment of cash dividends in additional shares of Restricted Stock, and the crediting of dividend equivalents or interest equivalents (if such interest equivalents are payable in Stock when distributed) on Stock Units or on the deferred payment of Stock Units, Performance Units or Performance Shares, shall only be permissible if sufficient shares of Stock are available under Section 4 (taking into account then outstanding Awards).

18.9          Beneficiary Designations. The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant’s death are to be paid.

18.10      Code Section 409A. It is intended that Stock Options awarded pursuant to Section 6, Stock Appreciation Rights awarded pursuant to Section 7, and Restricted Stock awarded pursuant to Section 8 not constitute a ”deferral of compensation“ within the meaning of Section 409A of the Code. It is further intended that Performance Shares and Performance Units granted pursuant to Sections 10 and 11 not constitute a ”deferral of compensation“ within the meaning of Section 409A of the Code excepting, however, Performance Shares and Performance Units that become vested as a result of the Committee’s waiver of payment limitations prior to the end of the applicable Performance Period. It is also intended that Stock Units awarded pursuant to Section 9, and Performance Units and Performance Shares that are or become vested as a result of the Committee’s waiver of payment limitations prior to the end of the applicable Performance Period satisfy the requirements of Sections 409A(2) through (a)(4) of the Code in all material respects. Finally, notwithstanding other provisions of the Plan, or any applicable Award Agreement, no Award shall be granted, deferred, accelerated, extended, paid out or modified under the Plan in a manner that would result in the imposition of an additional tax upon a participant under Section 409A of the Code. The Plan shall be interpreted for all purposes and operated to the extent necessary to comply with the intent expressed in this Section 18.100.

18.11      No Guarantee of Tax Treatment. Notwithstanding any provisions of the Plan to the contrary, the Company does not guarantee to any participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Section 409A of the Code shall be so exempt, (ii) any Award intended to comply with Section 409A of the Code or Section 422 of the Code shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

18.12      Severability. If any provision of the Plan is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be impaired or affected thereby. The invalid, illegal, or unenforceable provision shall be treated as amended to the minimum extent necessary to make the provision valid, legal, and enforceable and to accomplish the Company’s original objectives for establishing the Plan.

18.13      Choice of Law; Legal Actions. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware without taking into account its conflict of laws provisions. The exclusive venue for any legal action or proceeding with respect to this Plan or any Award, or for recognition and enforcement of any judgment in respect of this Plan or any Award, shall be a court sitting in Oakland County, Michigan. Any legal action or proceeding with respect to the Plan or any Award must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint. Any such legal action may be heard only in a ”bench“ trial, and any party to such action shall agree to waive his, her or its right to a jury trial.

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Appendix B

Amendment to the Company's Restated Certificate of Incorporation to Provide that Directors May Be Removed Without Cause

Article V, Section 4

SECTION 4. Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in this Restated Certificate of Incorporation to elect directors under specified circumstances, any director may be removed from office at any time, with or without cause, but only ~~for cause and only~~ by the affirmative vote of the holders of a majority of the voting power of the then outstanding Voting Stock, voting together as a single class. For the purpose of this Restated Certificate of Incorporation, ”Voting Stock“ shall mean the shares of capital stock of the Corporation entitled to vote generally in the election of directors.

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Appendix C

ARTICLE VII

MEETINGS

SECTION 1.    Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in this Restated Certificate of Incorporation to elect directors under specific circumstances, all actions required or permitted to be taken by stockholders at an annual or special meeting of stockholders of the Corporation may be taken by the written consent of the holders of capital stock of the Corporation entitled to vote; provided that no such action may be taken except in accordance with the provisions of this Article VII, the Corporation’s By-Laws and applicable law.

(a)               Record Date. The record date for determining such stockholders entitled to consent to corporate action in writing without a meeting shall be as fixed by the Board of Directors or as otherwise established under this Article VII. Any holder of Common Stock of the Corporation seeking to have the stockholders authorize or take corporate action by Consent shall, by written request addressed to the secretary of the Corporation and delivered to the Corporation’s principal executive offices and signed by holders of record at the time such request is delivered representing at least 20 percent (20%) of the outstanding shares of Common Stock of the Corporation, request that a record date be fixed for such purpose. The written request must contain the information set forth in Section 1(b) of this Article VII. Following delivery of the request, the Board of Directors shall, by the later of (x) 20 days after delivery of a valid request to set a record date and (y) 5 days after delivery of any information required by the Corporation to determine the validity of the request for a record date or to determine whether the action to which the request relates may be effected by Consent under Section 1(b)(ii) of this Article VII, determine the validity of the request and whether the request relates to an action that may be taken by Consent and, if appropriate, adopt a resolution fixing the record date for such purpose. The record date for such purpose shall be no more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not precede the date such resolution is adopted. If a request complying with the second and third sentences of this Section 1(a) has been delivered to the secretary of the Corporation but no record date has been fixed by the Board of Directors by the date required by the preceding sentence, the record date shall be the first date on which a signed Consent relating to the action taken or proposed to be taken by Consent is delivered to the Corporation in the manner described in Section 1(f) of this Article VII; provided that, if prior action by the Board of Directors is required under the provisions of Delaware law, the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(b)               Request Requirements. Any request required by Section 1(a) of this Article VII (i) must be delivered by the holders of record of at least 20% of the outstanding shares of common stock of the, who shall not revoke such request and who shall continue to own not less than 20% of the outstanding shares of common stock of the Corporation through the date of delivery of Consents signed by a sufficient number of stockholders to authorize or take such action; (ii) must contain an agreement to solicit Consents in accordance with Section 1(d) of this Article VII, (iii) must describe the action proposed to be taken by written consent of stockholders, (iv) must contain (1) such information and representations, to the extent applicable, then required by Section 7 of the Corporation’s By-Laws and (2) the text of the proposed action to be taken (including the text of any resolutions to be adopted by Consent), and (v) must include documentary evidence that the requesting stockholder(s) own in the aggregate not less than 20% of the outstanding shares of common stock of the Corporation as of the date of such written request to the secretary; provided, however, that if the stockholder(s) making the request are not the beneficial owners of the shares representing at least 20% of the outstanding shares of common stock of the Corporation, then to be valid, the request must also include documentary evidence (or, if not simultaneously provided with the request, such documentary evidence must be delivered to the secretary within ten business days after the date on which the request is delivered to the secretary) that the beneficial owners on whose behalf the request is made beneficially own at least 20% of the outstanding shares of common stock of the Corporation as of the date on which such request is delivered to the secretary. If the action proposes to elect directors by written consent, the written request for a record date must also contain the information then required by Section 7 and any other applicable sections of the Corporation’s By-Laws. The Corporation may require the stockholder(s) submitting such request to furnish such other information as may be reasonably requested by the Corporation. Any requesting stockholder may revoke his, her or its request at any time by written revocation delivered to the secretary of the Corporation at the Corporation’s principal executive offices. Any disposition by a requesting stockholder of any shares of common stock of the Corporation (or of beneficial ownership of such shares by the beneficial owner on whose behalf the request was made) after the date of the request, shall be deemed a revocation of the request with respect to such shares, and each requesting stockholder and the applicable beneficial owner shall certify to the secretary of the Corporation on the day prior to the record date set for the action by written consent as to whether any such disposition has occurred. If the unrevoked requests represent in the aggregate less than 20% of the outstanding shares of common stock of the Corporation, the Board of Directors, in its discretion, may cancel the action by written consent.

(W)

(c)                Actions Which May Be Taken by Written Consent. Stockholders are not entitled to act by Consent if (i) the record date request does not comply with this Article VII or the Corporation’s By-Laws; (ii) the action relates to an item of business that is not a proper subject for stockholder action under applicable law; (iii) the request for a record date for such action is received by the Corporation during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting; (iv) an identical or substantially similar item of business (as determined by the Board of Directors of the

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Corporation in its reasonable determination, which determination shall be conclusive and binding on the Corporation and its stockholders, (a ”Similar Item“)), was presented at a meeting of stockholders held not more than 12 months before the request is received by the secretary of the Corporation; (v) a Similar Item consisting of the election or removal of directors was presented at a meeting of stockholders held not more than 90 days before the request is received by the secretary of the Corporation (and, for purposes of this clause, the election or removal of directors shall be deemed a ”Similar Item“ with respect to all items of business involving the election or removal of directors), (vi) a Similar Item is included in the Corporation’s notice of meeting as an item of business to be brought before an annual or special stockholders meeting that has been called but not yet held or that is called to be held within 90 days after the request is received by the secretary of the Corporation; or (vii) such record date request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934 or other applicable law. For purposes of this Section 1(c), the nomination, election or removal of directors shall be deemed to be a Similar Item with respect to all actions involving the nomination, election or removal of directors, changing the size of the Board of Directors and filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors.

(d)               Manner of Consent Solicitation. Holders of common stock of the Corporation may take action by written consent only if Consents are solicited from all holders of common stock of the Corporation entitled to vote on the matter and in accordance with applicable law.

(e)               Date of Consent. Every Consent purporting to take or authorize the taking of corporate action must bear the date of signature of each stockholder who manually signs the Consent, and no Consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated Consent delivered in the manner required by Section 1(f) of this Article VII and not later than 120 days after the record date, Consents signed by a sufficient number of stockholders to take such action are so delivered to the Corporation.

(f)                Delivery of Consents. No Consents may be dated or delivered to the Corporation or its registered office in the State of Delaware until 60 days after the delivery of a valid request to set a record date. Consents must be delivered to the Corporation by delivery to its registered office in the State of Delaware or its principal place of business. Delivery must be made by hand or by certified or registered mail, return receipt requested. The secretary of the Corporation shall provide for the safe-keeping of such Consents and any related revocations and shall promptly designate one or more persons, who shall not be members of the Board of Directors, to serve as inspectors (”Inspectors“) with respect to such Consents. The Inspectors shall promptly conduct a ministerial review of the sufficiency of all Consents and any related revocations and of the validity of the action to be taken by written consent as the secretary of the Corporation deems necessary or appropriate, including, without limitation, whether the stockholders of a number of shares having the requisite voting power to authorize or take the action specified in Consents have given consent. If after such investigation the Inspectors shall determine that the action purported to have been taken is duly authorized by the Consents, that fact shall be certified on the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders and the Consents shall be filed in such records. In conducting the investigation required by this section, the Inspectors of the Corporation may, at the expense of the Corporation, retain special legal counsel and any other necessary or appropriate professional advisors as such person or persons may deem necessary or appropriate and, to the fullest extent permitted by law, shall be fully protected in relying in good faith upon the opinion of such counsel or advisors.

(g)               Effectiveness of Consent. No action may be taken by the stockholders by Consent except in accordance with this Article VII. If the Board of Directors shall determine that any request to fix a record date was not properly made in accordance with, or relates to an action that may not be effected by Consent pursuant to, this Article VII, or the stockholder or stockholders seeking to take such action do not otherwise comply with this Article VII, then the Board of Directors shall not be required to fix a record date and any such purported action by Consent shall be null and void to the fullest extent permitted by applicable law. No Consent shall be effective until such date as the Inspectors certify to the Corporation that the Consents delivered to the Corporation in accordance with paragraph (vi) of this Article VII, represent at least the minimum number of votes that would be necessary to take the corporate action at a meeting at which all shares entitled to vote thereon were present and voted, in accordance with Delaware law and this Certificate of Incorporation.

(h)               Challenge to Validity of Consent. Nothing contained in this Article VII shall in any way be construed to suggest or imply that the Board of Directors of the Corporation or any stockholder shall not be entitled to contest the validity of any Consent or related revocations, whether before or after such certification by the Inspectors, as the case may be, or to prosecute or defend any litigation with respect thereto.

(i)        Board-solicited Stockholder Action by Written Consent. Notwithstanding anything to the contrary set forth above, (x) none of the foregoing provisions of this Article VII shall apply to any solicitation of stockholder action by written consent by or at the direction of the Board of Directors and (y) the Board of Directors shall be entitled to solicit stockholder action by written consent in accordance with applicable law.

SECTION 2.    Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in this Restated Certificate of Incorporation to elect directors under specified circumstances, special meetings of the stockholders of the Corporation may be called by (i) the Board of Directors pursuant to a resolution approved by a majority of the total number of directors or by any person or committee expressly so authorized by the Board of Directors pursuant to a resolution approved

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by a majority of the total number of directors and, (ii) subject to the provisions of the Corporation’s By-Laws, a special meeting of the stockholders shall be called by the Board of Directors upon written request, of the holders of record of at least twenty percent (20%) of the voting power of all outstanding shares of Common Stock entitled to vote at such meeting, such voting power to be calculated and determined in the manner specified, and with any limitations as may be set forth, in the Corporation’s By-Laws.

SECTION 3.    Notwithstanding anything contained in this Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of a majority of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with this Article VII.

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